PROSPECTUS

CCMI FUNDS

CCMI Bond Fund: A mutual fund seeking to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

CCMI Equity Fund: A mutual fund seeking to provide high total return over longer periods of time through appreciation of capital and current income provided by dividends and interest payments. The Fund attempts to achieve this objective by investing in a broad, diversified range of common stocks.


          CONTENTS
          Risk/Return Summary.................................................1
                CCMI Bond Fund ...............................................1
                CCMI Equity Fund .............................................4
          What are the Funds' Fees and Expenses?..............................7
          What are the Bond Fund's Investment Strategies?.....................9
          What are the  Principal Securities in Which the Bond Fund Invests?.10
          What are the  Specific Risks of Investing in the Bond Fund?........12
          What are the Equity Fund's Investment Strategies?..................14
          What are the Principal Securities in Which the Equity Fund Invests?15
          What are the Specific Risks of Investing in the Equity Fund?.......15
          What Do Shares Cost? ..............................................16
          How are the Funds Sold?............................................16
          How to Purchase Shares.............................................17
          How to Exchange Shares ............................................20
          How to Redeem Shares...............................................21
          Account and Share Information......................................23
          Who Manages the Funds?.............................................24
          Financial Highlights...............................................25
          Privacy Policy ....................................................28


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


JANUARY 6, 2005



NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

RISK/RETURN SUMMARY

CCMI BOND FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests primarily in a diversified portfolio of investment grade fixed income securities. The Fund's investment adviser ("Adviser") seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the security type that the Adviser expects to offer the best balance between current income and risk. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

o INTEREST RATE RISKS. Prices of fixed income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed income securities with longer durations.
o CREDIT RISKS. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
o PREPAYMENT RISKS. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds of the applicable mortgage backed securities at the lower interest rates available. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities due to the potential prepayment of higher interest mortgages.
o GOVERNMENT RISK. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. It is possible that the U.S. government would not provide financial support to its agencies if it is not required to do so by law. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price or yield could fall. The U. S. government guarantees payment of principal and timely payment of interest on certain U. S. government securities. This does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

RISK/RETURN BAR CHART AND TABLE
The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the Fund's 2003 total return. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The performance information in the bar chart and table does not reflect the payment of any sales charge, which was eliminated June 7, 2004. The Fund's performance would have been lower if the sales charge were included. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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Total Return as of December 31,

2003            4.02%

The Fund's total return for the six-month period from January 1, 2004 through June 30, 2004 was -0.68%.
Within the period shown in the bar chart, the Fund's highest quarterly return was 3.04% (quarter ended June 30, 2003). Its lowest quarterly return was -0.99% (quarter ended September 30, 2003).

AVERAGE ANNUAL TOTAL RETURN TABLE
Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund's shares to illustrate the effect of federal taxes on the Fund returns. Actual after tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Aggregate Bond Index (the LB Index). The LB Index includes over 5,000 fixed rate debt issues rated investment grade or higher by rating agencies. The LB Index is comprised of government, corporate, and mortgage backed securities. All returns are market value weighted inclusive of accrued interest. Index returns do not reflect taxes, expenses or other fees that the SEC requires to be reflected in the Fund's performance.


For the periods ended December 31, 2003
------------------------------------------
                                                                     Start of
CCMI Bond Fund                                    One Year         Performance 1
------------------------------------------   -----------------  ----------------

Return before taxes                                4.02%               7.85%

Return after taxes on distributions 2              1.97%               6.29%

Return After Taxes on Distributions
and Sale of Fund Shares 2                          2.54%               5.71%

Lehman Brothers Aggregate Bond Index               4.11%               6.94%

1  The Fund's start of performance date was July 1, 2002.
2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.
Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential return.


CCMI EQUITY FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is to provide high total return over longer periods of time through appreciation of capital and current income provided by dividends and interest payments. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests primarily in a broad, diversified range of common stocks of companies deemed to have above average earnings growth prospects and whose shares are available at reasonable prices. As a matter of investment policy, the Fund will invest so that, under normal circumstances, at least 80% of its assets are invested in equity securities. The Fund uses a "blended" style of investing, selecting both growth and value stocks.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's return include:

o STOCK MARKET RISKS. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's share price may decline suddenly or over a sustained period of time.
o RISKS RELATING TO INVESTING FOR GROWTH. Growth Stocks may experience a larger decline than value stocks on a forecast of lower earnings, a negative fundamental development or an adverse market development.
o RISK RELATED TO INVESTING FOR VALUE. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and therefore may lag behind growth stocks in an up market.
o SECTOR RISKS. Because the Adviser may allocate more of the Fund's portfolio holdings to a particular industry sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

The Shares offered by this prospectus are not deposits or obligations of Commerce Capital Management, Inc. or its affiliates, are not endorsed or guaranteed by Commerce Capital Management, Inc. or its affiliates and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

RISK/RETURN BAR CHART AND TABLE
The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The performance information in the bar chart and table does not reflect the payment of any sales charge, which was eliminated June 7, 2004. The Fund's performance would have been lower if the sales charge were included. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Total Return as of December 31,

1995            29.16%
1996            21.43%
1997            30.27%
1998            24.49%
1999            14.77%
2000            -2.05%
2001           -10.03%
2002           -21.12%
2003            27.83%

The Fund's total return for the six-month period from January 1, 2004 through June 30, 2004 was 3.76%.
Within the period shown in the bar chart, the Fund's highest quarterly return was 21.31% (quarter ended December 31, 1998). Its lowest quarterly return was -17.12% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURN TABLE
Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund's shares to illustrate the effect of federal taxes on the Fund returns. Actual after tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor's 500 Index (S&P 500), a broad-based market index. The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect taxes, expenses or other fees that the SEC requires to be reflected in the Fund's performance.

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For the periods ended December 31, 2003
----------------------------------------
                                                                    Start of
CCMI Equity Fund                         One Year    Five Year    Performance 1
----------------------                  ----------  ------------ --------------

Return before taxes                        27.83%       0.39%         11.23%

Return after taxes on distributions 2      27.50%      -1.33%          9.45%

Return After Taxes on Distributions
and Sale of Fund Shares 2                  16.92%       0.22%          9.19%

S&P 500 Index                              28.66%      -0.58%         12.27%

1  The Fund's start of performance date was December 5, 1994.
2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates and reinvestment of all dividends. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.
Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential return.

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WHAT ARE THE FUNDS' FEES AND EXPENSES?


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds.

                                                                             CCMI Bond      CCMI Equity
                                                                                Fund           Fund
Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases                               0.00%           0.00%
         (as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)             0.00%           0.00%

Annual Fund Operating Expenses (Before Waiver/Reimbursement) 1

Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee                                                                 0.60%           0.85%
Distribution Fees (12b-1) and/or Shareholder Services (12b-1) Fees 2           0.25%           0.25%
Other Expenses                                                                 0.19%           0.31%
Total Annual Fund Operating Expenses                                           1.04%           1.41%

  1 Although not contractually obligated to do so, the Adviser expects to waive a portion of its management fee and/or reimburse expenses as follows:

          Total Waivers/Reimbursements of Fund Expenses                        0.22%           0.28%

      Assuming Total Annual Operating Expenses are 1.04% and 1.41% for the Bond
      Fund and the Equity Fund, respectively, Net Annual Operating Expenses after management fee waivers and expense reimbursements would  be as follows:.

          Net Annual Fund Operating Expenses (after waiver/reimbursement)      0.82%           1.13%


     The Adviser does not intend to waive fees or reimburse expenses in excess of 0.22% or 0.28% for the Bond Fund and Equity Fund, respectively. The Adviser can terminate this anticipated voluntary waiver/reimbursment at any time. The Adviser has not agreed to cap expenses.

  2 Each Fund pays a shareholder services fee as indicated above. The Bond Fund has no present intention of paying or accruing a distribution fee for the fiscal year ending May 31, 2005. The Equity Fund has no distribution plan. If authorized by the Board of Trustees, the Bond Fund could pay a distribution fee of up to 0.25% for fiscal periods after May 31, 2005 in addition to the shareholder services fee.


EXAMPLE
This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses before waivers remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

 ------------------------------------------------------------------------
                                 Bond Fund            Equity Fund
 ------------------------------------------------------------------------
 1 Year                        $      106            $       144
 3 Years                       $      331            $       446
 5 Years                       $      574            $       771
 10 Years                      $     1,271           $      1,691

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WHAT ARE THE BOND FUND'S INVESTMENT STRATEGIES?

The Bond Fund invests at least 80% of its assets in fixed income securities. The Fund invests primarily in a diversified portfolio of fixed income securities consisting primarily of U.S. government securities, corporate obligations rated BBB or higher by a national rating agency, and mortgage backed securities. The Adviser allocates the Fund's portfolio among the various types of fixed income securities, and adjusts the maturity of the portfolio, by analyzing the expected relative value of the securities types invested in by the Fund, and the expected changes in interest rates. In selecting a corporate debt obligation, the Adviser analyzes the business, competitive position and financial condition of the issuer to assess whether the security's potential return outweighs its risk.

The Adviser may lengthen or shorten the duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. The Adviser may adjust the portfolio's duration based upon the Adviser's interest rate outlook, generally maintaining a longer duration when rates are expected to fall, and a shorter duration when they are expected to increase.

Because the Fund refers to fixed income investments in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed income investments.

TEMPORARY DEFENSIVE INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities, money market funds and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal(that is, the original amount invested by shareholders).

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE bOND FUND INVESTS?

FIXED INCOME SECURITIES
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities typically provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the principal types of fixed income securities in which the Fund may invest.

TREASURY SECURITIES
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risk.

AGENCY SECURITIES
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

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CORPORATE DEBT SECURITIES
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

MORTGAGE BACKED SECURITIES
Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs.

SEQUENTIAL CMOS
In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. If the Fund invests in shares of other investment companies, the shareholders of the Fund generally will be subject to duplicative management fees.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES
Most fixed income securities purchased for the Fund are investment grade. The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized statistical rating organizations (NRSROs). For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on its assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade. Some securities may be non-investment grade at the time of purchase.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings are available in the Statement of Additional Information, which can be requested free of charge by calling 1-800-386-3111.


WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE bOND FUND?

INTEREST RATE RISKS
o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS
o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
o Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
o Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

PREPAYMENT RISKS
Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rate rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

WHAT ARE THE EQUITY FUND'S INVESTMENT STRATEGIES?

The Equity Fund invests at least 80% of its assets in equity securities. The Fund invests primarily in a broad, diversified range of common stocks which, in the Adviser's opinion, are trading at a reasonable valuation in relation to their history, to the market and to their expected future price. A description of the various types of securities in which the Fund invests, and their risks, immediately follows the strategy discussion.

Companies with similar characteristics may be grouped together in broad categories called sectors. Although the Adviser may allocate relatively more of the Fund's portfolio securities to a particular industry sector, the Adviser diversifies the Fund's investments, limiting the Fund's risk exposure with respect to individual securities and industry sectors.
The Fund's Adviser performs traditional fundamental analysis to select securities that exhibit the most promising long-term value for the Fund's portfolio. In selecting securities, the Adviser focuses on the current financial condition of the issuing company, in addition to examining each issuer's business and product strength, competitive position, and management expertise. Further, the Adviser considers current economic, financial market, and industry factors, which may affect the issuing company. To determine the timing of purchases and sales of portfolio securities, the Adviser looks at recent stock price performance and the direction of current fiscal year earnings estimates of various companies.

The Fund uses a "blended" style of investing, using a combination of both growth and value stocks.

Because the Fund refers to equity securities in its name it will notify shareholders in advance of any change in its investment policies that would enable the Fund to invest less than 80% of its assets in equity securities.

TEMPORARY DEFENSIVE INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities, money market funds and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders. If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees.

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE EQUITY FUND  INVESTS?

EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the principal types of equity securities in which the Fund invests.

COMMON STOCKS
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE EQUITY FUND?

STOCK MARKET RISKS
The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity
securities.   However,   diversification  will  not  protect  the  Fund  against
widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR GROWTH
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE
Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and therefore may lag behind growth stocks in an up market.

SECTOR RISKS
Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

WHAT DO SHARES COST?

You can purchase, redeem, or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When a Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV). NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund's assets are generally valued at their market value. If market prices are not available or do not reflect fair value, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the adviser at their fair value according to procedures approved by the Funds' Board of Trustees. For example, arbitrage opportunities may exist when trading in a portfolio security is halted and does not resume before the Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.



The required minimum initial investment for Fund Shares by an investor is $1,000. Subsequent investments must be in amounts of at least $100. Either Fund may waive these minimums for purchases made by fiduciary or custodial accounts of the Trust Division of SunTrust Banks, Inc. or its affiliates. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with a Fund. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

HOW ARE THE FUNDS SOLD?

The Funds' Distributor, Unified Financial Securities, Inc. (Distributor), markets the Shares described in this prospectus to trust clients of Suntrust Banks, Inc., its affiliates, and to individual investors.

When the Distributor receives marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Unified Financial Services, Inc.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN
The Bond Fund has adopted a Distribution Plan pursuant to Rule 12b-1, which allows it to pay marketing fees of up to 0.25% of the Fund's average net assets to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Shares. The Bond Fund has no present intention of paying or accruing a Distribution Plan fee for the fiscal year ending May 31, 2005.

Each Fund has adopted a Shareholder Services Plan pursuant to Rule 12b-1, which allows it to pay a shareholder services fee of up to 0.25% of the Fund's average net assets to broker/dealers and other participating financial institutions for providing services to the Fund and its shareholders. Because these Shares pay shareholder service fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and shareholder service fees.

HOW TO PURCHASE SHARES

The minimum initial investment in each Fund is $1,000. You may purchase Shares directly from the Funds or through an investment professional that has a sales agreement with the Distributor (Authorized Dealer). All purchases of Fund Shares are made by the Distributor at the NAV next calculated after the Distributor receives proper instructions from you or your financial intermediary. Instructions must be received by the Distributor no later than the close of the NYSE to effect transactions at that day's NAV. If the Distributor receives instructions from you or your financial intermediary after that time, the instructions will be processed at the NAV next calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customer's permission for each transaction, and each financial institution retains responsibility to its customers for any irregularities related to those transactions. The Funds may limit the amount of purchases and refuse to sell shares to any person.

DIRECTLY THROUGH THE FUNDS

INITIAL PURCHASE
An investor may purchase Shares by calling CCMI Funds at 1-800-386-3111. Orders must be received by CCMI Funds by 4:00 p.m. (Eastern time) in order to receive that day's NAV. Payment is normally required within three business days.

You may purchase Fund Shares by mailing a check and completed account application to:
CCMI Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110

If you send your check by a PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE that requires a street address, mail it to:
CCMI Funds
c/o Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204-1806

The initial purchase request must contain a completed and signed application and a check made payable to the Fund. The check for the initial purchase must have the same address as the application. Please state which Fund the purchase is for on the check.


You may also purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at 1-800-386-3111 to obtain instructions on how to set-up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

                  Fifth Third Bank
                  ABA # 042000314
                  Attn: CCMI Fund                   (Specify the Fund)
                  D.D.A. # 99275142
                  Account Name----------------------(Write in shareholder name) For the Account #-----------------(Write in account number)

You must provide a signed application to Unified Fund Services, Inc. at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.


ADDITIONAL INVESTMENTS
Minimum subsequent investments are $100. You may purchase additional shares of the Funds at any time by mail, phone or automatic investment. Each additional mail purchase request must contain:

- your name                         - the name of your account
- your account number               - a check made payable to the CCMI Funds

Checks should be sent to the CCMI Funds at the address under the heading "Initial Purchase" in this prospectus.

THROUGH AN AUTHORIZED DEALER
Call your Authorized Dealer for specific instructions. Purchase orders must be received by the Dealer by 3:00 p.m. (Eastern time) in order to receive that day's NAV.

THROUGH AN EXCHANGE
You may purchase Shares through an exchange from the same Share class of another CCMI Fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your investment professional. The minimum investment amount for SIPs is $25. You may change the amount of your monthly purchase at any time. All changes must be in writing and signed by all owners of the account being modified. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

                           IMPORTANT INFORMATION ABOUT
                      PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.


The Funds do not permit market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy which permits the Funds or their transfer agent to restrict or reject any purchase order with respect to one investor, a related group of investors or their agent(s), where a Fund or its transfer agent detects a pattern of purchases and sales of the Fund that indicates market timing or trading that they determine is abusive.

HOW TO EXCHANGE SHARES

You may exchange Shares of a Fund for another CCMI Fund at the NAV next determined after the Funds receive the exchange request in proper form. In order to exchange Shares you must meet any minimum initial investment requirements. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. Signatures must be guaranteed if you request an exchange into another fund with a different shareholder registration.

The Funds may modify or terminate the exchange privilege at any time. Shareholders will be notified of the modification or termination of the exchange privilege. If you recently purchased Shares by check or through the Automated Clearing House (ACH), you may not be able to exchange your Shares until your check has cleared (which may take up to 10 business days from your date of purchase).

BY TELEPHONE
You may exchange Shares by telephone by calling CCMI Funds at 1-800-386-3111 by 4:00 p.m.(Eastern time) in order to receive that day's NAV.

You may also exchange by calling your Authorized Dealer directly. Telephone exchange instructions must be received by the Dealer by 4:00 p.m. (Eastern time) in order to receive that day's NAV.

Your telephone instructions may be recorded. If the Funds do not follow reasonable procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will notify you if they change telephone transaction privileges.

BY MAIL
You may exchange Shares by sending a written request to the Funds. Send your requests by mail to:
   CCMI Funds
   c/o Unified Fund Services, Inc.
   P.O. Box 6110 Indianapolis, IN 46206-6110

Send requests by PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE to:
   CCMI Funds
   c/o Unified Fund Services, Inc.
   431 N. Pennsylvania Street
   Indianapolis, IN  46204-1806

In addition, you may exchange Shares by sending a written request to your Authorized Dealer directly.

HOW TO REDEEM SHARES

Each Fund redeems Shares at its NAV next determined after the Fund receives the redemption request in proper form. Shares may be redeemed by telephone or by mail directly from the Funds. Redemption requests must be received by the Funds by 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's NAV.

Retirement plan accounts require the receipt of a distribution form. The distribution form may be requested by calling the Funds at 1-800-386-3111.

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted fom your Fund account by redemption of shares.

BY TELEPHONE
You may redeem Shares by calling CCMI Funds' Transfer Agent at 1-800-386-3111. Shareholders who have an Authorized Dealer should contact their Dealer for specific instructions on how to redeem by telephone.

Your telephone instructions may be recorded. If the Dealer or Transfer Agent does not follow reasonable procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will notify you if they change telephone transaction privileges.

BY MAIL
You may redeem Shares by sending a written request to the Funds. Send your written redemption request including your name, the Fund name, your account number and the Share or dollar amount requested to:
   CCMI Funds
   c/o Unified Fund Services, Inc.
   P.O. Box 6110
   Indianapolis, IN  46206-6110

Send requests by PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE to:
   CCMI Funds
   c/o Unified Fund Services, Inc.
   431 N. Pennsylvania Street
   Indianapolis, IN  46204-1806

SIGNATURE GUARANTEES
Signatures must be guaranteed if:
o   your redemption will be sent to an address other than the address of record;
o your redemption will be sent to an address of record that was changed within the last 30 days; or
o   a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. You can obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.

LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days: o to allow your purchase to clear; o during periods of market volatility; or o when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets. If you recently purchased Shares by check or through ACH, you may not be able to redeem your Shares until your check has cleared (which may take up to 10 business days from your date of purchase). You will not accrue interest or dividends on uncashed checks from the Funds if those checks are undeliverable and returned to the Funds.

REDEMPTION IN KIND
Although the Funds intend to pay Share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

SYSTEMATIC WITHDRAWAL PROGRAM
The Systematic Withdrawal Program allows you to automatically redeem Shares on a regular basis. Your account value must be at least $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account, and the payments should not be considered yield or income. You may apply for participation in this program through your financial institution.

ACCOUNT AND SHARE INFORMATION

CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS
The Bond Fund declares and pays any dividends monthly to shareholders. The Equity Fund declares and pays any dividends quarterly to shareholders. Dividends are paid to all shareholders invested in the Funds on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Funds pay any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares, unless you elect cash payments.

If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Funds declare a dividend or capital gain. Contact your investment professional or the Funds for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION
The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Bond Fund distributions are expected to be primarily dividends. Equity Fund distributions are expected to be a combination of dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

WHO MANAGES THE FUND?

The Board of Trustees ("Board") governs the Funds. The Board selected and oversees the Adviser, Trusco Capital Management, Inc. The Adviser manages the Funds' assets, including buying and selling portfolio securities. The Adviser is a wholly-owned subsidiary of SunTrust Banks, Inc. and a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The principal business address of the Adviser is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. The Adviser also manages two other investment companies, the STI Classic Funds and the STI Classic Variable Trust. In addition, the Adviser provides investment management and advisory services to individual and institutional clients. As of September 30, 2004, the Adviser had discretionary management authority with respect to approximately $51.3 billion of assets under management. Prior to December 30, 2004, the Fund was advised by Commerce Captial Management, Inc. (the "Predecessor Adviser"), a subsidiary of National Commerce Financial Corporation. On October 1, 2004, SunTrust Banks, Inc., the Adviser's parent, acquired all the outstanding shares of National Commerce Financial Corporation.

The Adviser receives annual maximum investment advisory fees equal to 0.85% of the Equity Fund's average daily net assets and 0.60% of the Bond Fund's average daily net assets. For the fiscal year ended May 31, 2004, the Predecessor Adviser received an annual investment advisory fee for the Equity Fund equal to 0.85% of the Fund's average daily net assets and an annual investment advisory fee equal to 0.60% of the Bond Fund's average daily net assets. The Adviser may voluntarily choose to waive all or a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser may terminate a voluntary waiver/reimbursement at any time at its sole discretion.

The following portfolio managers will be responsible for the day -to-day management of the Funds:

CCMI Equity Fund: Mr. Jeffrey E. Markunas, CFA
----------------

Mr. Markunas has served as Managing Director of the Adviser since July 2000, after serving as Senior Vice President of the Adviser since January 1999 and Senior Vice President and Director of Equity Management for

Crestar Asset Management Company from 1992 until July 2000. He has more than 20 years of investment experience.

CCMI Bond Fund:            Mr. John Talty, CFA
--------------

Mr. Talty has served as Executive Vice President since joining the Adviser in May 2004. Prior to joining the Adviser, Mr. Talty served as President and Senior Portfolio Manager of Seix Investment Advisors, Inc. from January 1993 to May 2004. He has more than 23 years of investment experience.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand each Fund's financial performance since its inception. Certain information reflects results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended May 31, 2004 has been audited by Cohen McCurdy, Ltd., whose report, along with each Fund's financial statements, is included in the Fund's annual report, which is available upon request. Information for all other years was audited by the Funds' previous auditors.

CCMI Bond Fund
Financial Highlights
                             Year ended Period ended

                                             May 31, 2004    May 31, 2003 (a)(b)
                                            --------------   ----------------

Selected Per Share Data
---------------------------------------

Net asset value, beginning of period          $ 10.82           $  10.00
---------------------------------------
Income from investment operations
---------------------------------------
  Net investment income (loss)                   0.42               0.44
---------------------------------------
  Net realized and unrealized gain (loss)       (0.62)              0.83
---------------------------------------    ----------------    ----------------
Total from investment operations                (0.20)              1.27
---------------------------------------    ----------------    ----------------
Less Distributions to shareholders:

  From net investment income                    (0.42)             (0.44)
---------------------------------------
  From net realized gain                        (0.13)             (0.01)
---------------------------------------    ----------------    ----------------
Total distributions                             (0.55)             (0.45)
---------------------------------------    ----------------    ----------------

Net asset value, end of period               $  10.07           $  10.82
---------------------------------------    ----------------    ----------------


Total Return (c)                               -1.84%              12.97%  (d)
---------------------------------------    ----------------    ----------------

Ratios and Supplemental Data

Net assets, end of period (000)           $  112,834             114,869
Ratio of expenses to average net
assets                                         0.82%               0.85%   (e)
Ratio of net investment income to

   average net assets                          4.07%              4.73%    (e)

Expense waiver/reimbursement (f)               0.22%              0.12%    (e)

Portfolio turnover rate                          92%                64%

(a) For the period July 1, 2002 (commencement of operations) through May 31,
    2003.
(b) This period was audited by other auditors.
(c)  Based on net asset value, which does not reflect the sales charge.
(d) Not annualized.
(e) Annualized.
(f) This voluntary expense decrease is reflected in both the expense and the net investment income ratios above.

CCMI Equity Fund
Financial Highlights

                                Year ended      Year ended     Year ended     Year ended      Year ended
                                  May 31,          May 31,       May 31,          May 31,       May 31,
                                   2004            2003 (a)       2002           2001            2000
                                ------------    -----------    -----------    ------------    -----------

Selected Per Share Data
-------------------------------
Net asset value, beginning of        $12.68         $13.79         $16.17          $21.15         $21.74
period
-------------------------------
Income from investment
operations
-------------------------------
  Net investment income (loss)         0.08                          0.07            0.07           0.08
-------------------------------
  Net realized and unrealized          1.95          -1.03          -1.89           -1.88           3.27
gain (loss)
-------------------------------------------    -----------    -----------    ------------    -----------
Total from investment                  2.03          -0.93          -1.82           -1.81           3.35
operations
-------------------------------------------    -----------    -----------    ------------    -----------
Less Distributions to
shareholders:
-------------------------------
  From net investment income          -0.08          -0.09          -0.06           -0.08          -0.08
-------------------------------
  From net realized gain                  0          -0.09           -0.5           -3.09          -3.86
-------------------------------------------    -----------    -----------    ------------    -----------
Total distributions                   -0.08          -0.18          -0.56           -3.17          -3.94
-------------------------------------------    -----------    -----------    ------------    -----------

Net asset value, end of period       $14.63         $12.68         $13.79          $16.17         $21.15
-------------------------------------------    -----------    -----------    ------------    -----------

Total Return (b)                     16.07%         -6.55%        -11.46%          -9.30%         16.12%
-------------------------------------------    -----------    -----------    ------------    -----------

Ratios and Supplemental Data
Net assets, end of period
(000)                              $110,690        $92,674       $104,248         $70,238        $93,870
Ratio of expenses to average
net assets                            1.13%          1.20%          1.19%           1.17%          1.09%
Ratio of net investment
income to
   average net assets                 0.60%          0.81%          0.50%           0.34%          0.38%
Expense waiver/reimbursement
(c)                                   0.28%          0.32%          0.28%           0.28%          0.25%
Portfolio turnover rate                 22%            24%            36%             44%            42%

(a) This and previous years were audited by other auditors.
(b) Based on net asset value, which does not reflect the sales charge.
(c) This voluntary expense decrease is reflected in both the expense and the net investment income ratios above.

                                 PRIVACY POLICY

         The following is a description of the Funds' policies regarding disclosure of nonpublic personal information that you provide to a Fund or that a Fund collects from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUNDS COLLECT. The Funds' collect the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUNDS DISCLOSE. The Funds do not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Funds' custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

[logo]

CCMI FUNDS
PROSPECTUS


January 6, 2005



The Statements of Additional Information (SAI) dated January 6, 2005 include additional information about the Funds and are incorporated by reference into this prospectus. Additional information about the Funds and their investments is contained in the Funds' SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected each Fund's performance during their last fiscal year. To obtain the SAIs Annual and Semi-Annual Reports and other information without charge, and to make inquiries, call your investment professional or the Funds at 1-800-386-3111.

You can obtain information about the Funds (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Unified Financial Securities, Inc. is the distributor of the Funds.

Investment Company Act File No. 811-06561

Bond Fund Cusip 12501K401
Equity Fund Cusip 12501K302

CCMI FUNDS

PROSPECTUS


CCMI Tax-Exempt North Carolina Bond Fund: A mutual fund seeking to provide current income exempt from federal regular income tax and the personal income tax imposed by the state of North Carolina. The Fund invests primarily in intermediate-term, investment grade North Carolina tax-exempt securities.





              CONTENTS
              Risk/Return Summary.........................................2
              What are the Fund's Fees and Expenses?......................3
              What are the Fund's Principal Investment Strategies?........3
              What are the Principal Securities in Which the Fund Invests?4
              What are the Specific Risks of Investing in the Fund?.......6
              What Do Shares Cost?........................................7
              How is the Fund Sold?.......................................8
              How to Purchase Shares......................................8
              How to Exchange Shares.....................................10
              How to Redeem Shares.......................................11
              Account and Share Information..............................12
              Who Manages the Fund?......................................13
              Financial Highlights.......................................14
              Privacy Policy.............................................15








As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


JANUARY 6, 2005


NOT FDIC INSURED             MAY LOSE VALUE                  NO BANK GUARANTEE

RISK/RETURN SUMMARY

CCMI TAX-EXEMPT NORTH CAROLINA BOND FUND
----------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


The Fund's investment objective is to provide current income exempt from federal regular income tax and the personal income tax imposed by the state of North Carolina. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in a diversified portfolio of investment grade municipal bonds. These bonds will generally be intermediate-term securities, meaning that the bond's maturity is not more than 15 years. Under normal circumstances, the Fund will invest at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) in securities that are exempt from federal regular income tax and personal income taxes imposed by the state of North Carolina.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

o INTEREST RATE RISKS. Prices of tax-exempt securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed income securities with longer durations.
o TAX RISKS. The bond market may decrease in value, and substantial changes in tax laws could cause municipal bond prices to decline because the demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors.
o SELECTION RISKS. The securities selected by the adviser may underperform the bond market or mutual funds with similar investment objectives and strategies.
o CREDIT RISKS. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
o CALL RISKS. Issuers of tax-exempt securities may redeem the securities prior to maturity at a price below their current market value.
o SECTOR RISKS. Since the Fund invests primarily in issuers from North Carolina, the Fund may be subject to additional risks compared to funds that invest in multiple states. North Carolina's economy is heavily dependent upon certain industries, such as agriculture, manufacturing and tourism. Any downturn in these and other industries may adversely affect the economy of the state.
o NON-DIVERSIFICATION RISKS. The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o        The Fund is not a complete investment program.

WHAT IS THE FUND'S PAST PERFORMANCE?

RISK/RETURN BAR CHART AND TABLE


A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.

WHAT ARE THE FUND'S FEES AND EXPENSES?

FEES AND EXPENSES


This table describes the estimated fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases                                          0.00%
         (as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)                        0.00%

Annual Fund Operating Expenses (Before Waiver/Reimbursement) 1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee                                                                            0.40%
Distribution Fees (12b-1) and/or Shareholder Services Fees (12b-1) 2                      0.00%
Other Expenses                                                                            0.39%
Total Annual Fund Operating Expenses                                                      0.79%



 1 The Fund's "other expenses" are estimated. Although not contractually obligated to do so, the Adviser expects to waive a portion of its management fees and/or reimburse expenses up to the following amount (but only to the extent necessary to reduce net annual operating expenses to 0.75%:

          Total Waivers/Reimbursements of Fund Expenses                                   0.04%

   Assuming Total Annual Operating Expenses are 0.79%, Net Annual Operating
   Expenses after management fee waivers and expense reimbursements would be as follows:

          Net Annual Fund Operating Expenses (after waiver/reimbursement)                 0.75%

   The Adviser does not intend to waive fees or reimburse expenses in excess of 0.04%. And will only waive fees or reimburse expenses to the extent necessary to reduce net annual operating expenses to 0.75%. The Adviser can terminate this anticipated voluntary waiver/reimbursement at any time. The Adviser has not agreed to cap expenses.


2 The Fund has adopted both a Shareholder Services Plan and a Distribution Plan pursuant to Rule 12b-1. However, the Fund's Board of Trustees has not authorized the Fund to pay or accrue fees under either the Shareholder Services Plan or the Distribution Plan for the year ending May 31, 2005. If authorized by the Board of Trustees, the Fund could pay shareholder services fees and and distribution fees of up to 0.50% for fiscal periods after May 31, 2005.


EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses before waivers remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                              1 Year                 $   77
                              3 Years                $  248


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests primarily in intermediate-term, investment grade municipal bonds that are exempt from federal regular income tax and the personal income taxes imposed by the State of North Carolina. The adviser performs credit analysis prior to investing in bonds by analyzing information such as the financial condition of the issuer

(and the guarantor, if any) and political changes that may affect credit. The adviser monitors the credit quality of all securities held in the Fund's portfolio by reviewing, among other things, the credit ratings given by one or more nationally recognized statistical rating organizations (NRSROs), and by analyzing financial data related to the issuer.

The adviser allocates the Fund's portfolio among various bonds and fixed-income securities, and adjusts the maturity of the portfolio, by analyzing the expected relative value of the securities and the expected changes in interest rates.

The adviser may lengthen or shorten the duration of the portfolio from time to time based on its interest rate outlook, but the Fund has no set duration parameters. The Adviser may adjust the portfolio's duration based upon the adviser's interest rate outlook, generally maintaining a longer duration when rates are expected to fall, and a shorter duration when they are expected to increase.


TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities, money market funds and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal (that is, the original amount invested by shareholders).


WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?

FIXED INCOME SECURITIES


Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.


A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.


The following describes the types of fixed income securities in which the Fund may invest.


TAX EXEMPT SECURITIES


Tax-exempt securities are fixed income securities that pay interest that is not subject to federal regular income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment.


GENERAL OBLIGATION BONDS


General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. The issuer's authority to impose additional taxes may be limited by its charter or state law.


SPECIAL REVENUE BONDS


Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Bondholders of special revenue bonds may not collect from a municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.


MUNICIPAL SECURITIES


States, counties, cities and other political subdivisions and authorities issue municipal securities. Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.


MUNICIPAL LEASES


Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale. The Fund may invest in securities supported by pools of municipal leases. The most common type of lease-backed securities are certificates of participation (COPs). However, the Fund may also invest directly in individual leases.


TREASURY SECURITIES


Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risk.


AGENCY SECURITIES


Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support. If a GSE in which the Fund invests defaults and the federal government does not stand behind the obligation, the Fund's share price or yield could fall. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities. The Fund treats mortgage-backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.


ZERO COUPON SECURITIES


Zero coupon securities do not pay current interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a `coupon payment'). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate risks and credit risks of a zero coupon security.


There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.


CREDIT ENHANCEMENT


Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the adviser usually evaluates the credit risk of a fixed income security based on both the credit analysis of the issuer and of the credit enhancer.

DELAYED DELIVERY TRANSACTIONS


Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.


INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES


Most securities purchased for the Fund are investment grade. The adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, a rating service, such as Standard & Poor's or Moody's Investors Service, Inc., assigns ratings to investment grade securities based on its assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. Generally, the Fund will consider securities to be investment grade if the security receives a Standard & Poor's rating of "BBB" or better or a Moody's rating of "Baa" or better. If a security has not received a rating, the Fund must rely entirely upon the adviser's credit assessment that the security is comparable to investment grade. Some securities may be non-investment grade at the time of purchase.


DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings are available in the Statement of Additional Information, which can be requested free of charge by calling 1-800-386-3111.


WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?

INTEREST RATE RISKS

o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.


     CREDIT RISKS

o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money.

o Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the adviser's credit assessment.

o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.


CALL RISKS


Call risk is the possibility that an issuer may redeem a fixed income security (interest and principal) before maturity (a call) at a price below its current market price. North Carolina bonds are generally subject to call requirements. An increase in the likelihood of a call may reduce the security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks or other less favorable characteristics.


SECTOR RISKS


A substantial part of the Fund's portfolio may be comprised of securities issued by North Carolina issuers. As a result, the Fund will be more susceptible to any economic, business, political or other developments that generally affect these entities. North Carolina's economy is heavily dependent upon certain industries, such as agriculture, manufacturing and tourism. Any downturn in these and other industries may adversely affect the economy of the state. Since the Fund invests primarily in issuers from a single state, the Fund may be subject to additional risks compared to funds that invest in multiple states.


TAX RISKS


In order to be tax exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. Changes or proposed changes in federal tax laws may cause the prices of tax-exempt securities to fall. Income from the Fund's investments may be subject to the federal alternative minimum tax (AMT) for individuals and corporations. Not all securities in which the Fund invests, such as Treasury securities, are tax-exempt.


RISKS ASSOCIATED WITH NON-INVESTMENT GRADE SECURITIES


Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited. The Fund may invest up to 20% of its assets (at the time of purchase) in non-investment grade securities.


LIQUIDITY RISKS


Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it is most desirable to do so. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.



WHAT DO SHARES COST?

You can purchase, redeem, or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV). NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund's assets are generally valued at their market value. If market prices are not available or do not reflect fair value, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the adviser at their fair value according to procedures approved by the Funds' Board of Trustees. For example, arbitrage opportunities may exist when trading in a portfolio security is halted and does not resume before the Fund calculates its NAV. These arbitrage opportunities may enable short-
term traders to dilute the NAV of  long-term  investors.  Fair  valuation of the
Fund's  portfolio  securities  can  serve  to  reduce  arbitrage   opportunities
available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.


The required minimum initial investment for Fund Shares by an investor is $1,000. Subsequent investments must be in amounts of at least $100. The Fund may waive these minimums for purchases made by fiduciary or custodial accounts of the Trust Division of National Commerce Financial Corporation or its affiliates. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.



HOW IS THE FUND SOLD?

The Fund's Distributor, Unified Financial Securities, Inc. (Distributor), markets the Shares described in this prospectus to trust clients of National Commerce Financial Corporation or of its affiliates, and to individual investors. When the Distributor receives marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Unified Financial Services, Inc.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN


The Fund has adopted a Distribution Plan pursuant to Rule 12b-1, which allows it to pay marketing fees of up to 0.25% of the Fund's average net assets to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Shares. The Fund has no present intention of paying or accruing Distribution Plan fees for the fiscal period ending May 31, 2005.


The Fund has adopted a Shareholder Services Plan pursuant to Rule 12b-1, which allows it to pay a shareholder services fee of up to 0.25% of the Fund's average net assets to broker/dealers and other participating financial institutions for providing services to the Fund and its shareholders. The Fund has no present intention of paying or accruing Shareholder Services Plan fees for the fiscal period ending May 31, 2005.



HOW TO PURCHASE SHARES

The minimum initial investment in the Fund is $1,000. You may purchase Shares directly from the Fund or through an investment professional that has a sales agreement with the Distributor (Authorized Dealer). All purchases of Fund Shares are made by the Distributor at the NAV next calculated after the Distributor receives proper instructions from you or your financial intermediary. Instructions must be received by the Distributor no later than the close of the NYSE to effect transactions at that day's NAV. If the Distributor receives instructions from you or your financial intermediary after that time, the instructions will be processed at the NAV next calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customer's permission for each transaction, and each financial institution retains responsibility to its customers for any irregularities related to those transactions. The Fund may limit the amount of purchases and refuse to sell shares to any person.


DIRECTLY THROUGH THE FUND


INITIAL PURCHASE


An investor may purchase Shares by calling CCMI Funds at 1-800-386-3111. Orders must be received by CCMI Funds by 4:00 p.m. (Eastern time) in order to receive that day's NAV. Payment is normally required within three business days.

You may purchase Fund Shares by mailing a check and completed account application to:


         CCMI Funds
         c/o Unified Fund Services, Inc.
         P.O. Box 6110
         Indianapolis, IN 46206-6110


If you send your check by a PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE that requires a street address, mail it to:


         CCMI Funds
         c/o Unified Fund Services, Inc.
         431 N. Pennsylvania Street
         Indianapolis, IN 46204-1806

The initial purchase request must contain a completed and signed application and a check made payable to the Fund. The check for the initial purchase must have the same address as the application.

You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at 1-800-386-3111 to obtain instructions on how to set-up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

                  Fifth Third Bank
                  ABA # 042000314
                  Attn: CCMI NC Fund
                  D.D.A. # 99275142
                  Account Name--------------------(Write in shareholder name) For the Account #---------------(Write in account number)


You must provide a signed application to Unified Fund Services, Inc. at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.


ADDITIONAL INVESTMENTS

Minimum subsequent investments are $100. You may purchase additional shares of the Fund at any time by mail, phone or automatic investment. Each additional mail purchase request must contain:

- your name                         - the name of your account
- your account number               - a check made payable to the CCMI Funds

Checks should be sent to the CCMI Funds at the address under the heading "Initial Purchase" in this prospectus.

PURCHASES in Kind


The Fund reserves the right to accept securities, in whole or in part, for the purchase of Shares, at the discretion of the Fund's adviser.


THROUGH AN AUTHORIZED DEALER


Call your Authorized Dealer for specific instructions. Purchase orders must be received by the Dealer by 3:00 p.m. (Eastern time) in order to receive that day's NAV.

THROUGH AN EXCHANGE


You may purchase Shares through an exchange from the same Share class of another CCMI Fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.


BY SYSTEMATIC INVESTMENT PROGRAM


Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your investment professional. The minimum investment amount for SIPs is $25. You may change the amount of your monthly purchase at any time. All changes must be in writing and signed by all owners of the account being modified. If an Automatic Investment Plan purchase is rejected by your bank, you shareholder account will be charged a fee to defray bank charges.

                     IMPORTANT INFORMATION ABOUT PROCEDURES
                            FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.


The Fund does not permit market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy which permits the Fund or its transfer agent to restrict or reject any purchase order with respect to one investor, a related group of investors or their agent(s), where the Fund or its transfer agent detects a pattern of purchases and sales of the Fund that indicates market timing or trading that they determine is abusive.



HOW TO EXCHANGE SHARES

You may exchange Shares of the Fund for another CCMI Fund at the NAV next determined after the Fund receives the exchange request in proper form. In order to exchange Shares you must meet any minimum initial investment requirements. An exchange is treated as redemption and a subsequent purchase, and is a taxable transaction. Signatures must be guaranteed if you request an exchange into another fund with a different shareholder registration.


The Fund may modify or terminate the exchange privilege at any time. Shareholders will be notified of modification or termination of the exchange privilege. If you recently purchased Shares by check or through the Automated Clearing House (ACH), you may not be able to exchange your Shares until your check has cleared (which may take up to 10 business days from your date of purchase).


BY TELEPHONE


You may exchange Shares by telephone by calling CCMI Funds at 1-800-386-3111 by 4:00 p.m. (Eastern time) in order to receive that day's NAV. You may also exchange by calling your Authorized Dealer directly. Telephone exchange instructions must be received by the Dealer by 4:00 p.m. (Eastern time) in order to receive that day's NAV. Your telephone instructions may be recorded. If the Fund does not follow reasonable procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will notify you if they change telephone transaction privileges.

BY MAIL


You may exchange Shares by sending a written request to the Fund. Send your requests by mail to:


         CCMI Funds
         c/o Unified Fund Services, Inc.
         P.O. Box 6110
         Indianapolis, IN  46206-6110


Send requests by PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE to:


         CCMI Funds
         c/o Unified Fund Services, Inc.
         431 N. Pennsylvania Street
         Indianapolis, IN  46204-1806


In addition, you may exchange Shares by sending a written request to your Authorized Dealer directly.



HOW TO REDEEM SHARES

The Fund redeems Shares at the NAV next determined after the Fund receives the redemption request in proper form. Shares may be redeemed by telephone or by mail directly from the Fund. Redemption requests must be received by the Fund by 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's NAV.

Retirement plan accounts require the receipt of a distribution form. The distribution form may be requested by calling the Funds at 1-800-386-3111.

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares.

BY TELEPHONE


You may redeem Shares by calling CCMI Fund's Transfer Agent at 1-800-386-3111. Shareholders who have an Authorized Dealer should contact their Dealer for specific instructions on how to redeem by telephone. Your telephone instructions may be recorded. If the Dealer or Transfer Agent does not follow reasonable procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will notify you if its changes telephone transaction privileges.


BY MAIL


You may redeem Shares by sending a written request to the Fund. Send your written redemption request including your name, the Fund name, your account number and the Share or dollar amount requested to:


         CCMI Funds
         c/o Unified Fund Services, Inc.
         P.O. Box 6110
         Indianapolis, IN  46206-6110


Send requests by PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE to:


         CCMI Funds
         c/o Unified Fund Services, Inc.
         431 N. Pennsylvania Street
         Indianapolis, IN  46204-1806

SIGNATURE GUARANTEES


Signatures must be guaranteed if:

o  your redemption will be sent to an address other than the address of record;
o your redemption will be sent to an address of record that was changed within the last 30 days; or
o a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. You can obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.


LIMITATIONS ON REDEMPTION PROCEEDS


Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

o   to allow your purchase to clear;
o   during periods of market volatility; or
o when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

If you recently purchased Shares by check or through ACH, you may not be able to redeem your Shares until your check has cleared (which may take up to 10 business days from your date of purchase). You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.


REDEMPTION IN KIND


Although the Fund intends to pay Share redemptions in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.


SYSTEMATIC WITHDRAWAL PROGRAM


The Systematic Withdrawal Program allows you to automatically redeem Shares on a regular basis. Your account value must be at least $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account, and the payments should not be considered yield or income. You may apply for participation in this program through your financial institution.



ACCOUNT AND SHARE INFORMATION

CONFIRMATIONS AND ACCOUNT STATEMENTS


You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.


DIVIDENDS AND CAPITAL GAINS


The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.


In addition, the Fund pays capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares, unless you elect cash payments.


If you purchase Shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing

Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.


ACCOUNTS WITH LOW BALANCES


Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.


TAX INFORMATION


The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund's dividends may not be exempt. Dividends may be subject to state and local taxes, although the Fund's dividends will be exempt from the North Carolina taxes discussed above to the extent they are derived from interest on obligations exempt from such taxes. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.



WHO MANAGES THE FUND?

The Board of Trustees ("Board") governs the Funds. The Board selected and oversees the Adviser, Trusco Capital Management, Inc. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser is a wholly-owned subsidiary of SunTrust Banks, Inc. and a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The principal business address of the Adviser is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. The Adviser also manages two other investment companies, the STI Classic Funds and the STI Classic Variable Trust. In addition, the Adviser provides investment management and advisory services to individual and institutional clients. As of September 30, 2004, he Adviser had discretionary management authority with respect to approximately $51.3 billion of assets under management. Prior to December 30, 2004, the Fund was advised by Commerce Capital Management, Inc. "), a subsidiary of National Commerce Financial Corporation. On October 1, 2004, SunTrust Banks, Inc., the Adviser's parent, acquired all the outstanding shares of National Commerce Financial Corporation.


The Adviser receives an annual maximum investment advisory fee equal to 0.40% of the Fund's average daily net assets. The adviser may voluntarily choose to waive all or a portion of its fee or reimburse the Fund for certain operating expenses. The adviser may terminate a voluntary waiver/reimbursement at any time at its sole discretion.


Chris Carter, CFA, is the Fund's portfolio manager. Mr. Carter has served as Vice President since joining the Adviser in July 2003. Prior to joining the Adviser, Mr. Carter served as a Portfolio Manager and Fixed Income Trader of Evergreen Asset Management Company from January 2002 to July 2003, after serving as a Portfolio Manager and Fixed Income Trader of Wachovia Asset Management from September 1998 to January 2002. Prior to joining Wachovia Asset Management, Mr. Carter served as an Assistant Portfolio Manager and Trader for Wachovia Bank, N.A. from October 1994 to September 1998. He has more than 13 years of investment experience.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the period ended May 31, 2004 has been audited by Cohen McCurdy, Ltd., whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

 CCMI Tax-Exempt North Carolina Bond Fund
 Financial Highlights

                                                               Period ended
                                                                May 31, 2004 (a)
                                                              -----------------

 Selected Per Share Data
 ------------------------------------------------------------
 Net asset value, beginning of period                             $  10.00
 ------------------------------------------------------------
  Income from investment operations
 ------------------------------------------------------------
   Net investment income (loss)                                       0.09
 ------------------------------------------------------------
    Net realized and unrealized gain (loss)                          (0.24)
 ------------------------------------------------------------   ---------------
 Total from investment operations                                    (0.15)
 ------------------------------------------------------------   ---------------
 Less Distributions to shareholders:
 ------------------------------------------------------------
   From net investment income                                        (0.09)
 ------------------------------------------------------------
   From net realized gain
 ------------------------------------------------------------   ---------------
 Total distributions                                                 (0.09)
 ------------------------------------------------------------   ---------------

 Net asset value, end of period                                   $   9.76
 ------------------------------------------------------------   ---------------

 Total Return (b)                                                     1.52% (c)
 ------------------------------------------------------------   ---------------

 Ratios and Supplemental Data
 Net assets, end of period (000)                               $    32,757
 Ratio of expenses to average net assets                              0.75%  (d)
 Ratio of net  investment  income to  average
 net assets                                                           2.45%  (d)
 Expense waiver/reimbursement (e)                                     0.15%  (d)
 Portfolio turnover rate                                             20.00%

(a) For the period January 8, 2004 (commencement of operations) through May 31, 2004.
(b) Based on net asset value, which does not reflect the sales charge.
(c) Not annualized.
(d) Annualized.
(e) This voluntary expense decrease is reflected in both the expense and net investment income ratios above.

                                 PRIVACY POLICY

      The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

      CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund's collect the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

      CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

      CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

[logo]

CCMI FUNDS
PROSPECTUS


January 6, 2005

The Statement of Additional Information (SAI), dated January 6, 2005, includes additional information about the Fund and is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management Discussion of Fund Performance will discuss market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year. To obtain the SAI, Annual and Semi-Annual Reports and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-386-3111.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Unified Financial Securities, Inc. is the distributor of the Fund.

Investment Company Act File No. 811-06561

CCMI EQUITY FUND

A Portfolio of CCMI Funds




STATEMENT OF ADDITIONAL INFORMATION

JANUARY 6, 2005



This Statement of Additional Information (SAI) is not a prospectus but is incorporated by reference into the Fund prospectus and is legally part of it. This SAI contains more detailed information about the Fund and its management and operation. You should read this SAI in conjunction with the prospectus for CCMI Equity Fund (Fund) dated January 6, 2005. This SAI incorporates the
Fund's Annual Report to Shareholders for the fiscal year ended May 31, 2004. You may obtain the prospectus or Annual Report without charge by calling 1-800-386-3111.






                      CONTENTS
                      How is the Fund Organized?                              1
                      Securities in Which the Fund Invests                    1
                      How is the Fund Sold?                                  10
                      Redemption in Kind                                     10
                      Massachusetts Partnership Law                          11
                      Account and Share Information                          11
                      Tax Information                                        12
                      Who Manages and Provides Services to the Fund?         12
                      Proxy Voting                                           17
                      Financial Statements                                   18
                      Addresses                                              18
                      Investment Ratings                             Appendix A
                      Proxy Voting Policy                            Appendix B
Cusip 12501K302

HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of CCMI Funds (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on December 11, 1991. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Trust changed its name from 111 Corcoran Funds to CCB Funds and the Fund changed its name from 111 Corcoran Equity Fund to CCB Equity Fund on May 13, 1998. The Trust changed its name from CCB Funds to CCMI Funds and the Fund changed its name from CCB Equity Fund to CCMI Equity Fund on June 1, 2001. The Fund's investment adviser is Trusco Capital Management, Inc. (Adviser).

SECURITIES IN WHICH THE FUND INVESTS

Following is a table that indicates which types of securities are a:


P = Principal investment of the Fund; (shaded in chart)

A = Acceptable (but not principal) investment of the Fund

Agency Securities                                                      A

American Depository Receipts                                           A

Bank Instruments                                                       A

Common Stocks                                                          P

Convertible Securities                                                 A

Corporate Debt Securities                                              A

Delayed Delivery Transactions                                          A

Derivative Contracts                                                   A

Investing in Securities of Other Investment Companies                  A

Lending of Portfolios Securities                                       A

Preferred Stocks                                                       A

Repurchase Agreements                                                  A

Restricted and Illiquid Securities (1)                                 A

Reverse Repurchase Agreements                                          A

Securities of Foreign Issuers (2)                                      A

Treasury Securities                                                    A

Warrants                                                               A

Zero Coupon Securities                                                 A

(1) The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees (Board) to be liquid, to 15% of its net assets.


(2) The Fund will not invest more than 10% of its total assets in securities of foreign issuers.


In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective as described in the prospectus.

SECURITIES DESCRIPTIONS AND TECHNIQUES


EQUITY SECURITIES


Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.


COMMON STOCKS


Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.


PREFERRED STOCKS


Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The stock does not usually carry voting rights. The Fund may also treat such redeemable preferred stock as a fixed income security.


WARRANTS


Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.


FIXED INCOME SECURITIES


Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.


A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.


The following describes the types of fixed income securities in which the Fund may invest.


TREASURY SECURITIES


Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.


AGENCY SECURITIES


Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. This does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities. It is possible that the federal government would not provide financial support to its agencies if it is not required to do so by law. If a GSE in which the Fund invests defaults and the federal government does not stand behind the obligation, the Fund's share price or yield could fall.


The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage backed securities.


CORPORATE DEBT SECURITIES


Corporate debt securities are fixed income securities issued by businesses. The corporate debt securities in which the Fund invests are rated, at the time of purchase, at least Baa by Moody's Investors Service, Inc. ("Moody's"), or at least BBB by Standard & Poor's ("S&P") or Fitch IBCA, Inc. ("Fitch"), or, if not rated, determined by the Fund's Adviser to be of comparable quality. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.


In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.


ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.


BANK INSTRUMENTS


Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.


CONVERTIBLE SECURITIES


Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.


Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The convertible securities in which the Fund invests are rated, at the time of purchase, at least BBB by S&P or Fitch, or at least Baa by Moody's, or, if not rated, determined by the Fund's Adviser to be of comparable quality.


The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN SECURITIES


Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o      the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.


The only foreign securities in which the Fund invests are American Depositary Receipts.


AMERICAN DEPOSITARY RECEIPTS


American Depositary Receipts ("ADRs") represent interests in underlying securities issued by a foreign company. The foreign securities underlying ADRs are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. ADRs involve risks of foreign investing.


DERIVATIVE CONTRACTS


Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.


Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.


For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.


The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.


Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to market and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.


The Fund may trade in the following types of derivative contracts.


FUTURES CONTRACTS


Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.


The Fund may buy and sell the following types of futures contracts: stock index futures contracts and financial futures contracts.


OPTIONS


Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right but not the obligation to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right but not the obligation to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.


The Fund may:

o Buy put options on portfolio securities and financial futures contracts in anticipation of a decrease in the value of the underlying asset.

o Write call options on portfolio securities and financial futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

o        Buy or write options to close out existing options positions.


When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.


SPECIAL TRANSACTIONS


REPURCHASE AGREEMENTS


Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.


The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.


Repurchase agreements are subject to credit risks.


REVERSE REPURCHASE AGREEMENTS


Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.


DELAYED DELIVERY TRANSACTIONS


Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. Liability for the purchase price, and the rights and risks of ownership of the securities, accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.


SECURITIES LENDING


The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The collateral should be equal at all times to 100% of the then current market value plus accrued interest. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.


The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.


Securities lending is subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.


Securities lending activities are subject to interest rate risks and credit risks.


RESTRICTED AND ILLIQUID SECURITIES


The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities laws. However, the Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Board to be liquid, to 15% of its net assets.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES


The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.


INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES


The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.


INVESTMENT RISKS


There are many factors that may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.


STOCK MARKET RISKS


The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.


The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SECTOR RISKS


Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.


RISKS RELATED TO INVESTING FOR GROWTH


Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.


RISKS RELATED TO INVESTING FOR VALUE


Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.


RISKS RELATED TO COMPANY SIZE


Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.


Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.


LIQUIDITY RISKS


Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.


Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.


OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.


CREDIT RISKS


Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.


INTEREST RATE RISKS


Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.


RISKS OF FOREIGN INVESTING


Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.


Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.


Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.


FUNDAMENTAL INVESTMENT OBJECTIVE


The Fund's investment objective is to provide high total return over longer periods of time through appreciation of capital and current income provided by dividends and interest payments. The investment objective may not be changed by the Fund's Board without shareholder approval.


INVESTMENT LIMITATIONS


SELLING SHORT AND BUYING ON MARGIN


The Fund will not sell any securities short or purchase any securities on margin, other than in connection with buying stock index futures contracts, put options on stock index futures, put options on financial futures and portfolio securities, and writing covered call options, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. A deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

ISSUING SENIOR SECURITIES AND BORROWING MONEY


The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.


The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.


PLEDGING ASSETS


The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when- issued basis; and (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts.


INVESTING IN REAL ESTATE


The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

INVESTING IN COMMODITIES


The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However, the Fund may purchase put options on stock index futures, put options on financial futures, stock index futures contracts, and put options on portfolio securities, and may write covered call options.


UNDERWRITING


The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.


DIVERSIFICATION OF INVESTMENTS


With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of any one issuer.


CONCENTRATION OF INVESTMENTS


The Fund will not invest 25% or more of the value of its total assets in any one industry. However, the Fund may invest 25% or more of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.


LENDING CASH OR SECURITIES


The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding money market instruments, repurchase agreements, obligations of the U.S. government, its agencies or instrumentalities, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or certain debt instruments as permitted by its investment objective, policies, and limitations or the Trust's Declaration of Trust.


THE ABOVE LIMITATIONS CANNOT BE CHANGED UNLESS AUTHORIZED BY THE BOARD AND BY THE "VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES," AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). THE FOLLOWING LIMITATIONS, HOWEVER, MAY BE CHANGED BY THE BOARD WITHOUT SHAREHOLDER APPROVAL. SHAREHOLDERS WILL BE NOTIFIED BEFORE ANY MATERIAL CHANGE IN THESE LIMITATIONS BECOMES EFFECTIVE.


INVESTING IN ILLIQUID SECURITIES


The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain securities not determined by the Trustees to be liquid.


PURCHASING SECURITIES TO EXERCISE CONTROL


The Fund will not purchase securities of a company for purpose of exercising control or management.


WRITING COVERED CALL OPTIONS


The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.


Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.


The Fund does not intend to borrow money or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year. For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."


DISCLOSURE OF PORTFOLIO HOLDINGS


The Fund is required to include a summary of its portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The information disclosed must be current as the date that it was filed with the SEC.


The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. Additionally, the Fund has authorized the Fund Administrator to release portfolio holdings to other third party rating agents and data reporting platforms on a monthly basis. When made, such disclosures are subject to a requirement that the service provider keep the information confidential. No third party in receipt of such disclosure may trade in the Fund's shares while in possession of the information.


The Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the Board. An investment advisor to the Fund must submit any proposed arrangement pursuant to which the advisor intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine that it is in the best interest of Fund shareholders. Additionally, each advisor to the Fund, including any affiliated persons of the advisor, is from prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.


DETERMINING MARKET VALUE OF SECURITIES


The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The value of the Fund's portfolio securities is determined by a pricing service when the Adviser believes such prices accurately reflect the fair market value. The pricing service generally prices securities as follows:

o For exchange-traded equity securities, according to the last sale price in the market in which they are primarily traded;

o For NASDAQ over-the-counter equity securities, according to the NASDAQ Official Closing Price;

o Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value; and

o For fixed income securities, according to the mean between bid and asked prices, except that fixed income securities with remaining maturities 60 days or less may be valued at amortized cost.


Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities. Other securities are valued at fair value as determined in good faith by the Adviser, subject to and in accordance with policies approved by the Board.

HOW IS THE FUND SOLD?


Under the Distributor's Contract with the Fund, the Distributor, Unified Financial Securities, Inc., offers Shares on a continuous, best-efforts basis.


SHAREHOLDER SERVICES


The Fund has adopted a Rule 12b-1 Shareholder Services Plan. Pursuant to the Plan, the Fund may pay third parties, including the Adviser, the Distributor and any of their respective affiliates, for providing shareholder services and maintaining shareholder accounts.


SUPPLEMENTAL PAYMENTS


Investment professionals may be paid fees out of the assets of the Distributor and/or Unified Fund Services, Inc., (but not out of Fund assets). The Distributor and/or Unified Fund Services, Inc. may be reimbursed by the Adviser or its affiliates.


Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional.

REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.


Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.


Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.


Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.


In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS


Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote. The Shares do not have cumulative voting rights or any preemptive or conversion rights. The Fund does not issue share certificates.


Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares


ASSETS AND LIABILITIES


Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.


SHARE OWNERSHIP


As of September 1, 2004, the officers and trustees as a group beneficially owned less than 1% of the Fund.


As of September 1, 2004, the following persons may be deemed to beneficially own five percent (5%) or more of the CCMI Equity Fund: First Mercantile Trust, 57 Germantown Ct, Suite 400, Cordova, TN 38018 - 7.80%; Central Carolina Bank & Trust, Post Office Box 30010, Durham, NC 27702 - 90.51%. Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

The Fund has met, and intends to continue to meet, requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax.


The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund. As of May 31, 2004, the Equity Fund had no loss carryforwards.

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES


The following tables give information about each Board member and the senior officers of the Funds. The tables separately list Board members who are "interested persons" of the Funds (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, IN 46204.


INDEPENDENT TRUSTEES

----------------------------------------- ----------------------------------------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH),          PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER  DIRECTORSHIPS
POSITION WITH FUND COMPLEX, TERM OF
POSITION WITH TRUST
----------------------------------------- ----------------------------------------------------------------------------
Gary E. Hippenstiel (1947)                Director, Vice President and Chief Investment Officer of Legacy Trust
                                          Company, N.A. since 1992. Trustee of AmeriPrime Funds since 1995,
Trustee, June 2003 to present             AmeriPrime Advisors Trust since July 2002 and Unified Series Trust since
                                          December 2002.  Trustee of Access Variable Insurance Trust since April
                                          2003.
----------------------------------------- ----------------------------------------------------------------------------
Stephen A. Little (1946)                  President and founder, The Rose, Inc., a registered investment advisor, since April 1993. Trustee of AmeriPrime Funds and Unified Series Trust

                                      -12-



Trustee, June 2003 to present             since December 2002 and AmeriPrime Advisors Trust since November 2002.
----------------------------------------- ----------------------------------------------------------------------------
Daniel J. Condon (1950)                   President, 2004 to present, Vice President and General Manager, 1990 to
                                          2003,  International Crankshaft Inc., an automotive equipment
Trustee, June 2003 to present             manufacturing company; Trustee, The Unified Funds, from 1994 to 2002;
                                          Trustee, Firstar Select Funds, a REIT mutual fund, from 1997 to 2000.
                                          Trustee of AmeriPrime Funds and Unified Series Trust since December 2002 and AmeriPrime Advisors Trust since November 2002.
----------------------------------------- ----------------------------------------------------------------------------

INTERESTED TRUSTEES AND PRINCIPAL OFFICERS

------------------------------------------------ ---------------------------------------------------------------------
NAME, (DATE OF BIRTH), POSITION WITH FUND        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
COMPLEX, TERM OF POSITION WITH TRUST             AND OTHER DIRECTORSHIPS
------------------------------------------------ ---------------------------------------------------------------------
Ronald C. Tritschler (1952)**                    Chief Executive Officer, Director and legal counsel of The Webb
                                                 Companies, a national real estate company, from 2001 to present;
Trustee, June 2003 to present                    Executive Vice President and Director of The Webb Companies from
                                                 1990 to 2000; Director, First State Financial, from 1998 to present; Director, Vice President and legal counsel for The Traxx
                                                 Companies, an owner and operator of convenience stores, from 1989 to present. Trustee of AmeriPrime Advisors Trust since November
                                                 2002 and AmeriPrime Funds and Unified Series Trust since December
                                                 2002.
------------------------------------------------ ---------------------------------------------------------------------
Anthony J. Ghoston (1959)                        Executive Vice President of Unified Fund Services, Inc. since June
                                                 2004; Senior Vice President of Unified Fund Services, Inc. April
President, July 2004 to present                  2003 to June 2004; Senior Vice President and Chief Information
                                                 Officer of Unified Financial Services since 1997.
------------------------------------------------ ---------------------------------------------------------------------
Thomas G. Napurano (1941)                        Chief Financial Officer and Executive Vice President of Unified
                                                 Financial Services, Inc., the parent company of the Trust's
Chief Financial Officer and Treasurer, June      administrator and Distributor; Director, Unified Financial
2003 to present                                  Services, Inc., from 1989 to March 2002.  CFO of AmeriPrime Funds and  AmeriPrime Advisors Trust since October 2002.  CFO of Unified
                                                 Series Trust since December 2002.
------------------------------------------------ ---------------------------------------------------------------------
Freddie Jacobs, Jr. (1970)                       Vice President, Unified Fund Services, Inc.,  December 2003 to
                                                 present; Employed by U.S. Bancorp, 1998 to December 2003. Secretary
Secretary, September 2004 to present             of AmeriPrime Funds, AmeriPrime Advisors Trust and Unified Series
                                                 Trust since September 2004; Principal Accounting Officer, Lindbergh
                                                 Funds, since February 2004.
------------------------------------------------ ---------------------------------------------------------------------
Lynn E. Wood (1946)                              Chairman, Unified Financial Securities, Inc., 1997 to present;
                                                 Director of Compliance, Unified Fund Services, Inc., October 2003
Chief Compliance Officer, September 2004 to      to September 2004; Chief Compliance Officer, Unified Financial
present                                          Services, Inc., 2000 to 2004; President and Chief Compliance
                                                 Officer, Unified Financial Securities, Inc., 1997 to 2000.
------------------------------------------------ ---------------------------------------------------------------------

*The address for each of the trustees and officers is 431 N. Pennsylvania, Indianapolis, IN 46204.

**Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex.


 Effective July 2003, the Trust's audit committee consists of Gary Hippenstiel, Stephen Little, and Daniel Condon. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The audit committee held four meetings during the fiscal year ended May 31, 2004.


The following table provides information regarding shares of the Fund and other portfolios of the CCMI Funds owned by each Trustee as of December 31, 2003.

   =============================== ================================ =============================================
              Trustee                Dollar Range of Fund Shares      Aggregate Dollar Range of Shares of the
                                                                           Funds Overseen by the Trustee
   ------------------------------- -------------------------------- ---------------------------------------------
   Timothy Ashburn*                             None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Daniel Condon                                None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Gary E. Hippenstiel                          None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Stephen Little                               None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Ronald Tritschler                            None                                    None
   =============================== ================================ =============================================

     *Mr. Ashburn is no longer a Trustee.


The compensation paid to the Trustees of the Trust for the fiscal year ended May 31, 2004 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

===================================== ============================== ============================================
                Name                   Aggregate Compensation from      Total Compensation from Fund Complex
                                                  Trust
------------------------------------- ------------------------------ --------------------------------------------
Gary E. Hippenstiel                              $4,331                                $4,331
------------------------------------- ------------------------------ --------------------------------------------
Timothy Ashburn                                    $0                                    $0
------------------------------------- ------------------------------ --------------------------------------------
Daniel Condon                                    $2,846                                $2,846
------------------------------------- ------------------------------ --------------------------------------------
Stephen Little                                   $2,846                                $2,846
------------------------------------- ------------------------------ --------------------------------------------
Ronald Tritschler                                $2,351                                $2,351
------------------------------------- ------------------------------ --------------------------------------------

         *Mr. Ashburn is no longer a Trustee.


INVESTMENT ADVISER


The Adviser is Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, a wholly owned subsidiary of SunTrust Banks, Inc. Until October 1, 2004, Commerce Capital Management, Inc. ("CCM"), a wholly-owned subsidiary of National Commerce Financial Corporation, served as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and CCM dated May 10, 2001 (the "Old Advisory Agreement"). On October 1, 2004, SunTrust Banks, Inc. ("SunTrust") acquired all of the outstanding shares of National Commerce Financial Corporation (the "Acquisition"). As a result of the Acquisition, CCM was dissolved and ceased operations as an investment adviser and was, therefore, unable to continue serving as investment adviser to the Funds. The Dissolution occurred on December 31, 2004. On November 17, 2004 and December 13, 2004 the Board, subject to shareholder approval, approved the appointment of the Adviser as the investment adviser to the Funds, and approved a new investment advisory agreement (the "Agreement") between the Trust and the Adviser. The Agreement was approved by shareholders at a special meeting on December 30, 2004.


Under the terms of the Agreement, subject to the direction of the Trustees of the Trust, the Adviser provides investment research and supervision of the investments of the Fund and conducts a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of the Fund's assets.


The Agreement provides that the Fund pays all of its own expenses and its allocable share of Trust expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and its registration statements and any amendments thereto; expenses of registering and qualifying the Trust, the Fund and shares ("Shares") of the Fund under Federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to current shareholders; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Fund. The Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.


The Agreement further provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of the Adviser, the Adviser shall not be liable to the Trust or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.


As compensation for its management services, the Fund is obligated to pay the Adviser an annual fee equal to 0.85% of the average daily net assets of the Fund. Although not contractually obligated to do so, the Adviser, expects to waive a portion of its management fees and/or reimburse expenses in an aggregate amount equal to 0.28% of the average daily net assets of the Fund. This voluntary waiver/reimbursement may be terminated at any time.


BOARD OF TRUSTEES CONSIDERATION OF THE AGREEMENT


On November 17, 2004 and December 13, 2004, the Fund's Board of Trustees approved the Agreement with the Adviser. The Trustees based their approval on information provided on behalf of the Adviser at the November meeting, including an overview of the Adviser, a description of the firm's investment professionals, array of services and client list, a review of the portfolio managers the Adviser proposed to use for each Fund and the performance of comparable mutual funds managed by each portfolio manager. The Adviser described its investment strategy and performance for clients similar to each Fund, as well as its compliance systems and procedures for securing best execution on Fund trades. The Trustees also reviewed information on the financial condition of the Adviser, and reviewed and discussed the soft dollar benefits that may accrue to the Adviser as a result of trading for the CCMI Equity Fund.


The Trustees met with representatives of the Adviser and considered information about key personnel, investment philosophy and process, and performance track record, among other factors. The representatives of the Adviser, in response to questions of the Trustees, indicated that the advisory fees would remain unchanged from current levels and that the current levels of fee waiver and/or expense reimbursement would continue if the Adviser is approved as investment adviser. They emphasized that the Adviser, with significantly greater internal legal, compliance, trading, systems, financial and other resources, could enhance the quality of services to each Fund's shareholders. They also pointed out that over recent periods, the comparable mutual fund managed by the Adviser had outperformed the corresponding CCMI Fund in the case of the CCMI Equity Fund and the CCMI Bond Fund, and that the performance of the Adviser managed state tax-exempt bond funds was reasonably good relative to their peers. The Trustees acknowledged that they had concluded that the current advisory fee levels, with fee waivers/expense reimbursements, were reasonable.


In determining to approve the Agreement with the Adviser, the Trustees carefully evaluated the investing experience of the Adviser's key personnel and the quality of services that the Adviser can be expected to provide to each Fund, including (1) the excellent relative performance of the Adviser; (2) the nature and quality of the services expected to be rendered to the Funds by the Adviser;
(3) the history, reputation, qualification and background of the Adviser's personnel and its financial condition; (4) the Adviser's practices for monitoring the Fund's compliance with applicable regulations; (5) the advisory fee and expense ratios of comparable mutual fund clients of the Adviser; and (6) other factors deemed relevant. The Trustees viewed as significant that the advisory fees to be paid to the Adviser by each Fund under the Agreement would be at the same rate as the advisory fees payable to CCM under the Old Advisory Agreement, and that the Advisor has committed to continue the voluntary waivers and/or expense reimbursements through the end of the fiscal year.


The Board discussed the nature, extent, and quality of the services to be provided by the Adviser under the Agreement and concluded that the requirements were reasonable and consistent with the Board's expectations for an investment adviser. The Board further concluded that the Adviser would have adequate, if not additional, resources to provide high quality advisory services to the Funds. The Board also viewed as significant the Adviser's willingness to waive a portion of its fees in order to reduce total Fund expenses.


As a result of their considerations, the Board of Trustees determined that the Agreement was in the best interests of each Fund and its shareholders. Accordingly, the Board of Trustees, including all of the Independent Trustees, unanimously approved the Agreement and voted to recommend it to shareholders for approval.

OTHER RELATED SERVICES


Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.


SUB-ADVISER


The Adviser had previously delegated daily management of the Fund to a sub-adviser, Franklin Street Advisors, Inc. ("Franklin Street").


For its services under the Sub-Advisory Agreement, Franklin Street received a sub-advisory fee equal to 0.65% of the average daily net assets of the Equity Fund. Effective January 1, 2002, the Adviser assumed all responsibility for the management of the Fund.


CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING


As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although the codes do permit these people to trade in securities, including securities that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.


BROKERAGE TRANSACTIONS


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board. The Adviser does not intend to execute any Fund portfolio transactions through an affiliated broker.


RESEARCH SERVICES


Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Unified in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.


For the fiscal year ended, May 31, 2003, the Fund's Adviser or sub-advisor directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $16,893,605 for which the Fund paid $94,825 in brokerage commissions.


Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.


CUSTODIAN


The Fifth Third Bank, Cincinnati, Ohio, is custodian for the securities and cash of the Fund. Unified Fund Services, Inc., provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES


Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or officers or shareholders of Unified Financial Services, Inc. (the parent company of Unified). Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee for transfer agency services from the Fund of $1.25 per shareholder (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $5 million or more).


In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, 0.03% of the Fund's assets from $100 million to $150 million, and 0.02% of the Fund's assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets of $5 million or more).


Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.13% of the Fund's assets under $50 million, 0.10% of the Fund's assets from $50 million to $100 million, 0.08% of the Fund's assets from $100 million to $150 million, and 0.06% of the Fund's assets over $150 million (subject to a minimum fee of $2,083 per month).


DISTRIBUTOR


Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Funds. A Trustee and certain officers of the Trust include a director and officer of the Distributor, and an officer and shareholders of Unified Financial Services, Inc. (the parent of the Distributor and Unified), and may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.


FEES PAID BY THE FUND FOR SERVICES
The following table describes various fees paid by the Fund during the last three fiscal years.


For the Year Ended May 31,           2004              2003              2002
--------------------------------------------------------------------------------
Advisory Fee Earned 1               $898,368          $730,352         $659,444
--------------------------------------------------------------------------------
Advisory Fee Reduction 1            $295,933          $190,426          139,647
--------------------------------------------------------------------------------
Sub-Advisory Fee2                   N/A               N/A               504,281
--------------------------------------------------------------------------------
Brokerage Commissions               $106,405          $94,825           117,240
--------------------------------------------------------------------------------
Administrative Fee3                 $112,340          $128,886          116,373
--------------------------------------------------------------------------------
Fund Accounting Fee3                $60,103           $
--------------------------------------------------------------------------------
Shareholder Services Fee            $264,226          $214,809          116,372
--------------------------------------------------------------------------------

1 Prior to December 31, 2004, the advisory fees were paid to Commerce Capital Management, Inc., a subsidiary of SunTrust Banks, Inc.

2 Prior to January 1, 2002, Franklin Street Advisers, Inc. served as the Fund's sub-adviser.

3 Prior to August 4, 2003, the administrative and fund accounting fees were paid to Federated Services Company, a subsidiary of Federated.

INDEPENDENT AUDITORS


The independent auditor for the Fund for the fiscal year ending May 31, 2005, Cohen McCurdy, Ltd., conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund's Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust's policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

The Adviser's proxy voting policies and procedures are attached as Appendix B to this Statement of Additional Information.


MORE INFORMATION


 The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are available without charge, upon request by calling toll-free, 1-800-386-3111 or by accessing the SEC's website at www.sec.gov . In addition, a copy of the Funds' proxy voting policies and procedures are also available by calling 1-800-386-3111 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and independent auditor's report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the year ended May 31, 2004. You can obtain the Annual Report without charge by calling the Fund at 1-800-386-3111.



ADDRESSES


CCMI EQUITY FUND
431 N. Pennsylvania Street
Indianapolis, IN  46204-1806


DISTRIBUTOR
Unified Financial Securities Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204-1806


INVESTMENT ADVISER
Trusco Capital Management, Inc.
50 Hurt Plaza, Suite 1400
Atlanta, GA 30303


CUSTODIAN
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Unified Fund Services Inc.
431 N. Pennsylvania Street
Indianapolis, IN46204-1806


INDEPENDENT AUDITORS
Cohen McCurdy, Ltd.
826 Westpoint Pkwy., Suite 1250
Westlake, OH  44145

LEGAL COUNSEL
Thompson Hine LLP
312 Walnut Street, Suite 1400
Cincinnati, OH 45202

                                   APPENDIX A
                               INVESTMENT RATINGS

STANDARD & Poor's Long-Term Debt Rating Definitions

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o  Leading market positions in well-established industries;

o  High rates of return on funds employed;

o Conservative capitalization structure with moderate reliance on debt and ample asset protection;


o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & Poor's Commercial Paper Ratings

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

                                   APPENDIX B
                                                                        07/2004

                   TRUSCO CAPITAL MANAGEMENT, INC PROXY POLICY

                                POLICY STATEMENT
                                ----------------

Trusco Capital Management, Inc. ("Trusco") has a Proxy Committee ("Committee") that is responsible for establishing policies and procedures designed to ensure the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and mutual funds. The Committee will annually (or more often if needed) review, reaffirm and amend guidelines, strategies and proxy policies for all domestic and international clients, funds and product lines.

Trusco, after an extensive review of service providers including size, experience and independence, has contracted with Institutional Shareholder Services ("ISS") as its agent to provide administrative, clerical, and functional and recordkeeping services and support related to the firm's proxy voting processes/procedures, which include, but are not limited to:

     1. Collection and coordination of proxy material from each custodian for each Trusco client's account, including Trusco's mutual fund clients.

     2. Facilitating the mechanical act of proxyvoting, reconciliation, and disclosure for each Trusco client's accounts, including Trusco's mutual fund clients, in accordance with Trusco's proxy policies and the Committee's direction.

     3. Required record keeping and voting record retention of all Trusco proxy voting on behalf Trusco's clients, including Trusco's mutual fund clients.

As reflected in our specific Trusco proxy policies, the Committee will affirmatively vote proxies for proposals that, as interpreted, are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions.

The Committee will, at all times, retain the ability to consider client specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. This information will, as needed, be communicated to ISS as agent to ensure that the relative shares proxies will be voted accordingly. The Committee has reviewed ISS capabilities as agent for the services above and is confident in its abilities to effectively provide these services. The Committee will monitor such capability on an ongoing basis.

               AN INDEPENDENT, OBJECTIVE APPROACH TO PROXY ISSUES
               --------------------------------------------------

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all Trusco discretionary investment management clients and Trusco managed mutual funds, such as the STI Classic Funds.

As indicated above, the Committee utilizes the services of an independent third party agent, ISS, to assist with facilitating the administrative, clerical, functional and recordkeeping duties and to assist in managing certain aspects of our proxy obligations. Accordingly, Trusco maintains proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to "Taft Hartley" plans and relationships.

ERISA accounts will be voted in accordance with the U.S. domestic proxy policy as it is an ERISA based policy.

Trusco provides and maintains the following standard proxy voting policies:
---------------------------------------------------------------------------

o        Trusco U.S. Domestic Proxy Policy (an ERISA based policy)
o        Trusco Taft Hartley Proxy Policy
o        Trusco Global/International Proxy Policy

Brief summaries and extended summaries are available for the Trusco Taft Hartley Proxy Policy and the Trusco Global/International Proxy Policy; and full complete versions of all of these policies are available as described below.

The Committee will obtain and review all information regarding each issuer's proxy related material as it recognizes that there may not be one decision that is right for all situations and that each proxy vote must be evaluated on its own merits. Although this typically means that some proxy issues are voted on a case-by-case basis, the Committee utilizes the firm's pre-determined proxy voting policies and guidelines whenever possible to ensure consistency and relevancy with the overall proxy voting process. For example, some factors that are considered include an in-depth look at each company's organizational structure; executive and operating management styles, board of directors structure, corporate culture and governance processes, implicit and explicit social and economic product benefits, and the impact or economic implications of the available alternatives.

                              EXCEPTIONS TO POLICY
                              --------------------

The guidelines as outlined herein generally do not apply where Trusco has contracted discretionary investment management and the authority to vote shares to a properly appointed subadvisor such as may be the case in some managed, separate, or wrap accounts.

In those situations proxy votes cast by the subadvisor will be governed by the subadvisor's own proxy voting policies and procedures. The Committee will annually review the sub advisor's proxy voting policies and procedures.

Trusco will retain voting responsibilities for its mutual fund clients unless it specifically delegates proxy voting responsibility to a properly appointed subadvisor.

                              CONFLICTS OF INTEREST
                              ---------------------

Due to its diversified client base, numerous product lines, independent board of directors, and affiliation with SunTrust Banks, Inc., and its affiliates, occasions may from time to time arise in which the Committee believes that a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.

Examples of material conflicts of interest that may arise include those where the shares to be voted involve:

     1. Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., Coca-Cola Enterprises, Inc., and/or other public corporate issuers with which either Trusco or SunTrust Banks, Inc. or its affiliates, may have a similar on-going non-investment management associated relationship.
     2. An issuer with a director, officer or employee who presently serves as an independent director on the board of Trusco or SunTrust Banks, Inc. or any of its affiliates.

     3. An issuer having substantial and numerous banking, investment or other financial relationships with Trusco, SunTrust Banks, Inc. or its affiliates.
     4. A direct common stock ownership position of five percent (5%) or greater held individually by Trusco or in conjunction with SunTrust Banks, Inc. and/or its affiliates

Although Trusco utilizes a pre-determined proxy voting policy, a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:

     1.  Retain an independent fiduciary to vote the shares.
     2. Send the proxy material to the client (in the case of mutual funds, the funds' shareholders) so he or she may vote the proxies.

Although Trusco does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

                           SECURITIES LENDING PROGRAM
                           --------------------------

Trusco also manages assets for several clients (including mutual funds, such as the STI Classic Funds) who engage in "security lending" programs. Security lending is where the clients or funds loan stock in their accounts or portfolio to various broker-dealers and collect interest based on the underlying value of the position. Consistent with SEC guidelines, the Committee will generally refrain from voting securities loaned out under this type of lending arrangement when the costs and lost revenue to the client or fund combined with the administrative effects of retrieving the securities outweigh the benefit of voting the proxy. In addition, the Committee must make a good-faith determination that the individual proxy ballot decisions would not materially impact the portfolio manager's desire to retain the position in the portfolio, and that the entire position of loaned shares' votes would not significantly affect the overall voting outcome. If any factor is determined to be material by the Committee, Trusco will initiate a total recall of the shares on loan to vote accordingly.

                             ADDITIONAL INFORMATION
                             ----------------------

TRUSCO CLIENTS:
---------------

Extended summaries of TRUSCO CAPITAL MANAGEMENT, INC.'S U.S. DOMESTIC PROXY
                      -----------------------------------------------------
POLICY (an ERISA based policy), TAFT HARTLEY PROXY POLICY, and
------                          -------------------------
GLOBAL/INTERNATIONAL PROXY POLICY and voting records are available to clients
---------------------------------
upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please contact Trusco Capital Management, Inc, Attn: Proxy Voting Committee Administrator, 50 Hurt Plaza, 14th Floor, Atlanta, Georgia, 30303, by telephone at 404.827.6177, or via e-mail at: PMP.operations@truscocapital.com.
 STI CLASSIC FUNDS AND STI CLASSIC VARIABLE TRUST SHAREHOLDERS:
 -------------------------------------------------------------

The above information as it relates to the STI Classic Funds or the STI Classic Variable Trust is available to fund shareholders by contacting the STI Classic Funds by telephone at 1-800-874-4770, Option 5 or by visiting www.sticlassicfunds.com.


02/2004

TRUSCO CAPITAL MANAGEMENT GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, Trusco has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:
o   there are concerns about the accounts presented or audit procedures used; or
o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless: o there are serious concerns about the accounts presented or the audit procedures used; o the auditors are being changed without explanation; or o nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless:
o there are serious concerns about the statutory reports presented or the audit procedures used; o questions exist concerning any of the statutory auditors being appointed; or o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:
o o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or o o the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS
Vote FOR management nominees in the election of directors, unless:
o o there are clear concerns about the past performance of the company or the board; or
o o the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to nonexecutive directors unless theamounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT
Vote FOR discharge of the board and management, unless:
o o there are serious questions about actions of the board or management for the year in question; or
o o legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE
Vote FOR proposals to fix board size.

Vote FOR the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fightfor control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:
Vote FOR issuance requests with preemptive rights to a maximum of 100percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20percent of currently issued capital. Specific Issuances: Vote on a CASE-BY-CASE basis on all requests, with or without preemptiverights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percentover the current authorization unless the increase would leave the company withless than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount,unless:
o o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Trusco's guidelines for the purpose being proposed; or
o o the increase would leave the company with less than 30 percent of its newauthorization outstanding after adjusting for all proposed issuances (and lessthan 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:
Vote FOR share repurchase plans, unless:
o o clear evidence of past abuse of the authority is available; or
o o the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:
Vote FOR mergers and acquisitions, unless:
o o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
o o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BYCASE basis.

REINCORPORATION PROPOSALS:
Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:
Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:
Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.


                                                                        02/2004
                            TRUSCO CAPITAL MANAGEMENT
                      TAFT-HARTLEY PROXY VOTING GUIDELINES

The Trusco Capital Management Taft-Hartley Voting Policy is based upon theAFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Trusco Taft-Hartley voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the "economic best interests" of plan participants and beneficiaries. Trusco will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a "worker-owner view of value."

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses - all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

   o Corporate policies that affect job security and wage levels;
   o Corporate policies that affect local economic development and stability;
   o Corporate responsibility to employees and communities; and
   o Workplace safety and health issues.

All votes will be reviewed on a case-by-case basis, and no issues will be considered strictly routine. Each issue will be considered in the context of the company under review. In other words, proxy voting guidelines are just that - guidelines. When company-specific factors are taken into account, every proxy voting decision becomes a case-by-case decision. Keeping in mind the concept that no issue is considered "routine", outlined in the following pages are general voting parameters for various types of proxy voting issues (when there are no company-specific reasons for voting to the contrary).

I) BOARD OF DIRECTORS PROPOSALS
Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Trusco holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes on entire board of directors take into account factors that include:
o Company performance relative to its peers;
o Lack of majority independent board;
o Board diversity; o Executive compensation-related (excessive salaries/bonuses/ pensions, stock option repricing, misallocation of corporate funds, etc.);
o Failure of board to respond to majority shareholder votes.

Votes on individual director nominees are made on a case-by-case basis, taking into account factors that include:
o Poor attendance;
o Independence of the key board committees (audit, compensation, and nominating);
o Performance of the key board committees;
o Failure to establish key board committees; and
o Interlocking directorships.

CEO SERVING AS CHAIRMAN: a principal function of the board is to monitor management, and a fundamental responsibility of the chairman is to monitor the company's CEO.

Generally vote FOR proposals recommending that the positions of chairman and CEO be combined. . Several considerations for a joint position include:

o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
o    Majority of independent directors on board
o    Independent key committees
o    Committee chairpersons nominated by the independent directors
o    Established governance guidelines
o    Company performance and structure
o    Effectiveness of senior officers and board members.

Generally vote AGAINST proposals recommending that the positions of chairman and CEO be separate and distinct positions held by 2 different individuals. Approximately 60 percent of companies in both the S&P 500 and Russell 3000 have joint chairman and CEO positions, and there is no absolute proof that separating the positions provides shareholders with more security in how the company is run. In addition, a jointly held Chair/CEO position represents: continuity; a true hands-on vision oriented dedication to moving the company forward; and provides shareholders with a more unified understanding of how the company will continue.

INDEPENDENT DIRECTORS: Trusco believes that a board independent of management is of critical value to safeguard a company and its shareholders.

Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company.

We vote FOR proposals that request that the board and/or its audit, compensation, and nominating committees be comprised of a majority of independent directors. We WITHHOLD votes from entire boards that are not majority-independent.

BOARD STRUCTURE: Trusco supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. Good corporate governance practice supports annually elected boards. We vote FOR classified boards when the issue comes up for vote.

CUMULATIVE VOTING: Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by "cumulating" their votes for one nominee, thereby creating a measure of independence from management control. Trusco votes FOR proposals to allow cumulative voting and votes AGAINST proposals to eliminate it.

POISON PILLS: Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company's particular set of circumstances, Trusco generally votes FOR proposals to eliminate or redeem poison pills. We vote FOR shareholder proposals to submit a company's poison pill to shareholder vote.

PROPOSALS ON BOARD INCLUSIVENESS: Trusco votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

II) CAPITAL STRUCTURE

INCREASE AUTHORIZED COMMON STOCK: corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

DUAL CLASS STRUCTURES: Trusco does not support dual share class structures

Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and we will vote AGAINST the creation or continuation of dual class structures.

III) RATIFYING AUDITORS
Ratifying auditors is no longer a routine procedure. Accounting scandals at companies such as Enron and WorldCom underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. A study by Richard Frankel, Marilyn Johnson, and Karen Nelson found that the ratio of non-audit fees to total fees paid is negatively associated with stock market returns on the filing date, indicating that investors associate non-audit fees "with lower quality audits and, by implication, lower quality earnings." This study also found that companies that pay high non-audit fees are more likely to engage in earnings management.

Auditors are the backbone upon which a company's financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor. We vote AGAINST ratification of a company's auditor if it receives more than one-quarter of its total fees for consulting. We support shareholder proposals to ensure auditor independence.

IV) MERGERS, ACQUISITIONS, AND TRANSACTIONS
Trusco votes for corporate transactions that take the high road to competitiveness and company growth. Trusco believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Factors taken into account for mergers and acquisitions include:

o        Impact on shareholder value;
o        Potential synergies;
o        Corporate governance and shareholder rights;
o        Fairness opinion;
o        Offer price (cost vs. premium); and
o        Impact on community stakeholders and workforce employees.

REINCORPORATION: Trusco reviews proposals to change a company's state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

V) EXECUTIVE COMPENSATION

STOCK OPTION PLANS: Trusco supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company-- and shareholders-- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders' share value and voting power. In general, Trusco supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a case-by-case basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Trusco votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance.

Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to any other shareholders.

STOCK OPTION EXPENSING: A recent long-term study of stock option awards found that there was no correlation whatsoever between executive stock ownership and company performance. Given stock option's accounting treatment of not being charged as an expense against earnings, options have provided the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to cash in on options in hand. Trusco supports shareholder resolutions calling for stock option grants to be treated as an expense.

PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY: Trusco votes FOR shareholder proposals that seek additional disclosure of executive and director pay information (current SEC requirements only call for the disclosure of the top five most highly compensated executives and only if they earn more than $100,000 in salary and benefits). We vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits. We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN PARACHUTES: golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Trusco votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and we generally vote AGAINST all proposals to ratify golden parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS): Trusco generally votes FOR ESOPs which allow a company's employees to acquire stock in the company at a slight discount. Such plans help link employees' self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

VI) SOCIAL AND ENVIRONMENTAL ISSUES

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Trusco provides specific narrative explanations for votes on these types of shareholder proposals. Trusco evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Trusco clients select investment strategies and criteria for their portfolios. Trusco views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Trusco votes consistent with the economic best interests of the participants and beneficiaries to create "high road" shareholder and economic value.

In most cases, Trusco supports proposals that request management to report to shareholders information and practices that would help in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Trusco supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company's legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES PRINCIPLES: the CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well-being. Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Trusco supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Trusco votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES: Trusco generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, and/or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) Right to organize and bargain collectively; ii) Nondiscrimination in employment; iii) Abolition of forced labor; and iv) End of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities. Trusco supports the principles and codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Columbia, Burma, former Soviet Union, and China). Trusco votes FOR proposals to implement and report on ILO codes of conduct.

                                       Proxy Voting Policies Adopted 4/19/04
                                          Trusco Capital Management, Inc.

------------ -------------- -------------- ------------------------------------------------------------------------------ -------
  Number        Chapter        Section     Ballot Item / Proposal                                                          Vote
                                           [F=For, A=Against, W=Withhold, C=Case by Case]
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.           Operational
         0.  Items          Adjourn        To provide management with the authority to adjourn an annual or special         F
                            Meeting        meeting.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.1.         Operational    Amend Quorum   To reduce quorum requirements for shareholder meetings below a majority of       A
             Items          Requirements   the shares outstanding
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.2.         Operational    Amend Minor    To make housekeeping changes (updates or corrections) to bylaw or charter        F
             Items          Bylaws
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.3.         Operational    Change                                                                                          F
             Items          Company Name   To change the corporate name
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.4.         Operational    Date, Time, or Management proposals to change the date/time/location of the annual meeting      F
             Items          Location of
                            Annual Meeting
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Date, Time,                                                                                     A
1.5.         Operational    or Location
             Items          of Annual      Shareholder proposals To change the date/time/location of the annual meeting
                            Meeting
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.6.         Operational      Auditors      To ratify auditors                                                               F
             Items
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.7.         Operational      Auditors     Shareholder proposals asking companies to prohibit their auditors from           A
             Items                         engaging in non-audit services
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.8.         Operational      Auditors     Shareholder proposals to require audit firm rotation                             A
             Items
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Operational    Transact
1.9.         Items          Other          To approve other business when it appears as voting item                         A
                            Business
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Voting on
                            Director                                                                                        F
2.0.         Board of       Nominees in    Director nominees who are not described below
             Directors      Uncontested
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Voting on                                                                                       W
                            Director
2.1.         Board of       Nominees in    Director nominees who have Implement or renewed a dead-hand or modified
             Directors      Uncontested    dead-hand poison pill
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Voting on
                            Director                                                                                        W
2.2.         Board of       Nominees in    Director nominees who have ignored a shareholder proposal that is approved
             Directors      Uncontested    by a majority of the votes cast for two consecutive years
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Voting on
                            Director                                                                                        W
2.3.         Board of       Nominees in     Director nominees who have failed to act on takeover offers where the
             Directors      Uncontested     majority of the shareholders tendered their shares
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Voting on
                            Director                                                                                        W
2.4.         Board of       Nominees in     Director nominees who enacted egregious corporate governance policies or
             Directors      Uncontested     failed to replace management as appropriate
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------

2.5.         Board of                      To limit the tenure of outside directors either through term limits or           A
             Directors      Age Limits     mandatory retirement ages.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.6.         Board of                      To fix the board size or designate a range for the board size                    F
             Directors      Board Size
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.7.         Board of       Board Size     To give management the ability to alter the size of the board outside of a        A
             Directors                     specified range without shareholder approval
------------ -------------- -------------- ------------------------------------------------------------------------------ -------


------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Board of       Classification/ Management and shareholder proposals to classify the board
2.8.         Directors      Declassification                                                                                F
                            of the Board
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.9.                        Classification/
             Board of       Declassification Management and shareholder proposals to repeal classified boards and to          A
             Directors      of the Board     elect all directors annually
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.10.        Board of       Cumulative       To eliminate cumulative voting.                                                 F
             Directors        Voting
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.11.        Board of       Cumulative     To restore or permit cumulative voting                                           A
             Directors      Voting
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Director  and
                            Officer
             Board of       Indemnification Proposals on director and officer indemnification and liability protection
2.12.        Directors      and             not particularly described below.                                                C
                            Liability
                            Protection
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Director and
                            Officer
             Board of       Indemnification To eliminate entirely directors' and officers' liability for monetary
2.13.        Directors      and             damages for violating the duty of care.                                          A
                            Liability
                            Protection
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Director and
                            Officer
             Board of       Indemnification To expand coverage beyond just legal expenses to acts, such as negligence,
2.14.        Directors      and             that are more serious violations of fiduciary obligation than mere               A
                            Liability       carelessness
                            Protection
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Director and
                            Officer         To expand coverage in cases when a director's or officer's legal defense was
2.15.        Board of       Indemnification unsuccessful if: (1) the director was found to have acted in good faith and
             Directors      and Liability   in a manner that he reasonably believed was in the best interests of the          F
                            Protection      and (2) only if the director's legal expenses would be covered.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Establish/
2.16.        Board of       Amend          To establish or amend director qualifications                                    A
             Directors      Nominee
                            Qualifications
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Establish/
             Board of       Amend
2.17.        Directors      Nominee        Shareholder proposals requiring two candidates per board seat                    A
                            Qualifications
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Filling
2.18.        Board of       Vacancies/     To provide that directors may be removed only for cause.                         A
             Directors      Removal of
                            Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Filling
             Board of       Vacancies/
2.19.        Directors      Removal of      To restore shareholder ability to remove directors with or without cause.       F
                            Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Filling
             Board of       Vacancies/     To provide that only continuing directors may elect replacements to fill
2.20.        Directors      Removal of     board vacancies.                                                                 A
                            Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Filling
             Board of       Vacancies/
2.21.        Directors      Removal of     To permit shareholders to elect directors to fill board vacancies.               F
                            Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------

                            Independent
2.22.        Board of       Chairman
             Directors      (Separate      To recommend that the positions of chairman and CEO be combined.                 F
                            Chairman/CEO)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Independent
             Board of       Chairman       To recommend that the positions of chairman and CEO be separate and distinct
2.23.        Directors      (Separate      positions held by 2 different individuals.                                       A
                            Chairman/CEO
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Majority of
             Board of       Independent    Shareholder proposals to require that a majority or more of directors be
2.24.        Directors      Directors/     independent                                                                      F
                            Establishment
                            of Committees
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Majority of
                            Independent
2.25.        Board of       Directors/      Shareholder proposals asking that board audit, compensation, and/or              A
             Directors      Establishment   nominating committees be composed exclusively of independent directors of Committees
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.26.        Board of       Open Access    Shareholder proposals asking for open access                                     A
             Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------

------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Stock
2.27.        Board of       Ownership      Shareholder proposals that mandate a minimum amount of stock that directors       A
             Directors      Requirements   must own in order to qualify as a director or to remain on the board
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Stock          Shareholder proposals asking that the company adopt a holding or retention
2.28.        Board of       Ownership      period for its executives (for holding stock after the vesting or exercise         A
             Directors      Requirements   of equity awards)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.29.        Board of       Term Limits    Shareholder or management proposals to limit the tenure of outside directors        A
             Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
3.0.         Proxy          Voting for
             Contests       Director
                            Nominees in    Votes in a contested election of directors                                       C
                            Contested
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
3.1.         Proxy          Reimbursing    To reimburse proxy solicitation expenses                                         C
             Contests       Proxy
                            Solicitation
                            Expenses
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
3.2.         Proxy                         Shareholder proposals requesting that corporations adopt confidential              A
             Contests       Confidential   voting, use independent vote tabulators and use independent inspectors of
                            Voting         election
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
3.3.         Proxy          Confidential   Management proposals to adopt confidential voting.                               A
             Contests       Voting
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.0.                        Advance
             Antitakeover   Notice
             Defenses and   Requirements
             Voting         for            Advance notice proposals                                                          F
             Related        Shareholder
             Issues         Proposals/
                            Nominations
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.1.         Antitakeover
             Defenses and   Amend Bylaws
             Voting         without        Proposals giving the board exclusive authority to amend the bylaws               F
             Related        Shareholder
             Issues         Consent
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover   Amend Bylaws
             Defenses and   without        Proposals giving the board the ability to amend the bylaws in addition to
4.2.         Voting         Shareholder    shareholders                                                                     F
             Related        Consent
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover
             Defenses and                  Shareholder proposals that ask a company to submit its poison pill for
4.3.         Voting         Poison Pills   shareholder ratification                                                         F
             Related
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover
             Defenses and                  Shareholder proposals asking that any future pill be put to a shareholder
4.4.         Voting         Poison Pills   vote                                                                             F
             Related
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover
             Defenses and
4.5.         Voting         Poison Pills   Management proposals to ratify a poison pill                                     C
             Related
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.6.         Antitakeover   Shareholder    To restrict or prohibit shareholder ability to take action by written consent    A
             Defenses and   Ability  to
             Voting         Act      by
             Related        Written
             Issues         Consent
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.7.         Antitakeover   Shareholder    To allow or make easier shareholder action by written consent                    F
             Defenses and   Ability to
             Voting         Act by
             Related        Written
             Issues         Consent
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover   Shareholder
             Defenses and   Ability    to
4.8.         Voting         Call  Special  To restrict or prohibit shareholder ability to call special meetings.            A
             Related        Meetings
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover   Shareholder
             Defenses and   Ability to     To remove restrictions on the right of shareholders to act independently of
4.9.         Voting         Call Special   management.                                                                      F
             Related        Meetings
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.10.        Antitakeover
             Defenses and
             Voting         Supermajority   To require a supermajority shareholder vote.                                     A
             Related        Vote
             Issues         Requirements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.11.        Antitakeover
             Defenses and
             Voting         Supermajority
             Related        Vote           To lower supermajority vote requirements.                                      F
             Issues         Requirements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
5.0.         Mergers and      Appraisal    To restore, or provide shareholders with, rights of appraisal.                 A
             Corporate         Rights
             Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
5.1.         Mergers and
             Corporate      Asset
             Restructurings Purchases      On asset purchase proposals                                                    C
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.2.         Corporate Asset Sales Asset sales C Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and    Bundled
5.3.         Corporate Proposals Bundled or "conditioned" proxy proposals C
             Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and                   Proposals regarding conversion of securities, absent penalties or likely
5.4.         Corporate      Conversion     bankruptcy.                                                                    C
             Restructurings of Securities
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and    Conversion     Proposals regarding conversion of securities, if it is expected that the
5.5.         Corporate      of Securities  company will be subject to onerous penalties or will be forced to file for     F
             Restructurings                bankruptcy if the transaction is not approved.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.6.         Corporate      Corporate      Proposals to increase common and/or preferred shares and to issue shares as      C
             Restructurings Reorganization part of a debt restructuring plan, absent likely bankruptcy.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and    Corporate      Proposals to increase common and/or preferred shares and to issue shares as
5.7.         Corporate      Reorganization part of a debt restructuring plan where bankruptcy is likely if the            F
             Restructurings                transaction is not approved
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and    Formation of
5.8.         Corporate       Holding       To form a holding company                                                        C
             Restructurings  Company
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Going
                            Private
5.9.         Mergers and    Transactions   To make the company private rather than public                                 C
             Corporate      (LBOs and
             Restructurings Minority
                            Squeeze outs)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.10.        Corporate          Joint           To form joint ventures                                                       C
             Restructurings    Ventures
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.11.        Corporate      Liquidations   To liquidate when bankruptcy is not likely                                     C
             Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.12.        Corporate      Liquidations    To liquidate when bankruptcy is likely F
             Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Mergers and
                            Acquisitions/
             Mergers and    Issuance of
5.13.        Corporate      Shares to      To merge with or acquire another company                                       C
             Restructurings Facilitate
                            Merger or
                            Acquisition
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
 5.14.                       Private
                            Placements/    To issue a private placement security when bankruptcy is not likely            C
             Mergers and    Warrants/
             Corporate      Convertible
             Restructurings Debentures
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
5.15.                       Private        To issue a private placement security when bankruptcy is not likely            F
                            Placements/
             Mergers and    Warrants/
             Corporate      Convertible
             Restructurings Debentures
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.16.        Corporate      Spin-offs      To spin off a unit or line of business                                         C
             Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and    Value          To maximize shareholder value by hiring a financial advisor to explore
5.17.        Corporate      Maximization   strategic alternatives, selling the company or liquidating the company and     C
             Restructurings Proposals      distributing the proceeds to shareholders.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Control
6.       0.  State of       Share          To opt out of control share acquisition statutes                               F
             Incorporation  Acquisition
                            Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.1.         State of       Control        To amend the charter to include control share acquisition provisions.          A
                            Share
                            Acquisition
             Incorporation  Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Control
             State of       Share
6.2.         Incorporation  Acquisition    To restore voting rights to the control shares.                                F
                            Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.3.         State of      Control           To opt out of control share cash out statutes.                                F
             Incorporation  Share Cash
                            out Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.4.         State of       Disgorgement   To opt out of state disgorgement provisions.                                   F
             Incorporation  Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.5.         State of        Fair Price      To adopt fair price provisions                                                 C
             Incorporation   Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.6.         State of        Fair Price     To adopt fair price provisions with shareholder vote requirements greater        A
             Incorporation Provisions       than a majority of disinterested shares.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.7.         State of       Freeze Out     proposals to opt out of state freeze out provisions                            F
             Incorporation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.8.         State of        Greenmail      To adopt anti greenmail charter of bylaw amendments                             F
             Incorporation                  Or otherwise restrict a company's ability to make greenmail payments.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.9.         State of        Greenmail      To adopt anti greenmail proposals when they are bundled with other charter        C
             Incorporation                  or bylaw amendments.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.10.        State of        Reincorporation  To change a company's state of incorporation                                   C
             Incorporation    Proposals
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.11.        State of         Stakeholder    To consider non-shareholder constituencies or other non-financial effects        A
             Incorporation    Provisions     when evaluating a merger or business combination.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.12.        State of        State Anti       To opt in or out of state takeover statutes (including control share
             Incorporation    takeover       acquisition statutes, control share cash-out statutes, freeze out
                                             provisions, fair price provisions, stakeholder laws, poison pill                C
                                             endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions).
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Adjustments
             Capital        to Par  Value
7.0.         Structure      of Common       Management proposals to reduce or eliminate the par value of common stock.      F
                            Stock
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.1.         Capital         Common Stock      To increase the number of shares of common stock authorized for issuance      C
             Structure       Authorization
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.2.         Capital         Common Stock      To increase the number of authorized shares of the class of stock that has   C
             Structure       Authorization    superior voting rights.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.3.         Capital          Common Stock     To approve increases beyond the allowable increase when a company's shares
             Structure       Authorization     are in danger of being de-listed or if a company's ability to continue to      F
                                               operate as a going concern is uncertain
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.4.         Capital         Dual-class         Proposals to create a new class of common stock with superior voting rights   A
             Structure         Stock
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                                           To create a new class of nonvoting or sub-voting common stock if:
                                           o      It is intended for financing purposes with minimal or no dilution
7.5.         Capital        Dual-class            to current shareholders
             Structure      Stock          o      It is not designed to preserve the voting power of an insider or      F
                                                   significant shareholder
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Capital        Issue Stock    To increase authorized common stock for the explicit purpose of implementing
7.6.         Structure      for Use with   a shareholder rights plan (poison pill).                                       A
                            Rights Plan
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.7.         Capital         Preemptive    Shareholder proposals that seek preemptive rights                              C
             Structure         Rights
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                                           To authorizing the creation of new classes of preferred stock with
7.8.         Capital         Preferred     unspecified voting, conversion, dividend distribution, and other rights           A
             Structure        Stock        ("blank check" preferred stock).
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.9.         Capital          Preferred      To create "declawed" blank check preferred stock (stock that cannot be used     F
             Structure        Stock          as a takeover defense).
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.10.        Capital         Preferred     To authorize preferred stock in cases where the company specifies the voting,
             Structure         Stock       dividend, conversion, and other rights of such stock and the terms                 F
                                           of the preferred stock appear reasonable
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.11.        Capital          Preferred     To increase the number of blank check preferred stock authorized for              A
             Structure         Stock        issuance when no shares have been issued or reserved for a specific purpose.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.12.        Capital        Preferred      To increase the number of blank check preferred shares                         F
             Structure      Stock
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.13.        Capital
             Structure     Recapitalization    Recapitalizations (reclassifications of securities) C
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.14.        Capital        Reverse            Management proposals to implement a reverse stock split when the number of    F
             Structure       Stock Splits      authorized shares will be proportionately reduced
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.15.        Capital         Reverse           Management proposals to implement a reverse stock split to avoid delisting.   F
             Structure       Stock Splits
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.16.        Capital          Reverse          To implement a reverse stock split that do not proportionately reduce the    C
             Structure        Stock Splits     number of shares authorized
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Capital        Share          Management proposals to institute open-market share repurchase plans in
7.17.        Structure      Repurchase     which all shareholders may participate on equal terms                          F
                            Programs
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Stock          Management proposals to increase the common share authorization for a stock
7.18.        Capital        Distributions: split or share dividend, provided that the increase in authorized shares         F
             Structure      Splits         and would not result in an excessive number of shares available for issuance
                            Dividends
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.19.        Capital        Tracking       To authorize the creation of tracking stock                                    C
             Structure      Stock
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.0.         and Director   Executive      To approve or disapprove executive compensation plans                          C
             Compensation   Compensation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.1.         and Director    Executive        To approve compensation plans that expressly permit the re-pricing of         A
             Compensation    Compensation     underwater stock options without shareholder approval.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.2.         and Director     Executive      Plans in which the CEO participates if there is a disconnect between the        A
             Compensation     Compensation   CEO's pay and company performance
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.3.         and Director    Director         Plans for directors                                                             C
             Compensation   Compensation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Stock Plans
8.4.         and Director    in Lieu of     For plans which provide participants with the option of taking all or a           C
             Compensation    Cash           portion of their cash compensation in the form of stock
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Stock Plans
8.5.         and Director   in Lieu of     Plans which provide a dollar-for-dollar cash for stock exchange                F
             Compensation   Cash
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Stock Plans
8.6.         and Director     in Lieu of    Plans which do not provide a dollar-for-dollar cash for stock exchange           A
             Compensation     Cash
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Director
8.7.         and Director    Retirement      Retirement plans for non-employee directors.                                     A
             Compensation     Plans
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Director       Shareholder proposals to eliminate retirement plans for non-employee
8.8.         and Director   Retirement     directors                                                                      F
             Compensation   Plans
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Management
             Executive      Proposals
8.9.         and Director   Seeking                On management proposals seeking approval to re-price options             A
             Compensation   Approval to
                            Re-price
                            Options
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.10.        and Director     Voting on
             Compensation   Compensation   Shareholder proposals to submit executive compensation to a vote.              A
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                              Employee
             Executive          Stock
8.11.        and Director     Purchase     Employee stock purchase plans not described below                              C
             Compensation       Plans
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                              Employee
             Executive          Stock      Employee stock purchase plans where all of the following apply
8.12.        and Director     Purchase     o        Purchase price is at least 85 percent of fair market value            F
             Compensation       Plans      o        Offering period is 27 months or less
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                              Employee
             Executive          Stock      Employee stock purchase plans where any of the following apply
8.13.        and Director     Purchase     o        Purchase price is less than 85 percent of fair market value, or       A
             Compensation       Plans      o        Offering period is greater than 27 months
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Incentive
             Executive      Bonus Plans    Simply amend shareholder-approved compensation plans to include
8.14.        and Director   and Tax        administrative features or place a cap on the annual grants any one            F
             Compensation   Deductibility   participant may receive to comply with the provisions of Section 162(m).
                            Proposals
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Incentive
             Executive      Bonus Plans    To add performance goals to existing compensation plans to comply with the
8.15.        and Director   and Tax        provisions of Section 162(m)                                                   F
             Compensation   Deductibility
                            Proposals
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Incentive
             Executive      Bonus Plans    Plans to increase shares reserved and to qualify for favorable tax treatment
8.16.        and Director   and Tax        under the provisions of Section 162(m)                                         F
             Compensation   Deductibility
                            Proposals
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Incentive
             Executive      Bonus Plans    Cash or cash and stock bonus plans that are submitted to shareholders for
8.17.        and Director   and Tax        the purpose of exempting compensation from taxes under the provisions of       F
             Compensation   Deductibility   Section 162(m) if no increase in shares is requested.
                            Proposals
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Employee       To implement an ESOP or increase authorized shares for existing ESOPs,
8.18.        and Director   Stock          unless the number of shares allocated to the ESOP is excessive (more than      F
             Compensation   Ownership      five percent of outstanding shares.)
                            Plans (ESOPs)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      401(k)
8.19.        and Director   Employee       To implement a 401(k) savings plan for employees.                              F
             Compensation   Benefit Plans
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
             Executive      Proposals
8.20.        and Director   Regarding      Shareholder proposals seeking additional disclosure of executive and           A
             Compensation   Executive      director pay information,
                            and Director
                            Pay
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
             Executive      Proposals
8.21.        and Director   Regarding       Shareholder proposals seeking to set absolute levels on compensation or            A
             Compensation   Executive      otherwise dictate the amount or form of compensation.
                            and Director
                            Pay
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
             Executive      Proposals
8.22.        and Director   Regarding      Shareholder proposals requiring director fees be paid in stock only            A
             Compensation   Executive
                            and Director
                            Pay
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
             Executive      Proposals
8.23.        and Director   Regarding      Shareholder proposals to put option re-pricings to a shareholder vote          F
             Compensation   Executive
                            and Director
                            Pay
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
             Executive      Proposals
8.24.        and Director   Regarding       For all other shareholder proposals regarding executive and director pay         C
             Compensation   Executive
                            and Director
                            Pay
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.25.        and Director   Option         Shareholder proposals asking the company to expense stock options              A
             Compensation   Expensing
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.26.        and Director   Performance   Shareholder proposals advocating the use of performance-based stock options      A
             Compensation   Based Stock   (indexed, premium-priced, and performance-vested options).
                            Options
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Golden
                            Parachutes
             Executive      and            Shareholder proposals to require golden parachutes or executive severance
8.27.        and Director   Executive      agreements to be submitted for shareholder ratification                        A
             Compensation   Severance
                            Agreements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Golden
                            Parachutes
             Executive      and
8.28.        and Director   Executive      Proposals to ratify or cancel golden parachutes.                               C
             Compensation   Severance
                            Agreements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Pension Plan
8.29.        and Director   Income          Shareholder proposals to exclude pension plan income in the calculation of       F
             Compensation   Accounting      earnings used in determining executive bonuses/compensation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Supplemental
             Executive      Executive      Shareholder proposals requesting to put extraordinary benefits contained in
8.30.        and Director   Retirement     SERP agreements to a shareholder vote                                          A
             Compensation   Plans (SERPs)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
             Social and     ISSUES AND
9.0.         Environmental  PUBLIC         To phase out the use of animals in product testing                             A
             Issues         SAFETY:
                            Animal Rights
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
                            ISSUES AND
             Social and     PUBLIC
9.1.         Environmental  SAFETY:        To implement price restraints on pharmaceutical products                       A
             Issues
                            Drug Pricing
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
                            ISSUES AND
                            PUBLIC         To voluntarily label genetically engineered
             Social and     SAFETY:        (GE) ingredients in their products or alternatively to provide interim
9.2.         Environmental                 labeling and eventually eliminate GE ingredients due to the costs and          A
             Issues         Genetically feasibility of labeling and/or phasing out the use of GE ingredients.
                            Modified
                            Foods
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Genetically
9.3.         Environmental  Modified        A report on the feasibility of labeling products containing GE ingredients        A
             Issues          Foods
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Genetically
9.4.         Environmental  Modified         A report on the financial, legal, and environmental impact of continued use      A
             Issues         Foods            of GE ingredients/seeds
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Genetically
9.5.         Environmental   Modified          Report on the health and environmental effects of genetically modified         A
             Issues          Foods           organisms (GMOs)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                                           To completely phase out GE ingredients from the company's products or
             Social and     Genetically    proposals asking for reports outlining the steps necessary to eliminate GE
9.6.         Environmental  Modified       ingredients from the company's products. Such resolutions presuppose that      A
             Issues         Foods          there are proven health risks to GE ingredients
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
                            ISSUES AND
             Social and     PUBLIC         Reports on a company's policies aimed at curtailing gun violence in the
9.7.         Environmental  SAFETY:        United States                                                                  A
             Issues
                            Handguns
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
                            ISSUES AND
             Social and     PUBLIC         Reports outlining the impact of the health pandemic (HIV/AIDS, malaria and
9.8.         Environmental  SAFETY:        tuberculosis) on the company's Sub-Saharan operations                          A
             Issues
                            HIV/AIDS
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and                    To establish, implement, and report on a standard of response to the
9.9.         Environmental  HIV/AIDS       HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other         A
             Issues                        developing countries
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
                            ISSUES AND
             Social and     PUBLIC
9.10.        Environmental SAFETY:          Reports on the company's procedures for preventing predatory lending,            A
             Issues                         including the establishment of a board committee for oversight,
                            Predatory
                            Lending
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
             Social and     ISSUES AND
9.11.        Environmental  PUBLIC          Proposals seeking stronger product warnings                                       A
             Issues SAFETY:
                            Tobacco
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.12.        Environmental  Tobacco              Proposals asking that the company's operating facilities be smoke-free       A
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.13.        Environmental Tobacco              Proposals dealing with product placement in stores or advertising to youth. A
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.14.        Environmental   Tobacco          Proposals asking the company to cease production of tobacco-related products A
             Issues                             or cease selling products to tobacco companies.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.15.        Environmental Tobacco          Proposals to spin-off tobacco-related businesses:                                A
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.16.        Environmental Tobacco              Proposals prohibiting investment in tobacco equities.                        A
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
                             AND ENERGY:
             Social and     Arctic         Requests for reports outlining potential environmental damage from drilling
9.17.        Environmental  National       in the Arctic National Wildlife Refuge (ANWR)                                  A
             Issues         Wildlife
                            Refuge
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
             Social and      AND ENERGY:
9.18.        Environmental   CERES             Proposals to adopt the CERES Principles                                       A
             Issues          Principles
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
             Social and      AND ENERGY:   Proposals requests reports assessing economic risks of environmental
9.19.        Environmental  Environmental    pollution or climate change.                                                   A
             Issues         Economic Risk
                             Report
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.20.        Environmental Environmental      Proposals for reports disclosing the company's environmental policies.         A
             Issues        Reports
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
             Social and      AND ENERGY:   Proposals to make reports on the level of greenhouse gas emissions from the
9.21.        Environmental  Global         company's operations and products.                                             A
             Issues         Warming
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and      ENVIRONMENT
9.22.        Environmental   AND ENERGY:   Proposals to adopt a comprehensive recycling strategy                          A
             Issues         Recycling
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
             Social and      AND ENERGY:
9.23.        Environmental  Renewable      Proposals to invest in renewable energy sources.                               A
             Issues         Energy
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.24.        Environmental Renewable          Requests for reports on the feasibility of developing renewable energy         A
             Issues         Energy           sources
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
             Social and      AND ENERGY:   Proposals to make report on its policies and practices related to social,
9.25.        Environmental  Sustainability environmental, and economic sustainability                                     A
             Issues         Report
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                               GENERAL
                              CORPORATE
             Social and        ISSUES:
9.26.        Environmental  Charitable/    Proposals to affirm political nonpartisanship in the workplace                 A
             Issues         Political
                            Contributions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Charitable/
9.27.        Environmental  Political      Proposals to report or publish in newspapers the company's political           A
             Issues         Contributions  contributions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Charitable/
9.28.        Environmental  Political      Proposals to prohibit the company from making political contributions          A
             Issues         Contributions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Charitable/
9.29.        Environmental   Political          Proposals to restrict the company from making charitable contributions     A
             Issues          Contributions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Charitable/    Proposals to publish a list of company executives, directors, consultants,
9.30.        Environmental  Political      legal counsels, lobbyists, or investment bankers that have prior government    A
             Issues         Contributions  service and whether such service had a bearing on the business of the company
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                               GENERAL
                              CORPORATE
                               ISSUES:
             Social and         Link
9.31.        Environmental    Executive         Proposals to review ways of linking executive compensation to social factors A
             Issues          Compensation
                              to Social
                             Performance
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            LABOR
                            STANDARDS
             Social and     AND HUMAN
9.32.        Environmental    RIGHTS:           Proposals to implement the China Principles.                                 A
             Issues          China
                            Principles
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            LABOR
                            STANDARDS      Proposals to make reports detailing the company's operations in a particular
                            AND HUMAN      country and steps to protect human rights                                           A
             Social and     RIGHTS:
9.33.        Environmental
             Issues         Country-specifi
                            human rights
                            reports
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            LABOR
                            STANDARDS
                            AND HUMAN
             Social and     RIGHTS:
9.34.        Environmental                      Proposals to implement certain human rights standards at company facilities    A
             Issues         International       or those of its suppliers and to commit to outside, independent monitoring
                            Codes of
                            Conduct/Vendor
                            Standards
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            LABOR
                            STANDARDS
             Social and     AND HUMAN
9.35.        Environmental  RIGHTS:        Proposals to endorse or increase activity on the MacBride Principles.          A
             Issues
                            MacBride
                            Principles
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            MILITARY
             Social and     BUSINESS:
9.36.        Environmental  Foreign        Proposals to make reports on foreign military sales or offsets.                A
             Issues         Military
                            Sales/Offsets
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            MILITARY
             Social and     BUSINESS:
9.37.        Environmental Landmines            Proposals asking the company to renounce future involvement in antipersonnel A
             Issues         and Cluster         landmine production
                            Bombs
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            MILITARY
             Social and     BUSINESS:      Proposals asking the company to cease production of nuclear weapons
9.38.        Environmental  Nuclear        components and delivery systems, including disengaging from current and        A
             Issues         Weapons        proposed contracts
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            MILITARY
                            BUSINESS:
             Social and     Operations     Proposals asking the company to appoint a board committee review and report
9.39.        Environmental  in Nations     outlining the company's financial and reputational risks from its operations   A
             Issues         Sponsoring     in Iran,
                            Terrorism
                            (Iran)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            MILITARY
             Social and     BUSINESS:      Proposals asking the company to make reports on a company's involvement in
9.40.        Environmental  Spaced-Based   spaced-based weaponization                                                     A
             Issues         Weaponization
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                              WORKPLACE
             Social and      DIVERSITY:
9.41.        Environmental      Board      Requests for reports on the company's efforts to diversify the board,          F
             Issues           Diversity
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                              WORKPLACE
             Social and      DIVERSITY:    Proposals asking the company to increase the representation of women and
9.42.        Environmental      Board      minorities on the board                                                        C
             Issues           Diversity
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            WORKPLACE
                            DIVERSITY:
             Social and     Equal
9.43.        Environmental  Employment     Proposals to increase regulatory oversight of EEO programs                     A
             Issues         Opportunity
                            (EEO)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     WORKPLACE
9.44.        Environmental   DIVERSITY:      To increase regulatory oversight of EEO programs and Glass Ceiling proposals     A
             Issues         Glass Ceiling
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            WORKPLACE
             Social and     DIVERSITY:     Proposals to amend a company's EEO statement in order to prohibit
9.45.        Environmental  Sexual         discrimination based on sexual orientation                                     A
             Issues         Orientation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.46.        Environmental   Sexual          Proposals to extend company benefits to or eliminate benefits from domestic     A
             Issues          Orientation     partners
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.      0.  Mutual Fund    Election of    Director nominees who are not described below                                  F
             Proxies        Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.1.        Mutual Fund     Election of    Ignore a shareholder proposal that is approved by a majority of the votes         W
             Proxies         Directors      cast for  two consecutive years
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Convert
             Mutual Fund    Closed-end
10.2.        Proxies        Fund to             Conversion Proposals                                                         C
                            Open-end Fund
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.3.        Mutual Fund       Proxy          Proxy Contests                                                                 C
             Proxies         Contests
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Investment
10.4.        Mutual Fund     Advisory           Investment Advisory Agreements                                               F
             Proxies        Agreements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Approve New
             Mutual Fund    Classes or
10.5.        Proxies        Series of         The establishment of new classes or series of shares.                          F
                            Shares
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Change
                            Fundamental
             Mutual Fund    Restriction         Proposals to change a fund's fundamental
10.6.        Proxies        to                  restriction to a non fundamental restriction                                  C
                            Nonfundamental
                            Restriction
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Change
                            Fundamental
10.7.        Mutual Fund    Investment      Proposals to change a fund's fundamental investment objective to a non            C
             Proxies        Objective to    fundamental investment objective
                            Nonfundamental
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.8.        Mutual Fund     Name Change
             Proxies         Proposals          Name change proposals.                                                       F
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mutual Fund    Change in
10.9.        Proxies        Fund's Sub          To change a fund's sub-classification                                        F
                            classification
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             Disposition   To dispose of assets, liquidate or terminate the fund
10.10.       Mutual Fund         of
             Proxies        Assets/                                                                                          F
                            Termination/
                            Liquidation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes    to
10.11.       Mutual Fund    the   Charter  To make changes to the charter document                                          C
             Proxies        Document
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to
10.12.       Mutual Fund    the Charter     Removal shareholder approval requirement to reorganize or terminate the           F
             Proxies        Document        trust or any of its series
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to
10.13.       Mutual Fund    the Charter    Removal of shareholder approval requirement for amendments to the new          F
             Proxies        Document       declaration of trust
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to     Removal of shareholder approval requirement to amend the fund's management
10.14.       Mutual Fund     the Charter   contract, allowing the contract to be modified by the investment manager and     F
             Proxies         Document      the trust management, as permitted by the 1940 Act
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to     Allow the trustees to impose other fees in addition to sales charges on
10.15.       Mutual Fund     the Charter   investment in a fund, such as deferred sales charges and redemption fees          F
             Proxies        Document       that may be imposed upon redemption of a fund's shares
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to
10.16.       Mutual Fund    the Charter      Removal of shareholder approval requirement to engage in and terminate          F
             Proxies        Document         Sub-advisory arrangements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to
10.17.       Mutual Fund     the Charter      Removal of shareholder approval requirement to change the domicile of the      F
             Proxies         Document          fund
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Change the
10.18.       Mutual Fund     Fund's          Fund's Reincorporation                                                          C
             Proxies        Domicile
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Authorize
                            the Board to
                            Hire and
             Mutual Fund    Terminate      Proposals authorizing the board to hire/terminate sub-advisors without
10.19.       Proxies        Subadvisors    shareholder approval.                                                          F
                            Without
                            Shareholder
                            Approval
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.20.       Mutual Fund      Distribution     Distribution agreements                                                     F
             Proxies         Agreements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.21.       Mutual Fund     Master-Feeder    Establishment of a master-feeder structure.                                  F
             Proxies         Structure
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.22.       Mutual Fund Mergers Mergers and Acquisitions C Proxies
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
                            Proposals to
10.23.       Mutual Fund     Establish          To mandate a specific minimum amount of stock that directors must own in      A
             Proxies         Director           order to qualify as a director or to remain on the board
                            Ownership
                            Requirement
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
                            Proposals to
             Mutual Fund    Reimburse
10.24.       Proxies        Proxy          To reimburse proxy solicitation expenses                                       C
                            Solicitation
                            Expenses
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
                            Proposals to
10.25.       Mutual Fund     Terminate          To terminate the investment advisor                                          C
             Proxies       Investment
                            Advisor
------------ -------------- -------------- ------------------------------------------------------------------------------ -------

CCMI BOND FUND
A Portfolio of CCMI Funds




STATEMENT OF ADDITIONAL INFORMATION

JANUARY 6, 2005

This Statement of Additional Information (SAI) is not a prospectus but is incorporated by reference into the Fund prospectus and is legally part of it. This SAI contains more detailed information about the Fund and its management and operation. You should read this SAI in conjunction with the prospectus for CCMI Bond Fund (Fund) dated January 6, 2005. This SAI incorporates the Fund's Annual Report to Shareholders for the fiscal year ended May 31, 2004. You may obtain the prospectus or Annual Report without charge by calling 1-800-386-3111.





                        CONTENTS
                        How is the Fund Organized?                   1
                        Securities in Which the Fund Invests                  1
                        How is the Fund Sold?                                11
                        Redemption in Kind                                   12
                        Massachusetts Partnership Law                        12
                        Account and Share Information                        13
                        Tax Information                                      13
                        Who Manages and Provides Services to the Fund?       14
                        Proxy Voting                                         19
                        Financial Statements                                 20
                        Addresses                                            20
                        Investment Ratings                          Appendix A
                        Proxy Voting Policy                         Appendix B

HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of CCMI Funds (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on December 11, 1991. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Trust changed its name from 111 Corcoran Funds to CCB Funds on May 13, 1998. The Trust changed its name from CCB Funds to CCMI Funds on June 1, 2001. The Fund's investment adviser is Trusco Capital Management, Inc. (Adviser).


SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective as described in the prospectus.


SECURITIES DESCRIPTIONS AND TECHNIQUES


FIXED INCOME SECURITIES


Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.


A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.


The following describes the types of fixed income securities in which the Fund may invest.


TREASURY SECURITIES


Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risk.


AGENCY SECURITIES


Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. This does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities. It is possible that the federal government would not provide financial support to its agencies if it is not required to do so by law. If a GSE in which the Fund invests defaults and the federal government does not stand behind the obligation, the Fund's share price or yield could fall.


The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage backed securities.


CORPORATE DEBT SECURITIES


Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.


In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.


COMMERCIAL PAPER


Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.


DEMAND INSTRUMENTS


Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.


MUNICIPAL SECURITIES


Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.


MORTGAGE BACKED SECURITIES


The Fund may invest in mortgage backed securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. This other investment company is managed independently of the Fund and may incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.


Mortgage backed securities represent interests in pools of mortgage loans. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.


Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.


COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)


CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. All CMOs purchased by the Fund are investment grade, as rated by a Nationally Recognized Statistical Rating Organization (NRSRO).

SEQUENTIAL CMOS


In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACS, TACS AND COMPANION CLASSES


More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes, Interest Only (IOs) and Principal Only (POs).


CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.


FLOATERS AND INVERSE FLOATERS


Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.


Z CLASSES AND RESIDUAL CLASSES


CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.


The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.


ASSET BACKED SECURITIES


Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.


BANK INSTRUMENTS


Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks. The total acceptances of any bank held by the Fund cannot exceed 0.25% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance.

ZERO COUPON SECURITIES


Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.


There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.


FOREIGN SECURITIES


Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o  the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.


FOREIGN GOVERNMENT SECURITIES


Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.


Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.


The Fund reserves the right to invest up to 25% of its total assets in fixed income securities of foreign governmental units located within an individual foreign nation.


PREFERRED STOCKS


Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The stock does not usually carry voting rights. The Fund will treat such redeemable preferred stock as a fixed income security.


HEDGING


Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The
Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.


INVESTMENT RATINGS


Investment grade securities include fixed income securities rated AAA, the highest rating category, through BBB by a NRSRO or, if unrated, those securities determined to be of comparable quality by the Adviser. Non-investment grade fixed securities are rated BB or below by a NRSRO or unrated. When the Fund invests in fixed income securities some may be non-investment grade at the time of purchase. Securities rated BBB or below by Standard & Poor's or Baa by Moody's Investors Service have speculative characteristics.


DERIVATIVE CONTRACTS


Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.


Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.


For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.


The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.


Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.


The Fund may trade in the following types of derivative contracts.


FUTURES CONTRACTS


Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset.
Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.


OPTIONS


Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right but not the obligation to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right but not the obligation to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.


The Fund may buy put options on financial futures contracts (including index futures) and portfolio securities and listed put options on futures in anticipation of a decrease in the value of the underlying asset.


The Fund may also write call options on futures contracts and portfolio securities to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.


When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.


The Fund currently does not intend to invest more than 5% of its total assets in options transactions.


The Fund will only purchase puts on financial futures contracts which are traded on a nationally recognized exchange. The call options which the Fund writes and sells must be listed on a recognized options exchange. Although the Fund reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by its Board of Trustees (Board).


SWAPS


Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Fund may use include:


INTEREST RATE SWAPS


Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the LIBOR (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.


CAPS AND FLOORS


Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.


TOTAL RETURN SWAPS


Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

HYBRID INSTRUMENTS


Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.


SPECIAL TRANSACTIONS


REPURCHASE AGREEMENTS


Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.


The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.


REVERSE REPURCHASE AGREEMENTS


Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.


DELAYED DELIVERY TRANSACTIONS


Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. Liability for the purchase price, and the rights and risks of ownership of the securities, accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.


SECURITIES LENDING


The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The collateral should be equal at all times to 100% of the then current market value plus accrued interest. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.


Securities lending is subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks.


ASSET COVERAGE


In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.


INVESTMENT RISKS


There are many factors that may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.


CALL RISKS

o Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.


LIQUIDITY RISKS

o Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

o Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.


RISKS ASSOCIATED WITH SECURITIES RATED BELOW INVESTMENT GRADE

o Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.


RISKS OF FOREIGN INVESTING

o Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S.

     investors.

o Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

o Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions that could adversely affect the liquidity of the Fund's investments.

o Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.


FUNDAMENTAL INVESTMENT OBJECTIVE


The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. The investment objective may not be changed by the Fund's Board of Directors (Board) without shareholder approval.


INVESTMENT LIMITATIONS


DIVERSIFICATION


WITH RESPECT TO SECURITIES COMPRISING 75% OF THE VALUE OF ITS TOTAL ASSETS, THE FUND WILL NOT PURCHASE SECURITIES OF ANY ONE ISSUER (OTHER THAN CASH, CASH ITEMS, SECURITIES ISSUED OR GUARANTEED BY THE GOVERNMENT OF THE UNITED STATES OR ITS AGENCIES OR INSTRUMENTALITIES AND REPURCHASE AGREEMENTS COLLATERALIZED BY SUCH U.S. GOVERNMENT SECURITIES, AND SECURITIES OF OTHER INVESTMENT COMPANIES) IF AS A RESULT MORE THAN 5% OF THE VALUE OF ITS TOTAL ASSETS WOULD BE INVESTED IN THE SECURITIES OF THAT ISSUER, OR WOULD OWN MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF THAT ISSUER.


ISSUING SENIOR SECURITIES AND BORROWING MONEY


The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Act of 1940 (1940 Act), any rule or order thereunder, or any Securities and Exchange Commission (SEC) staff interpretation thereof.


INVESTING IN REAL ESTATE


The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interest therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.


INVESTING IN COMMODITIES


The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.


UNDERWRITING


The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

LENDING


The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.


CONCENTRATION


The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For the purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, or any rule or order thereunder, or any SEC staff interpretation thereof. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.


THE ABOVE LIMITATIONS CANNOT BE CHANGED UNLESS AUTHORIZED BY THE BOARD AND BY THE "VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES," AS DEFINED BY THE 1940 ACT. THE FOLLOWING LIMITATIONS, HOWEVER, MAY BE CHANGED BY THE BOARD WITHOUT SHAREHOLDER APPROVAL. SHAREHOLDERS WILL BE NOTIFIED BEFORE ANY MATERIAL CHANGE IN THESE LIMITATIONS BECOMES EFFECTIVE.


PURCHASES ON MARGIN


The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions, and other financial contracts or derivative instruments.


PLEDGING ASSETS


The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.


ILLIQUID SECURITIES


The Fund will not invest more than 15% of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice.


INVESTING IN RESTRICTED SECURITIES


The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which cannot be resold publicly until they are registered under the Securities Act of 1933. Under criteria established by the Board certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES


The Fund may invest its assets in securities of other investment companies, including securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.


In applying the concentration restriction, (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute "concentration."

As a matter of non-fundamental policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.


For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.


DISCLOSURE OF PORTFOLIO HOLDINGS


The Fund is required to include a summary of its portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The information disclosed must be current as the date that it was filed with the SEC.


The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. Additionally, the Fund has authorized the Fund Administrator to release portfolio holdings to other third party rating agents and data reporting platforms on a monthly basis. When made, such disclosures are subject to a requirement that the service provider keep the information confidential. No third party in receipt of such disclosure may trade in the Fund's shares while in possession of the information.


The Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the Board. An investment advisor to the Fund must submit any proposed arrangement pursuant to which the advisor intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine that it is in the best interest of Fund shareholders. Additionally, each advisor to the Fund, including any affiliated persons of the advisor, is from prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.


DETERMINING MARKET VALUE OF SECURITIES


The Fund's NAV per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The value of the Fund's portfolio securities is determined by a pricing service when the Adviser believes such prices accurately reflect the fair market value. The pricing service generally prices securities as follows:

o For exchange-traded equity securities, according to the last sale price in the market in which they are primarily traded;

o For NASDAQ over-the-counter equity securities, according to the NASDAQ Official Closing Price;

o Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value; and

o For fixed income securities, according to the mean between bid and asked prices, except that fixed income securities with remaining maturities of 60 days or less may be valued at amortized cost.


Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities. Other securities are valued at fair value as determined in good faith by the Adviser, subject to and in accordance with policies approved by the Board.


TRADING IN FOREIGN SECURITIES


Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value
(NAV), the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Adviser, subject to and in accordance with policies approved by the Board, although the actual calculation may be done by others.

HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Unified Financial Securities, Inc.) offers Shares on a continuous, best-efforts basis.


RULE 12B-1 DISTRIBUTION PLAN


As a compensation-type plan, the Rule 12b-1 Distribution Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.


The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Distribution Plan fee.


The maximum Distribution Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.


RULE 12B-1 SHAREHOLDER SERVICES


The Fund has adopted a Rule 12b-1 Shareholder Services Plan. Pursuant to the Plan, the Fund may pay third parties, including the Adviser, the Distributor and any of their respective affiliates, for providing shareholder services and maintaining shareholder accounts.


SUPPLEMENTAL PAYMENTS


Investment professionals may be paid fees out of the assets of the Distributor and/or Unified Fund Services (but not out of Fund assets). The Distributor and/or Unified Fund Services may be reimbursed by the Adviser or its affiliates.


Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional.


When an investment professional's customer purchases shares, the investment professional may receive an amount up to 1.00% of the NAV of Shares.

REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.


Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.


Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.


Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.


In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS


Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.


All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote. The Shares do not have cumulative voting rights or any preemptive or conversion rights. The Fund does not issue share certificates.


Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares.


ASSETS AND LIABILITIES


      Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

SHARE OWNERSHIP


         As of September 1, 2004, the officers and trustees as a group beneficially owned less than 1% of each Fund.


As of September 1, 2004, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: Central Carolina Bank & Trust, Post Office Box 30010, Durham, NC 27702 - 99.79%. Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.


TAX INFORMATION


FEDERAL INCOME TAX


The Fund has met, and intends to continue to meet requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. If these requirements are not met, the Fund will not receive special tax treatment and will be subject to federal corporate income tax.


The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund. As of May 31, 2004, the Bond Fund had no capital loss carryforwards.


FOREIGN INVESTMENTS


If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.


Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.


If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.


If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES


The following tables give information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, IN 46204.

INDEPENDENT TRUSTEES

----------------------------------------- ----------------------------------------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH),          PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER  DIRECTORSHIPS
POSITION WITH FUND COMPLEX, TERM OF
POSITION WITH TRUST
----------------------------------------- ----------------------------------------------------------------------------
Gary E. Hippenstiel (1947)                Director, Vice President and Chief Investment Officer of Legacy Trust
                                          Company, N.A. since 1992. Trustee of AmeriPrime Funds since 1995,
                                          AmeriPrime Advisors Trust since July 2002 and Unified Series Trust since
                                          December 2002. Trustee of Access Variable Insurance Trust since April
                                          2003.
Trustee, June 2003 to present
----------------------------------------- ----------------------------------------------------------------------------
Stephen A. Little (1946)                  President and founder, The Rose, Inc., a registered investment advisor, since April 1993. Trustee of AmeriPrime Funds and Unified Series Trust
                                          since December 2002 and AmeriPrime Advisors Trust since November 2002.
Trustee, June 2003 to present
----------------------------------------- ----------------------------------------------------------------------------
Daniel J. Condon (1950)                   President, 2004 to present, Vice President and General Manager, 1990 to
                                          2003, International Crankshaft Inc., an automotive equipment manufacturing company; Trustee, The Unified Funds, from 1994 to 2002; Trustee, Firstar
                                          Select Funds, a REIT mutual fund, from 1997 to 2000. Trustee of AmeriPrime
                                          Funds and Unified Series Trust since December 2002 and AmeriPrime Advisors
                                          Trust since November 2002.
Trustee, June 2003 to present
----------------------------------------- ----------------------------------------------------------------------------


INTERESTED TRUSTEES AND PRINCIPAL OFFICERS

------------------------------------------------ ---------------------------------------------------------------------

NAME, (DATE OF BIRTH), POSITION WITH FUND        PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS
COMPLEX, TERM OF POSITION WITH TRUST
------------------------------------------------ ---------------------------------------------------------------------
Ronald C. Tritschler (1952)**                    Chief Executive Officer, Director and legal counsel of The Webb
                                                 Companies, a national real estate company, from 2001 to present;
                                                 Executive Vice President and Director of The Webb Companies from
                                                 1990 to 2000; Director, First State Financial, from 1998 to present; Director, Vice President and legal counsel for The Traxx
                                                 Companies, an owner and operator of convenience stores, from 1989
Trustee, June 2003 to present                    to present. Trustee of AmeriPrime Advisors Trust since November
                                                 2002 and AmeriPrime Funds and Unified Series Trust since December
                                                 2002.
------------------------------------------------ ---------------------------------------------------------------------
Anthony J. Ghoston (1959)                        Executive Vice President of Unified Fund Services, Inc. since June
                                                 2004; Senior Vice President of Unified Fund Services, Inc. April
                                                 2003 to June 2004; Senior Vice President and Chief Information
President, July 2004 to present                  Officer of Unified Financial Services since 1997.
------------------------------------------------ ---------------------------------------------------------------------
Thomas G. Napurano (1941)                        Chief Financial Officer and Executive Vice President of Unified
                                                 Financial Services, Inc., the parent company of the Trust's administrator and Distributor; Director, Unified Financial
Chief Financial Officer and Treasurer, June      Services, Inc., from 1989 to March 2002.  CFO of AmeriPrime Funds
2003 to present                                  and  AmeriPrime Advisors Trust since October 2002.  CFO of Unified
                                                 Series Trust since December 2002.
------------------------------------------------ ---------------------------------------------------------------------
Freddie Jacobs, Jr. (1970)                       Vice President, Unified Fund Services, Inc.,  December 2003 to
                                                 present; Employed by U.S. Bancorp, 1998 to December 2003. Secretary
                                                 of AmeriPrime Funds, AmeriPrime Advisors Trust and Unified Series
Secretary, September 2004 to present             Trust since September 2004; Principal Accounting Officer, Lindbergh
                                                 Funds, since February 2004.
------------------------------------------------ ---------------------------------------------------------------------
Lynn E. Wood (1946)                              Chairman, Unified Financial Securities, Inc., 1997 to present;
                                                 Director of Compliance, Unified Fund Services, Inc., October 2003
                                                 to September 2004; Chief Compliance Officer, Unified Financial
Chief Compliance Officer, September 2004 to      Services, Inc., 2000 to 2004; President and Chief Compliance
present                                          Officer, Unified Financial Securities, Inc., 1997 to 2000.
------------------------------------------------ ---------------------------------------------------------------------


* The address for each of the trustees and officers is 431 N. Pennsylvania, Indianapolis, IN 46204.


** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex.


Effective July 2003, the Trust's audit committee consists of Gary Hippenstiel, Stephen Little, and Daniel Condon. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The audit committee held four meeting(s) during the fiscal year ended May 31, 2004.

The following table provides information regarding shares of the Fund and other portfolios of the CCMI Funds owned by each Trustee as of December 31, 2003.

      ================================ ================================ =============================================
                                                                          Aggregate Dollar Range of Shares of the
      Trustee                          Dollar Range of Fund Shares             Funds Overseen by the Trustee
      -------------------------------- -------------------------------- ---------------------------------------------
      Timothy Ashburn*                              None                                    None
      -------------------------------- -------------------------------- ---------------------------------------------
      Daniel Condon                                 None                                    None
      -------------------------------- -------------------------------- ---------------------------------------------
      Gary E. Hippenstiel                           None                                    None
      -------------------------------- -------------------------------- ---------------------------------------------
      Stephen Little                                None                                    None
      -------------------------------- -------------------------------- ---------------------------------------------
      Ronald Tritschler                             None                                    None
      ================================ ================================ =============================================

* Mr. Ashburn is no longer a Trustee.


The compensation paid to the Trustees of the Trust for the fiscal year ended May 31, 2004 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.



   ==================================== ================================= =========================================
   Name                                   Aggregate Compensation from       Total Compensation from Fund Complex
                                                     Trust
   ------------------------------------ --------------------------------- -----------------------------------------
   Gary E. Hippenstiel                  $4,331                            $4,331
   ------------------------------------ --------------------------------- -----------------------------------------
   Timothy Ashburn*                     $0                                $0
   ------------------------------------ --------------------------------- -----------------------------------------
   Daniel Condon                        $2,846                            $2,846
   ------------------------------------ --------------------------------- -----------------------------------------
   Stephen Little                       $2,846                            $2,846
   ------------------------------------ --------------------------------- -----------------------------------------
   Ronald Tritschler                    $2,351                            $2,351
   ------------------------------------ --------------------------------- -----------------------------------------

*Mr. Ashburn is no longer a Trustee.


INVESTMENT ADVISER


The Adviser is Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, a wholly owned subsidiary of SunTrust Banks, Inc. Until October 1, 2004, Commerce Capital Management, Inc. ("CCM"), a wholly-owned subsidiary of National Commerce Financial Corporation, served as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and CCM dated May 10, 2001 (the "Old Advisory Agreement"). On October 1, 2004, SunTrust Banks, Inc. ("SunTrust") acquired all of the outstanding shares of National Commerce Financial Corporation (the "Acquisition"). As a result of the Acquisition, CCM was dissolved and ceased operations as an investment adviser and was, therefore, unable to continue serving as investment adviser to the Funds. The Dissolution occurred on December 31, 2004. On November 17, 2004 and December 13, 2004 the Board, subject to shareholder approval, approved the appointment of the Adviser as the investment adviser to the Funds, and approved a new investment advisory agreement (the "Agreement") between the Trust and the Adviser. The Agreement was approved by shareholders at a special meeting on December 30, 2004.


Under the terms of the Agreement, subject to the direction of the Trustees of the Trust, the Adviser provides investment research and supervision of the investments of the Fund and conducts a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of the Fund's assets.


The Agreement provides that the Fund pays all of its own expenses and its allocable share of Trust expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and its registration statements and any amendments thereto; expenses of registering and qualifying the Trust, the Fund and shares ("Shares") of the Fund under Federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to current shareholders; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Fund. The Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.


The Agreement further provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of the Adviser, the Adviser shall not be liable to the Trust or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.



As compensation for its management services, the Fund is obligated to pay the Adviser an annual fee equal to 0.60% of the average daily net assets of the Fund. Although not contractually obligated to do so, the Adviser expects to waive a portion of its management fees and/or reimburse expenses in an aggregate amount equal to 0.22% of the average daily net assets of the Fund. This voluntary waiver/reimbursement may be terminated at any time.



BOARD OF TRUSTEES CONSIDERATION OF THE AGREEMENT


On November 17, 2004 and December 13, 2004, the Fund's Board of Trustees approved the Agreement with the Adviser. The Trustees based their approval on information provided on behalf of the Adviser at the November meeting, including an overview of the Adviser, a description of the firm's investment professionals, array of services and client list, a review of the portfolio managers the Adviser proposed to use for each Fund and the performance of comparable mutual funds managed by each portfolio manager. The Adviser described its investment strategy and performance for clients similar to each Fund, as well as its compliance systems and procedures for securing best execution on Fund trades. The Trustees also reviewed information on the financial condition of the Adviser, and reviewed and discussed the soft dollar benefits that may accrue to the Adviser as a result of trading for the CCMI Equity Fund.


The Trustees met with representatives of the Adviser and considered information about key personnel, investment philosophy and process, and performance track record, among other factors. The representatives of the Adviser, in response to questions of the Trustees, indicated that the advisory fees would remain unchanged from current levels and that the current levels of fee waiver and/or expense reimbursement would continue if the Adviser is approved as investment adviser. They emphasized that the Adviser, with significantly greater internal legal, compliance, trading, systems, financial and other resources, could enhance the quality of services to each Fund's shareholders. They also pointed out that over recent periods, the comparable mutual fund managed by the Adviser had outperformed the corresponding CCMI Fund in the case of the CCMI Equity Fund and the CCMI Bond Fund, and that the performance of the Adviser managed state tax-exempt bond funds was reasonably good relative to their peers. The Trustees acknowledged that they had concluded that the current advisory fee levels, with fee waivers/expense reimbursements, were reasonable.


In determining to approve the Agreement with the Adviser, the Trustees carefully evaluated the investing experience of the Adviser's key personnel and the quality of services that the Adviser can be expected to provide to each Fund, including (1) the excellent relative performance of the Adviser; (2) the nature and quality of the services expected to be rendered to the Funds by the Adviser;
(3) the history, reputation, qualification and background of the Adviser's personnel and its financial condition; (4) the Adviser's practices for monitoring the Fund's compliance with applicable regulations; (5) the advisory fee and expense ratios of comparable mutual fund clients of the Adviser; and (6) other factors deemed relevant. The Trustees viewed as significant that the advisory fees to be paid to the Adviser by each Fund under the Agreement would be at the same rate as the advisory fees payable to CCM under the Old Advisory Agreement, and that the Advisor has committed to continue the voluntary waivers and/or expense reimbursements through the end of the fiscal year.


The Board discussed the nature, extent, and quality of the services to be provided by the Adviser under the Agreement and concluded that the requirements were reasonable and consistent with the Board's expectations for an investment adviser. The Board further concluded that the Adviser would have adequate, if not additional, resources to provide high quality advisory services to the Funds. The Board also viewed as significant the Adviser's willingness to waive a portion of its fees in order to reduce total Fund expenses.


As a result of their considerations, the Board of Trustees determined that the Agreement was in the best interests of each Fund and its shareholders. Accordingly, the Board of Trustees, including all of the Independent Trustees, unanimously approved the Agreement and voted to recommend it to shareholders for approval.


OTHER RELATED SERVICES


Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.


CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING


As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although the codes do permit these people to trade in securities, including securities that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.


BROKERAGE TRANSACTIONS


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board. The Adviser does not intend to execute any Fund portfolio transactions through an affiliated broker.


RESEARCH SERVICES


Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Unified in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.


Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.


CUSTODIAN


The Fifth Third Bank, Cincinnati, Ohio, is custodian for the securities and cash of the Fund. Unified Fund Services, Inc. provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.


FUND SERVICES


Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or officers or shareholders of Unified Financial Services, Inc. (the parent company of Unified). Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee for transfer agency services from the Fund of $1.25 per shareholder (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $5 million or more).


In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, 0.03% of the Fund's assets from $100 million to $150 million, and 0.02% of the Fund's assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets of $5 million or more).


Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.13% of the Fund's assets under $50 million, 0.10% of the Fund's assets from $50 million to $100 million, 0.08% of the Fund's assets from $100 million to $150 million, and 0.06% of the Fund's assets over $150 million (subject to a minimum fee of $2,083 per month).


DISTRIBUTOR


Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Funds. A Trustee and certain officers of the Trust include a director and officer of the Distributor, and an officer and shareholders of Unified Financial Services, Inc. (the parent of the Distributor and Unified), and may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.


FEES PAID BY THE FUND FOR SERVICES


The following table describes various fees paid by the Fund during the last fiscal periods.

For the Period Ended May 31,           2004            2003 1
-------------------------------------------------------------------
Advisory Fee Earned 2               $  689,835        $491,888
-------------------------------------------------------------------
Advisory Fee Reduction 2            $  249,794        $ 97,642
-------------------------------------------------------------------
Brokerage Commissions               $    1,110        $    550
-------------------------------------------------------------------
Administrative Fee 3                $  120,132        $122,972
-------------------------------------------------------------------
Fund Accounting Fee 3               $   77,800        $
-------------------------------------------------------------------
Shareholder Services Fee            $  193,337        $0
-------------------------------------------------------------------
1 For the period from July 1, 2002 (date of initial public investment) to May
  31, 2003.

2 Prior to December 31, 2004, the advisory fees were paid to Commerce Capital
  Management, Inc., a subsidiary of SunTrust Banks, Inc.
>
3 Prior to August 4, 2003, the administrative and fund accounting fees were paid to Federated Services Company, a subsidiary of Federated.


INDEPENDENT AUDITORS


The independent auditor for the Fund for the fiscal year ending May 31, 2005, Cohen McCurdy, Ltd., conducts its audits in accordance with accounting standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund's Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust's policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast. The Adviser's proxy voting policies and procedures are attached as Appendix B to this Statement of Additional Information.

MORE INFORMATION.
 The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are available without charge, upon request by calling toll-free, 1-800-386-3111 or by accessing the SEC's website at www.sec.gov . In addition, a copy of the Funds' proxy voting policies and procedures are also available by calling 1-800-386-3111 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and independent auditor's report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the year ended May 31, 2004. You can obtain the Annual Report without charge by calling the Fund at 1-800-386-3111.




ADDRESSES

CCMI BOND FUND
431 N. Pennsylvania Street
Indianapolis, IN  46204-1806


DISTRIBUTOR

Unified Financial Securities Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204-1806


INVESTMENT ADVISER

Trusco Capital Management, Inc
50 Hurt Plaza, Suite 1400
Atlanta, GA 30303


CUSTODIAN

The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204-1806


INDEPENDENT AUDITORS

Cohen McCurdy, Ltd.
826 Westpoint Pkwy., Suite 1250
Westlake, OH  44145

LEGAL COUNSEL
Thompson Hine LLP
312 Walnut Street, Suite 1400
Cincinnati, OH 45202

                                   APPENDIX A
                               INVESTMENT RATINGS


STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS


AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


MOODY'S INVESTORS SERVICE LONG-TERM BOND RATING DEFINITIONS


AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


 FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS


AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.




MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS


PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o        Leading market positions in well-established industries;

o  High rates of return on funds employed;

o Conservative capitalization structure with moderate reliance on debt and ample asset protection;

o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD AND POOR'S COMMERCIAL PAPER RATINGS


A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


 FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS


FITCH-1-- (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2-- (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

                                   APPENDIX B
                                                                        07/2004

                   TRUSCO CAPITAL MANAGEMENT, INC PROXY POLICY

                                POLICY STATEMENT
                                ----------------

Trusco Capital Management, Inc. ("Trusco") has a Proxy Committee ("Committee") that is responsible for establishing policies and procedures designed to ensure the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and mutual funds. The Committee will annually (or more often if needed) review, reaffirm and amend guidelines, strategies and proxy policies for all domestic and international clients, funds and product lines.

Trusco, after an extensive review of service providers including size, experience and independence, has contracted with Institutional Shareholder Services ("ISS") as its agent to provide administrative, clerical, and functional and recordkeeping services and support related to the firm's proxy voting processes/procedures, which include, but are not limited to:

     1. Collection and coordination of proxy material from each custodian for each Trusco client's account, including Trusco's mutual fund clients.

     2. Facilitating the mechanical act of proxyvoting, reconciliation, and disclosure for each Trusco client's accounts, including Trusco's mutual fund clients, in accordance with Trusco's proxy policies and the Committee's direction.

     3. Required record keeping and voting record retention of all Trusco proxy voting on behalf Trusco's clients, including Trusco's mutual fund clients.

As reflected in our specific Trusco proxy policies, the Committee will affirmatively vote proxies for proposals that, as interpreted, are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions.

The Committee will, at all times, retain the ability to consider client specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. This information will, as needed, be communicated to ISS as agent to ensure that the relative shares proxies will be voted accordingly. The Committee has reviewed ISS capabilities as agent for the services above and is confident in its abilities to effectively provide these services. The Committee will monitor such capability on an ongoing basis.

               AN INDEPENDENT, OBJECTIVE APPROACH TO PROXY ISSUES
               --------------------------------------------------

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all Trusco discretionary investment management clients and Trusco managed mutual funds, such as the STI Classic Funds.

As indicated above, the Committee utilizes the services of an independent third party agent, ISS, to assist with facilitating the administrative, clerical, functional and recordkeeping duties and to assist in managing certain aspects of our proxy obligations. Accordingly, Trusco maintains proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to "Taft Hartley" plans and relationships.

ERISA accounts will be voted in accordance with the U.S. domestic proxy policy as it is an ERISA based policy.

Trusco provides and maintains the following standard proxy voting policies:
---------------------------------------------------------------------------

o        Trusco U.S. Domestic Proxy Policy (an ERISA based policy)
o        Trusco Taft Hartley Proxy Policy
o        Trusco Global/International Proxy Policy

Brief summaries and extended summaries are available for the Trusco Taft Hartley Proxy Policy and the Trusco Global/International Proxy Policy; and full complete versions of all of these policies are available as described below.

The Committee will obtain and review all information regarding each issuer's proxy related material as it recognizes that there may not be one decision that is right for all situations and that each proxy vote must be evaluated on its own merits. Although this typically means that some proxy issues are voted on a case-by-case basis, the Committee utilizes the firm's pre-determined proxy voting policies and guidelines whenever possible to ensure consistency and relevancy with the overall proxy voting process. For example, some factors that are considered include an in-depth look at each company's organizational structure; executive and operating management styles, board of directors structure, corporate culture and governance processes, implicit and explicit social and economic product benefits, and the impact or economic implications of the available alternatives.

                              EXCEPTIONS TO POLICY
                              --------------------

The guidelines as outlined herein generally do not apply where Trusco has contracted discretionary investment management and the authority to vote shares to a properly appointed subadvisor such as may be the case in some managed, separate, or wrap accounts.

In those situations proxy votes cast by the subadvisor will be governed by the subadvisor's own proxy voting policies and procedures. The Committee will annually review the sub advisor's proxy voting policies and procedures.

Trusco will retain voting responsibilities for its mutual fund clients unless it specifically delegates proxy voting responsibility to a properly appointed subadvisor.

                              CONFLICTS OF INTEREST
                              ---------------------

Due to its diversified client base, numerous product lines, independent board of directors, and affiliation with SunTrust Banks, Inc., and its affiliates, occasions may from time to time arise in which the Committee believes that a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.

Examples of material conflicts of interest that may arise include those where the shares to be voted involve:

     1. Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., Coca-Cola Enterprises, Inc., and/or other public corporate issuers with which either Trusco or SunTrust Banks, Inc. or its affiliates, may have a similar on-going non-investment management associated relationship.
     2. An issuer with a director, officer or employee who presently serves as an independent director on the board of Trusco or SunTrust Banks, Inc. or any of its affiliates.

     3. An issuer having substantial and numerous banking, investment or other financial relationships with Trusco, SunTrust Banks, Inc. or its affiliates.
     4. A direct common stock ownership position of five percent (5%) or greater held individually by Trusco or in conjunction with SunTrust Banks, Inc. and/or its affiliates

Although Trusco utilizes a pre-determined proxy voting policy, a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:

     1.  Retain an independent fiduciary to vote the shares.
     2. Send the proxy material to the client (in the case of mutual funds, the funds' shareholders) so he or she may vote the proxies.

Although Trusco does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

                           SECURITIES LENDING PROGRAM
                           --------------------------

Trusco also manages assets for several clients (including mutual funds, such as the STI Classic Funds) who engage in "security lending" programs. Security lending is where the clients or funds loan stock in their accounts or portfolio to various broker-dealers and collect interest based on the underlying value of the position. Consistent with SEC guidelines, the Committee will generally refrain from voting securities loaned out under this type of lending arrangement when the costs and lost revenue to the client or fund combined with the administrative effects of retrieving the securities outweigh the benefit of voting the proxy. In addition, the Committee must make a good-faith determination that the individual proxy ballot decisions would not materially impact the portfolio manager's desire to retain the position in the portfolio, and that the entire position of loaned shares' votes would not significantly affect the overall voting outcome. If any factor is determined to be material by the Committee, Trusco will initiate a total recall of the shares on loan to vote accordingly.

                             ADDITIONAL INFORMATION
                             ----------------------

TRUSCO CLIENTS:
---------------

Extended summaries of TRUSCO CAPITAL MANAGEMENT, INC.'S U.S. DOMESTIC PROXY
                      -----------------------------------------------------
POLICY (an ERISA based policy), TAFT HARTLEY PROXY POLICY, and
------                          -------------------------
GLOBAL/INTERNATIONAL PROXY POLICY and voting records are available to clients
---------------------------------
upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please contact Trusco Capital Management, Inc, Attn: Proxy Voting Committee Administrator, 50 Hurt Plaza, 14th Floor, Atlanta, Georgia, 30303, by telephone at 404.827.6177, or via e-mail at: PMP.operations@truscocapital.com.
 STI CLASSIC FUNDS AND STI CLASSIC VARIABLE TRUST SHAREHOLDERS:
 -------------------------------------------------------------

The above information as it relates to the STI Classic Funds or the STI Classic Variable Trust is available to fund shareholders by contacting the STI Classic Funds by telephone at 1-800-874-4770, Option 5 or by visiting www.sticlassicfunds.com.


02/2004

TRUSCO CAPITAL MANAGEMENT GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, Trusco has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:
o   there are concerns about the accounts presented or audit procedures used; or
o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless: o there are serious concerns about the accounts presented or the audit procedures used; o the auditors are being changed without explanation; or o nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless:
o there are serious concerns about the statutory reports presented or the audit procedures used; o questions exist concerning any of the statutory auditors being appointed; or o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:
o o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or o o the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS
Vote FOR management nominees in the election of directors, unless:
o o there are clear concerns about the past performance of the company or the board; or
o o the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to nonexecutive directors unless theamounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT
Vote FOR discharge of the board and management, unless:
o o there are serious questions about actions of the board or management for the year in question; or
o o legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE
Vote FOR proposals to fix board size.

Vote FOR the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fightfor control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:
Vote FOR issuance requests with preemptive rights to a maximum of 100percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20percent of currently issued capital. Specific Issuances: Vote on a CASE-BY-CASE basis on all requests, with or without preemptiverights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percentover the current authorization unless the increase would leave the company withless than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount,unless:
o o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Trusco's guidelines for the purpose being proposed; or
o o the increase would leave the company with less than 30 percent of its newauthorization outstanding after adjusting for all proposed issuances (and lessthan 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:
Vote FOR share repurchase plans, unless:
o o clear evidence of past abuse of the authority is available; or
o o the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:
Vote FOR mergers and acquisitions, unless:
o o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
o o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BYCASE basis.

REINCORPORATION PROPOSALS:
Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:
Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:
Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.


                                                                        02/2004
                            TRUSCO CAPITAL MANAGEMENT
                      TAFT-HARTLEY PROXY VOTING GUIDELINES

The Trusco Capital Management Taft-Hartley Voting Policy is based upon theAFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Trusco Taft-Hartley voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the "economic best interests" of plan participants and beneficiaries. Trusco will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a "worker-owner view of value."

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses - all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

   o Corporate policies that affect job security and wage levels;
   o Corporate policies that affect local economic development and stability;
   o Corporate responsibility to employees and communities; and
   o Workplace safety and health issues.

All votes will be reviewed on a case-by-case basis, and no issues will be considered strictly routine. Each issue will be considered in the context of the company under review. In other words, proxy voting guidelines are just that - guidelines. When company-specific factors are taken into account, every proxy voting decision becomes a case-by-case decision. Keeping in mind the concept that no issue is considered "routine", outlined in the following pages are general voting parameters for various types of proxy voting issues (when there are no company-specific reasons for voting to the contrary).

I) BOARD OF DIRECTORS PROPOSALS
Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Trusco holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes on entire board of directors take into account factors that include:
o Company performance relative to its peers;
o Lack of majority independent board;
o Board diversity; o Executive compensation-related (excessive salaries/bonuses/ pensions, stock option repricing, misallocation of corporate funds, etc.);
o Failure of board to respond to majority shareholder votes.

Votes on individual director nominees are made on a case-by-case basis, taking into account factors that include:
o Poor attendance;
o Independence of the key board committees (audit, compensation, and nominating);
o Performance of the key board committees;
o Failure to establish key board committees; and
o Interlocking directorships.

CEO SERVING AS CHAIRMAN: a principal function of the board is to monitor management, and a fundamental responsibility of the chairman is to monitor the company's CEO.

Generally vote FOR proposals recommending that the positions of chairman and CEO be combined. . Several considerations for a joint position include:

o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
o    Majority of independent directors on board
o    Independent key committees
o    Committee chairpersons nominated by the independent directors
o    Established governance guidelines
o    Company performance and structure
o    Effectiveness of senior officers and board members.

Generally vote AGAINST proposals recommending that the positions of chairman and CEO be separate and distinct positions held by 2 different individuals. Approximately 60 percent of companies in both the S&P 500 and Russell 3000 have joint chairman and CEO positions, and there is no absolute proof that separating the positions provides shareholders with more security in how the company is run. In addition, a jointly held Chair/CEO position represents: continuity; a true hands-on vision oriented dedication to moving the company forward; and provides shareholders with a more unified understanding of how the company will continue.

INDEPENDENT DIRECTORS: Trusco believes that a board independent of management is of critical value to safeguard a company and its shareholders.

Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company.

We vote FOR proposals that request that the board and/or its audit, compensation, and nominating committees be comprised of a majority of independent directors. We WITHHOLD votes from entire boards that are not majority-independent.

BOARD STRUCTURE: Trusco supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. Good corporate governance practice supports annually elected boards. We vote FOR classified boards when the issue comes up for vote.

CUMULATIVE VOTING: Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by "cumulating" their votes for one nominee, thereby creating a measure of independence from management control. Trusco votes FOR proposals to allow cumulative voting and votes AGAINST proposals to eliminate it.

POISON PILLS: Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company's particular set of circumstances, Trusco generally votes FOR proposals to eliminate or redeem poison pills. We vote FOR shareholder proposals to submit a company's poison pill to shareholder vote.

PROPOSALS ON BOARD INCLUSIVENESS: Trusco votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

II) CAPITAL STRUCTURE

INCREASE AUTHORIZED COMMON STOCK: corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

DUAL CLASS STRUCTURES: Trusco does not support dual share class structures

Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and we will vote AGAINST the creation or continuation of dual class structures.

III) RATIFYING AUDITORS
Ratifying auditors is no longer a routine procedure. Accounting scandals at companies such as Enron and WorldCom underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. A study by Richard Frankel, Marilyn Johnson, and Karen Nelson found that the ratio of non-audit fees to total fees paid is negatively associated with stock market returns on the filing date, indicating that investors associate non-audit fees "with lower quality audits and, by implication, lower quality earnings." This study also found that companies that pay high non-audit fees are more likely to engage in earnings management.

Auditors are the backbone upon which a company's financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor. We vote AGAINST ratification of a company's auditor if it receives more than one-quarter of its total fees for consulting. We support shareholder proposals to ensure auditor independence.

IV) MERGERS, ACQUISITIONS, AND TRANSACTIONS
Trusco votes for corporate transactions that take the high road to competitiveness and company growth. Trusco believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Factors taken into account for mergers and acquisitions include:

o        Impact on shareholder value;
o        Potential synergies;
o        Corporate governance and shareholder rights;
o        Fairness opinion;
o        Offer price (cost vs. premium); and
o        Impact on community stakeholders and workforce employees.

REINCORPORATION: Trusco reviews proposals to change a company's state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

V) EXECUTIVE COMPENSATION

STOCK OPTION PLANS: Trusco supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company-- and shareholders-- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders' share value and voting power. In general, Trusco supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a case-by-case basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Trusco votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance.

Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to any other shareholders.

STOCK OPTION EXPENSING: A recent long-term study of stock option awards found that there was no correlation whatsoever between executive stock ownership and company performance. Given stock option's accounting treatment of not being charged as an expense against earnings, options have provided the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to cash in on options in hand. Trusco supports shareholder resolutions calling for stock option grants to be treated as an expense.

PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY: Trusco votes FOR shareholder proposals that seek additional disclosure of executive and director pay information (current SEC requirements only call for the disclosure of the top five most highly compensated executives and only if they earn more than $100,000 in salary and benefits). We vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits. We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN PARACHUTES: golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Trusco votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and we generally vote AGAINST all proposals to ratify golden parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS): Trusco generally votes FOR ESOPs which allow a company's employees to acquire stock in the company at a slight discount. Such plans help link employees' self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

VI) SOCIAL AND ENVIRONMENTAL ISSUES

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Trusco provides specific narrative explanations for votes on these types of shareholder proposals. Trusco evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Trusco clients select investment strategies and criteria for their portfolios. Trusco views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Trusco votes consistent with the economic best interests of the participants and beneficiaries to create "high road" shareholder and economic value.

In most cases, Trusco supports proposals that request management to report to shareholders information and practices that would help in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Trusco supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company's legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES PRINCIPLES: the CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well-being. Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Trusco supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Trusco votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES: Trusco generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, and/or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) Right to organize and bargain collectively; ii) Nondiscrimination in employment; iii) Abolition of forced labor; and iv) End of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities. Trusco supports the principles and codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Columbia, Burma, former Soviet Union, and China). Trusco votes FOR proposals to implement and report on ILO codes of conduct.

                                       Proxy Voting Policies Adopted 4/19/04
                                          Trusco Capital Management, Inc.

------------ -------------- -------------- ------------------------------------------------------------------------------ -------
  Number        Chapter        Section     Ballot Item / Proposal                                                          Vote
                                           [F=For, A=Against, W=Withhold, C=Case by Case]
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.           Operational
         0.  Items          Adjourn        To provide management with the authority to adjourn an annual or special         F
                            Meeting        meeting.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.1.         Operational    Amend Quorum   To reduce quorum requirements for shareholder meetings below a majority of       A
             Items          Requirements   the shares outstanding
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.2.         Operational    Amend Minor    To make housekeeping changes (updates or corrections) to bylaw or charter        F
             Items          Bylaws
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.3.         Operational    Change                                                                                          F
             Items          Company Name   To change the corporate name
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.4.         Operational    Date, Time, or Management proposals to change the date/time/location of the annual meeting      F
             Items          Location of
                            Annual Meeting
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Date, Time,                                                                                     A
1.5.         Operational    or Location
             Items          of Annual      Shareholder proposals To change the date/time/location of the annual meeting
                            Meeting
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.6.         Operational      Auditors      To ratify auditors                                                               F
             Items
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.7.         Operational      Auditors     Shareholder proposals asking companies to prohibit their auditors from           A
             Items                         engaging in non-audit services
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.8.         Operational      Auditors     Shareholder proposals to require audit firm rotation                             A
             Items
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Operational    Transact
1.9.         Items          Other          To approve other business when it appears as voting item                         A
                            Business
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Voting on
                            Director                                                                                        F
2.0.         Board of       Nominees in    Director nominees who are not described below
             Directors      Uncontested
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Voting on                                                                                       W
                            Director
2.1.         Board of       Nominees in    Director nominees who have Implement or renewed a dead-hand or modified
             Directors      Uncontested    dead-hand poison pill
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Voting on
                            Director                                                                                        W
2.2.         Board of       Nominees in    Director nominees who have ignored a shareholder proposal that is approved
             Directors      Uncontested    by a majority of the votes cast for two consecutive years
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Voting on
                            Director                                                                                        W
2.3.         Board of       Nominees in     Director nominees who have failed to act on takeover offers where the
             Directors      Uncontested     majority of the shareholders tendered their shares
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Voting on
                            Director                                                                                        W
2.4.         Board of       Nominees in     Director nominees who enacted egregious corporate governance policies or
             Directors      Uncontested     failed to replace management as appropriate
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------

2.5.         Board of                      To limit the tenure of outside directors either through term limits or           A
             Directors      Age Limits     mandatory retirement ages.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.6.         Board of                      To fix the board size or designate a range for the board size                    F
             Directors      Board Size
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.7.         Board of       Board Size     To give management the ability to alter the size of the board outside of a        A
             Directors                     specified range without shareholder approval
------------ -------------- -------------- ------------------------------------------------------------------------------ -------


------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Board of       Classification/ Management and shareholder proposals to classify the board
2.8.         Directors      Declassification                                                                                F
                            of the Board
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.9.                        Classification/
             Board of       Declassification Management and shareholder proposals to repeal classified boards and to          A
             Directors      of the Board     elect all directors annually
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.10.        Board of       Cumulative       To eliminate cumulative voting.                                                 F
             Directors        Voting
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.11.        Board of       Cumulative     To restore or permit cumulative voting                                           A
             Directors      Voting
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Director  and
                            Officer
             Board of       Indemnification Proposals on director and officer indemnification and liability protection
2.12.        Directors      and             not particularly described below.                                                C
                            Liability
                            Protection
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Director and
                            Officer
             Board of       Indemnification To eliminate entirely directors' and officers' liability for monetary
2.13.        Directors      and             damages for violating the duty of care.                                          A
                            Liability
                            Protection
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Director and
                            Officer
             Board of       Indemnification To expand coverage beyond just legal expenses to acts, such as negligence,
2.14.        Directors      and             that are more serious violations of fiduciary obligation than mere               A
                            Liability       carelessness
                            Protection
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Director and
                            Officer         To expand coverage in cases when a director's or officer's legal defense was
2.15.        Board of       Indemnification unsuccessful if: (1) the director was found to have acted in good faith and
             Directors      and Liability   in a manner that he reasonably believed was in the best interests of the          F
                            Protection      and (2) only if the director's legal expenses would be covered.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Establish/
2.16.        Board of       Amend          To establish or amend director qualifications                                    A
             Directors      Nominee
                            Qualifications
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Establish/
             Board of       Amend
2.17.        Directors      Nominee        Shareholder proposals requiring two candidates per board seat                    A
                            Qualifications
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Filling
2.18.        Board of       Vacancies/     To provide that directors may be removed only for cause.                         A
             Directors      Removal of
                            Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Filling
             Board of       Vacancies/
2.19.        Directors      Removal of      To restore shareholder ability to remove directors with or without cause.       F
                            Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Filling
             Board of       Vacancies/     To provide that only continuing directors may elect replacements to fill
2.20.        Directors      Removal of     board vacancies.                                                                 A
                            Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Filling
             Board of       Vacancies/
2.21.        Directors      Removal of     To permit shareholders to elect directors to fill board vacancies.               F
                            Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------

                            Independent
2.22.        Board of       Chairman
             Directors      (Separate      To recommend that the positions of chairman and CEO be combined.                 F
                            Chairman/CEO)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Independent
             Board of       Chairman       To recommend that the positions of chairman and CEO be separate and distinct
2.23.        Directors      (Separate      positions held by 2 different individuals.                                       A
                            Chairman/CEO
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Majority of
             Board of       Independent    Shareholder proposals to require that a majority or more of directors be
2.24.        Directors      Directors/     independent                                                                      F
                            Establishment
                            of Committees
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Majority of
                            Independent
2.25.        Board of       Directors/      Shareholder proposals asking that board audit, compensation, and/or              A
             Directors      Establishment   nominating committees be composed exclusively of independent directors of Committees
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.26.        Board of       Open Access    Shareholder proposals asking for open access                                     A
             Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------

------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Stock
2.27.        Board of       Ownership      Shareholder proposals that mandate a minimum amount of stock that directors       A
             Directors      Requirements   must own in order to qualify as a director or to remain on the board
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Stock          Shareholder proposals asking that the company adopt a holding or retention
2.28.        Board of       Ownership      period for its executives (for holding stock after the vesting or exercise         A
             Directors      Requirements   of equity awards)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.29.        Board of       Term Limits    Shareholder or management proposals to limit the tenure of outside directors        A
             Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
3.0.         Proxy          Voting for
             Contests       Director
                            Nominees in    Votes in a contested election of directors                                       C
                            Contested
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
3.1.         Proxy          Reimbursing    To reimburse proxy solicitation expenses                                         C
             Contests       Proxy
                            Solicitation
                            Expenses
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
3.2.         Proxy                         Shareholder proposals requesting that corporations adopt confidential              A
             Contests       Confidential   voting, use independent vote tabulators and use independent inspectors of
                            Voting         election
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
3.3.         Proxy          Confidential   Management proposals to adopt confidential voting.                               A
             Contests       Voting
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.0.                        Advance
             Antitakeover   Notice
             Defenses and   Requirements
             Voting         for            Advance notice proposals                                                          F
             Related        Shareholder
             Issues         Proposals/
                            Nominations
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.1.         Antitakeover
             Defenses and   Amend Bylaws
             Voting         without        Proposals giving the board exclusive authority to amend the bylaws               F
             Related        Shareholder
             Issues         Consent
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover   Amend Bylaws
             Defenses and   without        Proposals giving the board the ability to amend the bylaws in addition to
4.2.         Voting         Shareholder    shareholders                                                                     F
             Related        Consent
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover
             Defenses and                  Shareholder proposals that ask a company to submit its poison pill for
4.3.         Voting         Poison Pills   shareholder ratification                                                         F
             Related
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover
             Defenses and                  Shareholder proposals asking that any future pill be put to a shareholder
4.4.         Voting         Poison Pills   vote                                                                             F
             Related
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover
             Defenses and
4.5.         Voting         Poison Pills   Management proposals to ratify a poison pill                                     C
             Related
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.6.         Antitakeover   Shareholder    To restrict or prohibit shareholder ability to take action by written consent    A
             Defenses and   Ability  to
             Voting         Act      by
             Related        Written
             Issues         Consent
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.7.         Antitakeover   Shareholder    To allow or make easier shareholder action by written consent                    F
             Defenses and   Ability to
             Voting         Act by
             Related        Written
             Issues         Consent
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover   Shareholder
             Defenses and   Ability    to
4.8.         Voting         Call  Special  To restrict or prohibit shareholder ability to call special meetings.            A
             Related        Meetings
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover   Shareholder
             Defenses and   Ability to     To remove restrictions on the right of shareholders to act independently of
4.9.         Voting         Call Special   management.                                                                      F
             Related        Meetings
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.10.        Antitakeover
             Defenses and
             Voting         Supermajority   To require a supermajority shareholder vote.                                     A
             Related        Vote
             Issues         Requirements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.11.        Antitakeover
             Defenses and
             Voting         Supermajority
             Related        Vote           To lower supermajority vote requirements.                                      F
             Issues         Requirements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
5.0.         Mergers and      Appraisal    To restore, or provide shareholders with, rights of appraisal.                 A
             Corporate         Rights
             Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
5.1.         Mergers and
             Corporate      Asset
             Restructurings Purchases      On asset purchase proposals                                                    C
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.2.         Corporate Asset Sales Asset sales C Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and    Bundled
5.3.         Corporate Proposals Bundled or "conditioned" proxy proposals C
             Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and                   Proposals regarding conversion of securities, absent penalties or likely
5.4.         Corporate      Conversion     bankruptcy.                                                                    C
             Restructurings of Securities
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and    Conversion     Proposals regarding conversion of securities, if it is expected that the
5.5.         Corporate      of Securities  company will be subject to onerous penalties or will be forced to file for     F
             Restructurings                bankruptcy if the transaction is not approved.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.6.         Corporate      Corporate      Proposals to increase common and/or preferred shares and to issue shares as      C
             Restructurings Reorganization part of a debt restructuring plan, absent likely bankruptcy.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and    Corporate      Proposals to increase common and/or preferred shares and to issue shares as
5.7.         Corporate      Reorganization part of a debt restructuring plan where bankruptcy is likely if the            F
             Restructurings                transaction is not approved
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and    Formation of
5.8.         Corporate       Holding       To form a holding company                                                        C
             Restructurings  Company
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Going
                            Private
5.9.         Mergers and    Transactions   To make the company private rather than public                                 C
             Corporate      (LBOs and
             Restructurings Minority
                            Squeeze outs)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.10.        Corporate          Joint           To form joint ventures                                                       C
             Restructurings    Ventures
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.11.        Corporate      Liquidations   To liquidate when bankruptcy is not likely                                     C
             Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.12.        Corporate      Liquidations    To liquidate when bankruptcy is likely F
             Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Mergers and
                            Acquisitions/
             Mergers and    Issuance of
5.13.        Corporate      Shares to      To merge with or acquire another company                                       C
             Restructurings Facilitate
                            Merger or
                            Acquisition
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
 5.14.                       Private
                            Placements/    To issue a private placement security when bankruptcy is not likely            C
             Mergers and    Warrants/
             Corporate      Convertible
             Restructurings Debentures
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
5.15.                       Private        To issue a private placement security when bankruptcy is not likely            F
                            Placements/
             Mergers and    Warrants/
             Corporate      Convertible
             Restructurings Debentures
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.16.        Corporate      Spin-offs      To spin off a unit or line of business                                         C
             Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and    Value          To maximize shareholder value by hiring a financial advisor to explore
5.17.        Corporate      Maximization   strategic alternatives, selling the company or liquidating the company and     C
             Restructurings Proposals      distributing the proceeds to shareholders.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Control
6.       0.  State of       Share          To opt out of control share acquisition statutes                               F
             Incorporation  Acquisition
                            Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.1.         State of       Control        To amend the charter to include control share acquisition provisions.          A
                            Share
                            Acquisition
             Incorporation  Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Control
             State of       Share
6.2.         Incorporation  Acquisition    To restore voting rights to the control shares.                                F
                            Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.3.         State of      Control           To opt out of control share cash out statutes.                                F
             Incorporation  Share Cash
                            out Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.4.         State of       Disgorgement   To opt out of state disgorgement provisions.                                   F
             Incorporation  Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.5.         State of        Fair Price      To adopt fair price provisions                                                 C
             Incorporation   Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.6.         State of        Fair Price     To adopt fair price provisions with shareholder vote requirements greater        A
             Incorporation Provisions       than a majority of disinterested shares.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.7.         State of       Freeze Out     proposals to opt out of state freeze out provisions                            F
             Incorporation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.8.         State of        Greenmail      To adopt anti greenmail charter of bylaw amendments                             F
             Incorporation                  Or otherwise restrict a company's ability to make greenmail payments.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.9.         State of        Greenmail      To adopt anti greenmail proposals when they are bundled with other charter        C
             Incorporation                  or bylaw amendments.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.10.        State of        Reincorporation  To change a company's state of incorporation                                   C
             Incorporation    Proposals
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.11.        State of         Stakeholder    To consider non-shareholder constituencies or other non-financial effects        A
             Incorporation    Provisions     when evaluating a merger or business combination.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.12.        State of        State Anti       To opt in or out of state takeover statutes (including control share
             Incorporation    takeover       acquisition statutes, control share cash-out statutes, freeze out
                                             provisions, fair price provisions, stakeholder laws, poison pill                C
                                             endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions).
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Adjustments
             Capital        to Par  Value
7.0.         Structure      of Common       Management proposals to reduce or eliminate the par value of common stock.      F
                            Stock
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.1.         Capital         Common Stock      To increase the number of shares of common stock authorized for issuance      C
             Structure       Authorization
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.2.         Capital         Common Stock      To increase the number of authorized shares of the class of stock that has   C
             Structure       Authorization    superior voting rights.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.3.         Capital          Common Stock     To approve increases beyond the allowable increase when a company's shares
             Structure       Authorization     are in danger of being de-listed or if a company's ability to continue to      F
                                               operate as a going concern is uncertain
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.4.         Capital         Dual-class         Proposals to create a new class of common stock with superior voting rights   A
             Structure         Stock
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                                           To create a new class of nonvoting or sub-voting common stock if:
                                           o      It is intended for financing purposes with minimal or no dilution
7.5.         Capital        Dual-class            to current shareholders
             Structure      Stock          o      It is not designed to preserve the voting power of an insider or      F
                                                   significant shareholder
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Capital        Issue Stock    To increase authorized common stock for the explicit purpose of implementing
7.6.         Structure      for Use with   a shareholder rights plan (poison pill).                                       A
                            Rights Plan
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.7.         Capital         Preemptive    Shareholder proposals that seek preemptive rights                              C
             Structure         Rights
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                                           To authorizing the creation of new classes of preferred stock with
7.8.         Capital         Preferred     unspecified voting, conversion, dividend distribution, and other rights           A
             Structure        Stock        ("blank check" preferred stock).
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.9.         Capital          Preferred      To create "declawed" blank check preferred stock (stock that cannot be used     F
             Structure        Stock          as a takeover defense).
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.10.        Capital         Preferred     To authorize preferred stock in cases where the company specifies the voting,
             Structure         Stock       dividend, conversion, and other rights of such stock and the terms                 F
                                           of the preferred stock appear reasonable
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.11.        Capital          Preferred     To increase the number of blank check preferred stock authorized for              A
             Structure         Stock        issuance when no shares have been issued or reserved for a specific purpose.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.12.        Capital        Preferred      To increase the number of blank check preferred shares                         F
             Structure      Stock
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.13.        Capital
             Structure     Recapitalization    Recapitalizations (reclassifications of securities) C
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.14.        Capital        Reverse            Management proposals to implement a reverse stock split when the number of    F
             Structure       Stock Splits      authorized shares will be proportionately reduced
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.15.        Capital         Reverse           Management proposals to implement a reverse stock split to avoid delisting.   F
             Structure       Stock Splits
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.16.        Capital          Reverse          To implement a reverse stock split that do not proportionately reduce the    C
             Structure        Stock Splits     number of shares authorized
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Capital        Share          Management proposals to institute open-market share repurchase plans in
7.17.        Structure      Repurchase     which all shareholders may participate on equal terms                          F
                            Programs
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Stock          Management proposals to increase the common share authorization for a stock
7.18.        Capital        Distributions: split or share dividend, provided that the increase in authorized shares         F
             Structure      Splits         and would not result in an excessive number of shares available for issuance
                            Dividends
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.19.        Capital        Tracking       To authorize the creation of tracking stock                                    C
             Structure      Stock
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.0.         and Director   Executive      To approve or disapprove executive compensation plans                          C
             Compensation   Compensation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.1.         and Director    Executive        To approve compensation plans that expressly permit the re-pricing of         A
             Compensation    Compensation     underwater stock options without shareholder approval.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.2.         and Director     Executive      Plans in which the CEO participates if there is a disconnect between the        A
             Compensation     Compensation   CEO's pay and company performance
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.3.         and Director    Director         Plans for directors                                                             C
             Compensation   Compensation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Stock Plans
8.4.         and Director    in Lieu of     For plans which provide participants with the option of taking all or a           C
             Compensation    Cash           portion of their cash compensation in the form of stock
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Stock Plans
8.5.         and Director   in Lieu of     Plans which provide a dollar-for-dollar cash for stock exchange                F
             Compensation   Cash
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Stock Plans
8.6.         and Director     in Lieu of    Plans which do not provide a dollar-for-dollar cash for stock exchange           A
             Compensation     Cash
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Director
8.7.         and Director    Retirement      Retirement plans for non-employee directors.                                     A
             Compensation     Plans
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Director       Shareholder proposals to eliminate retirement plans for non-employee
8.8.         and Director   Retirement     directors                                                                      F
             Compensation   Plans
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Management
             Executive      Proposals
8.9.         and Director   Seeking                On management proposals seeking approval to re-price options             A
             Compensation   Approval to
                            Re-price
                            Options
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.10.        and Director     Voting on
             Compensation   Compensation   Shareholder proposals to submit executive compensation to a vote.              A
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                              Employee
             Executive          Stock
8.11.        and Director     Purchase     Employee stock purchase plans not described below                              C
             Compensation       Plans
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                              Employee
             Executive          Stock      Employee stock purchase plans where all of the following apply
8.12.        and Director     Purchase     o        Purchase price is at least 85 percent of fair market value            F
             Compensation       Plans      o        Offering period is 27 months or less
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                              Employee
             Executive          Stock      Employee stock purchase plans where any of the following apply
8.13.        and Director     Purchase     o        Purchase price is less than 85 percent of fair market value, or       A
             Compensation       Plans      o        Offering period is greater than 27 months
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Incentive
             Executive      Bonus Plans    Simply amend shareholder-approved compensation plans to include
8.14.        and Director   and Tax        administrative features or place a cap on the annual grants any one            F
             Compensation   Deductibility   participant may receive to comply with the provisions of Section 162(m).
                            Proposals
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Incentive
             Executive      Bonus Plans    To add performance goals to existing compensation plans to comply with the
8.15.        and Director   and Tax        provisions of Section 162(m)                                                   F
             Compensation   Deductibility
                            Proposals
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Incentive
             Executive      Bonus Plans    Plans to increase shares reserved and to qualify for favorable tax treatment
8.16.        and Director   and Tax        under the provisions of Section 162(m)                                         F
             Compensation   Deductibility
                            Proposals
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Incentive
             Executive      Bonus Plans    Cash or cash and stock bonus plans that are submitted to shareholders for
8.17.        and Director   and Tax        the purpose of exempting compensation from taxes under the provisions of       F
             Compensation   Deductibility   Section 162(m) if no increase in shares is requested.
                            Proposals
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Employee       To implement an ESOP or increase authorized shares for existing ESOPs,
8.18.        and Director   Stock          unless the number of shares allocated to the ESOP is excessive (more than      F
             Compensation   Ownership      five percent of outstanding shares.)
                            Plans (ESOPs)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      401(k)
8.19.        and Director   Employee       To implement a 401(k) savings plan for employees.                              F
             Compensation   Benefit Plans
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
             Executive      Proposals
8.20.        and Director   Regarding      Shareholder proposals seeking additional disclosure of executive and           A
             Compensation   Executive      director pay information,
                            and Director
                            Pay
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
             Executive      Proposals
8.21.        and Director   Regarding       Shareholder proposals seeking to set absolute levels on compensation or            A
             Compensation   Executive      otherwise dictate the amount or form of compensation.
                            and Director
                            Pay
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
             Executive      Proposals
8.22.        and Director   Regarding      Shareholder proposals requiring director fees be paid in stock only            A
             Compensation   Executive
                            and Director
                            Pay
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
             Executive      Proposals
8.23.        and Director   Regarding      Shareholder proposals to put option re-pricings to a shareholder vote          F
             Compensation   Executive
                            and Director
                            Pay
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
             Executive      Proposals
8.24.        and Director   Regarding       For all other shareholder proposals regarding executive and director pay         C
             Compensation   Executive
                            and Director
                            Pay
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.25.        and Director   Option         Shareholder proposals asking the company to expense stock options              A
             Compensation   Expensing
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.26.        and Director   Performance   Shareholder proposals advocating the use of performance-based stock options      A
             Compensation   Based Stock   (indexed, premium-priced, and performance-vested options).
                            Options
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Golden
                            Parachutes
             Executive      and            Shareholder proposals to require golden parachutes or executive severance
8.27.        and Director   Executive      agreements to be submitted for shareholder ratification                        A
             Compensation   Severance
                            Agreements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Golden
                            Parachutes
             Executive      and
8.28.        and Director   Executive      Proposals to ratify or cancel golden parachutes.                               C
             Compensation   Severance
                            Agreements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Pension Plan
8.29.        and Director   Income          Shareholder proposals to exclude pension plan income in the calculation of       F
             Compensation   Accounting      earnings used in determining executive bonuses/compensation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Supplemental
             Executive      Executive      Shareholder proposals requesting to put extraordinary benefits contained in
8.30.        and Director   Retirement     SERP agreements to a shareholder vote                                          A
             Compensation   Plans (SERPs)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
             Social and     ISSUES AND
9.0.         Environmental  PUBLIC         To phase out the use of animals in product testing                             A
             Issues         SAFETY:
                            Animal Rights
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
                            ISSUES AND
             Social and     PUBLIC
9.1.         Environmental  SAFETY:        To implement price restraints on pharmaceutical products                       A
             Issues
                            Drug Pricing
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
                            ISSUES AND
                            PUBLIC         To voluntarily label genetically engineered
             Social and     SAFETY:        (GE) ingredients in their products or alternatively to provide interim
9.2.         Environmental                 labeling and eventually eliminate GE ingredients due to the costs and          A
             Issues         Genetically feasibility of labeling and/or phasing out the use of GE ingredients.
                            Modified
                            Foods
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Genetically
9.3.         Environmental  Modified        A report on the feasibility of labeling products containing GE ingredients        A
             Issues          Foods
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Genetically
9.4.         Environmental  Modified         A report on the financial, legal, and environmental impact of continued use      A
             Issues         Foods            of GE ingredients/seeds
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Genetically
9.5.         Environmental   Modified          Report on the health and environmental effects of genetically modified         A
             Issues          Foods           organisms (GMOs)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                                           To completely phase out GE ingredients from the company's products or
             Social and     Genetically    proposals asking for reports outlining the steps necessary to eliminate GE
9.6.         Environmental  Modified       ingredients from the company's products. Such resolutions presuppose that      A
             Issues         Foods          there are proven health risks to GE ingredients
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
                            ISSUES AND
             Social and     PUBLIC         Reports on a company's policies aimed at curtailing gun violence in the
9.7.         Environmental  SAFETY:        United States                                                                  A
             Issues
                            Handguns
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
                            ISSUES AND
             Social and     PUBLIC         Reports outlining the impact of the health pandemic (HIV/AIDS, malaria and
9.8.         Environmental  SAFETY:        tuberculosis) on the company's Sub-Saharan operations                          A
             Issues
                            HIV/AIDS
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and                    To establish, implement, and report on a standard of response to the
9.9.         Environmental  HIV/AIDS       HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other         A
             Issues                        developing countries
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
                            ISSUES AND
             Social and     PUBLIC
9.10.        Environmental SAFETY:          Reports on the company's procedures for preventing predatory lending,            A
             Issues                         including the establishment of a board committee for oversight,
                            Predatory
                            Lending
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
             Social and     ISSUES AND
9.11.        Environmental  PUBLIC          Proposals seeking stronger product warnings                                       A
             Issues SAFETY:
                            Tobacco
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.12.        Environmental  Tobacco              Proposals asking that the company's operating facilities be smoke-free       A
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.13.        Environmental Tobacco              Proposals dealing with product placement in stores or advertising to youth. A
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.14.        Environmental   Tobacco          Proposals asking the company to cease production of tobacco-related products A
             Issues                             or cease selling products to tobacco companies.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.15.        Environmental Tobacco          Proposals to spin-off tobacco-related businesses:                                A
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.16.        Environmental Tobacco              Proposals prohibiting investment in tobacco equities.                        A
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
                             AND ENERGY:
             Social and     Arctic         Requests for reports outlining potential environmental damage from drilling
9.17.        Environmental  National       in the Arctic National Wildlife Refuge (ANWR)                                  A
             Issues         Wildlife
                            Refuge
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
             Social and      AND ENERGY:
9.18.        Environmental   CERES             Proposals to adopt the CERES Principles                                       A
             Issues          Principles
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
             Social and      AND ENERGY:   Proposals requests reports assessing economic risks of environmental
9.19.        Environmental  Environmental    pollution or climate change.                                                   A
             Issues         Economic Risk
                             Report
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.20.        Environmental Environmental      Proposals for reports disclosing the company's environmental policies.         A
             Issues        Reports
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
             Social and      AND ENERGY:   Proposals to make reports on the level of greenhouse gas emissions from the
9.21.        Environmental  Global         company's operations and products.                                             A
             Issues         Warming
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and      ENVIRONMENT
9.22.        Environmental   AND ENERGY:   Proposals to adopt a comprehensive recycling strategy                          A
             Issues         Recycling
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
             Social and      AND ENERGY:
9.23.        Environmental  Renewable      Proposals to invest in renewable energy sources.                               A
             Issues         Energy
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.24.        Environmental Renewable          Requests for reports on the feasibility of developing renewable energy         A
             Issues         Energy           sources
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
             Social and      AND ENERGY:   Proposals to make report on its policies and practices related to social,
9.25.        Environmental  Sustainability environmental, and economic sustainability                                     A
             Issues         Report
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                               GENERAL
                              CORPORATE
             Social and        ISSUES:
9.26.        Environmental  Charitable/    Proposals to affirm political nonpartisanship in the workplace                 A
             Issues         Political
                            Contributions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Charitable/
9.27.        Environmental  Political      Proposals to report or publish in newspapers the company's political           A
             Issues         Contributions  contributions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Charitable/
9.28.        Environmental  Political      Proposals to prohibit the company from making political contributions          A
             Issues         Contributions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Charitable/
9.29.        Environmental   Political          Proposals to restrict the company from making charitable contributions     A
             Issues          Contributions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Charitable/    Proposals to publish a list of company executives, directors, consultants,
9.30.        Environmental  Political      legal counsels, lobbyists, or investment bankers that have prior government    A
             Issues         Contributions  service and whether such service had a bearing on the business of the company
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                               GENERAL
                              CORPORATE
                               ISSUES:
             Social and         Link
9.31.        Environmental    Executive         Proposals to review ways of linking executive compensation to social factors A
             Issues          Compensation
                              to Social
                             Performance
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            LABOR
                            STANDARDS
             Social and     AND HUMAN
9.32.        Environmental    RIGHTS:           Proposals to implement the China Principles.                                 A
             Issues          China
                            Principles
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            LABOR
                            STANDARDS      Proposals to make reports detailing the company's operations in a particular
                            AND HUMAN      country and steps to protect human rights                                           A
             Social and     RIGHTS:
9.33.        Environmental
             Issues         Country-specifi
                            human rights
                            reports
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            LABOR
                            STANDARDS
                            AND HUMAN
             Social and     RIGHTS:
9.34.        Environmental                      Proposals to implement certain human rights standards at company facilities    A
             Issues         International       or those of its suppliers and to commit to outside, independent monitoring
                            Codes of
                            Conduct/Vendor
                            Standards
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            LABOR
                            STANDARDS
             Social and     AND HUMAN
9.35.        Environmental  RIGHTS:        Proposals to endorse or increase activity on the MacBride Principles.          A
             Issues
                            MacBride
                            Principles
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            MILITARY
             Social and     BUSINESS:
9.36.        Environmental  Foreign        Proposals to make reports on foreign military sales or offsets.                A
             Issues         Military
                            Sales/Offsets
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            MILITARY
             Social and     BUSINESS:
9.37.        Environmental Landmines            Proposals asking the company to renounce future involvement in antipersonnel A
             Issues         and Cluster         landmine production
                            Bombs
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            MILITARY
             Social and     BUSINESS:      Proposals asking the company to cease production of nuclear weapons
9.38.        Environmental  Nuclear        components and delivery systems, including disengaging from current and        A
             Issues         Weapons        proposed contracts
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            MILITARY
                            BUSINESS:
             Social and     Operations     Proposals asking the company to appoint a board committee review and report
9.39.        Environmental  in Nations     outlining the company's financial and reputational risks from its operations   A
             Issues         Sponsoring     in Iran,
                            Terrorism
                            (Iran)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            MILITARY
             Social and     BUSINESS:      Proposals asking the company to make reports on a company's involvement in
9.40.        Environmental  Spaced-Based   spaced-based weaponization                                                     A
             Issues         Weaponization
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                              WORKPLACE
             Social and      DIVERSITY:
9.41.        Environmental      Board      Requests for reports on the company's efforts to diversify the board,          F
             Issues           Diversity
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                              WORKPLACE
             Social and      DIVERSITY:    Proposals asking the company to increase the representation of women and
9.42.        Environmental      Board      minorities on the board                                                        C
             Issues           Diversity
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            WORKPLACE
                            DIVERSITY:
             Social and     Equal
9.43.        Environmental  Employment     Proposals to increase regulatory oversight of EEO programs                     A
             Issues         Opportunity
                            (EEO)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     WORKPLACE
9.44.        Environmental   DIVERSITY:      To increase regulatory oversight of EEO programs and Glass Ceiling proposals     A
             Issues         Glass Ceiling
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            WORKPLACE
             Social and     DIVERSITY:     Proposals to amend a company's EEO statement in order to prohibit
9.45.        Environmental  Sexual         discrimination based on sexual orientation                                     A
             Issues         Orientation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.46.        Environmental   Sexual          Proposals to extend company benefits to or eliminate benefits from domestic     A
             Issues          Orientation     partners
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.      0.  Mutual Fund    Election of    Director nominees who are not described below                                  F
             Proxies        Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.1.        Mutual Fund     Election of    Ignore a shareholder proposal that is approved by a majority of the votes         W
             Proxies         Directors      cast for  two consecutive years
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Convert
             Mutual Fund    Closed-end
10.2.        Proxies        Fund to             Conversion Proposals                                                         C
                            Open-end Fund
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.3.        Mutual Fund       Proxy          Proxy Contests                                                                 C
             Proxies         Contests
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Investment
10.4.        Mutual Fund     Advisory           Investment Advisory Agreements                                               F
             Proxies        Agreements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Approve New
             Mutual Fund    Classes or
10.5.        Proxies        Series of         The establishment of new classes or series of shares.                          F
                            Shares
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Change
                            Fundamental
             Mutual Fund    Restriction         Proposals to change a fund's fundamental
10.6.        Proxies        to                  restriction to a non fundamental restriction                                  C
                            Nonfundamental
                            Restriction
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Change
                            Fundamental
10.7.        Mutual Fund    Investment      Proposals to change a fund's fundamental investment objective to a non            C
             Proxies        Objective to    fundamental investment objective
                            Nonfundamental
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.8.        Mutual Fund     Name Change
             Proxies         Proposals          Name change proposals.                                                       F
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mutual Fund    Change in
10.9.        Proxies        Fund's Sub          To change a fund's sub-classification                                        F
                            classification
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             Disposition   To dispose of assets, liquidate or terminate the fund
10.10.       Mutual Fund         of
             Proxies        Assets/                                                                                          F
                            Termination/
                            Liquidation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes    to
10.11.       Mutual Fund    the   Charter  To make changes to the charter document                                          C
             Proxies        Document
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to
10.12.       Mutual Fund    the Charter     Removal shareholder approval requirement to reorganize or terminate the           F
             Proxies        Document        trust or any of its series
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to
10.13.       Mutual Fund    the Charter    Removal of shareholder approval requirement for amendments to the new          F
             Proxies        Document       declaration of trust
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to     Removal of shareholder approval requirement to amend the fund's management
10.14.       Mutual Fund     the Charter   contract, allowing the contract to be modified by the investment manager and     F
             Proxies         Document      the trust management, as permitted by the 1940 Act
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to     Allow the trustees to impose other fees in addition to sales charges on
10.15.       Mutual Fund     the Charter   investment in a fund, such as deferred sales charges and redemption fees          F
             Proxies        Document       that may be imposed upon redemption of a fund's shares
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to
10.16.       Mutual Fund    the Charter      Removal of shareholder approval requirement to engage in and terminate          F
             Proxies        Document         Sub-advisory arrangements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to
10.17.       Mutual Fund     the Charter      Removal of shareholder approval requirement to change the domicile of the      F
             Proxies         Document          fund
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Change the
10.18.       Mutual Fund     Fund's          Fund's Reincorporation                                                          C
             Proxies        Domicile
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Authorize
                            the Board to
                            Hire and
             Mutual Fund    Terminate      Proposals authorizing the board to hire/terminate sub-advisors without
10.19.       Proxies        Subadvisors    shareholder approval.                                                          F
                            Without
                            Shareholder
                            Approval
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.20.       Mutual Fund      Distribution     Distribution agreements                                                     F
             Proxies         Agreements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.21.       Mutual Fund     Master-Feeder    Establishment of a master-feeder structure.                                  F
             Proxies         Structure
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.22.       Mutual Fund Mergers Mergers and Acquisitions C Proxies
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
                            Proposals to
10.23.       Mutual Fund     Establish          To mandate a specific minimum amount of stock that directors must own in      A
             Proxies         Director           order to qualify as a director or to remain on the board
                            Ownership
                            Requirement
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
                            Proposals to
             Mutual Fund    Reimburse
10.24.       Proxies        Proxy          To reimburse proxy solicitation expenses                                       C
                            Solicitation
                            Expenses
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
                            Proposals to
10.25.       Mutual Fund     Terminate          To terminate the investment advisor                                          C
             Proxies       Investment
                            Advisor
------------ -------------- -------------- ------------------------------------------------------------------------------ -------


CCMI TAX-EXEMPT NORTH CAROLINA BOND FUND
A Portfolio of CCMI Funds


Statement of additional Information

JANUARY 6, 2005

This Statement of Additional Information (SAI) is not a prospectus but is incorporated by reference into the Fund prospectus and is legally part of it. This SAI contains more detailed information about the Fund and its management and operation. You should read this SAI in conjunction with the prospectus for CCMI Tax-Exempt North Carolina Bond Fund (the "Fund") dated January 6, 2005. This SAI incorporates the Fund's Annual Report to Shareholders for the fiscal period ended May 31, 2004. You may obtain the prospectus or Annual Report without charge by calling 1-800-386-3111.


                  CONTENTS
                  How is the Fund Organized?                                  1
                  Securities in Which the Fund Invests                        1
                  How is the Fund Sold?                                       7
                  Redemption in Kind                                          7
                  Massachusetts Partnership Law                               8
                  Account and Share Information                               8
                  Tax Information                                             9
                  Who Manages and Provides Services to the Fund?              9
                  Proxy Voting                                               14
                  Financial Statements                                       15
                  Addresses                                                  15
                  Investment Ratings                                 Appendix A
                  Proxy Voting Policy                                Appendix B

HOW IS THE FUND ORGANIZED?

The Fund is a non-diversified portfolio of CCMI Funds (the "Trust"). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on December 11, 1991. The Trust may offer separate series of shares ("Shares") representing interests in separate portfolios of securities. The Trust changed its name from 111 Corcoran Funds to CCB Funds on May 13, 1998. The Trust changed its name from CCB Funds to CCMI Funds on June 1, 2001. The Fund's investment adviser is Trusco Capital Management, Inc. ("Adviser").

SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective, as described in the prospectus.


SECURITIES DESCRIPTIONS AND TECHNIQUES


FIXED INCOME SECURITIES


Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.


A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.


TAX EXEMPT SECURITIES


Tax exempt securities are fixed income securities that pay interest that is not subject to federal regular income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.


MUNICIPAL NOTES


Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.


VARIABLE RATE DEMAND INSTRUMENTS


Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 13 months.

TAX INCREMENT FINANCING BONDS


Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.


CREDIT ENHANCEMENT


Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to the security's holders. Any form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.


PRIVATE ACTIVITY BONDS


Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds. The interest on many types of private activity bonds is subject to AMT (federal alternative minimum tax). The Fund may invest in bonds subject to AMT.


INVERSE FLOATERS


An inverse floater has a floating or variable interest rate that moves in the opposite direction of market interest rates. When market interest rates go up, the interest rate paid on the inverse floater goes down; when market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond more rapidly to market interest rate changes than fixed rate, tax-exempt securities. Inverse floaters are subject to interest rate risks and leverage risks.


DERIVATIVE CONTRACTS


Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, financial indices or other assets or instruments. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as the counterparty.


Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.


For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do

so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.


The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts. Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to liquidity, leverage and tax risks. OTC contracts also expose the Fund to credit risks in the event that the counterparty defaults on the contract.


FUTURES CONTRACTS


Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded over-the-counter are frequently referred to as forward contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.


OPTIONS


Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right but not the obligation to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right but not the obligation to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.


The Fund may buy put options on financial futures contracts (including index futures) and portfolio securities and listed put options on futures in anticipation of a decrease in the value of the underlying asset.


The Fund may also write call options on futures contracts and portfolio securities to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.


When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.


The Fund will only purchase puts on financial futures contracts that are traded on a nationally recognized exchange. The call options that the Fund writes and sells must be listed on a recognized options exchange. Although the Fund reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by its Board of Trustees (Board).


CAPS AND FLOORS


Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.


HYBRID INSTRUMENTS


Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.


ASSET COVERAGE


In order to secure its obligations in connection with futures contracts or delayed delivery transactions, the Fund will own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting futures contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on futures contracts or special transactions.


ASSET BACKED SECURITIES


Asset backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.


LEVERAGE RISKS


Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.


FUNDAMENTAL INVESTMENT OBJECTIVE


The Fund's investment objective is to provide current income exempt from federal regular income tax and the personal income tax imposed by the state of North Carolina.. The investment objective may not be changed by the Fund's Board of Directors (Board) without shareholder approval.


INVESTMENT LIMITATIONS


INVESTING IN TAX EXEMPT NORTH CAROLINA SECURITIES


Under normal circumstances, the Fund will invest at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) in securities that are exempt from federal regular income tax and personal income taxes imposed by the state of North Carolina.


ISSUING SENIOR SECURITIES AND BORROWING MONEY


The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Act of 1940, as amended (the "1940 Act"), any rule or order thereunder, or any Securities and Exchange Commission (SEC) staff interpretation thereof.

INVESTING IN REAL ESTATE


The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interest therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.


INVESTING IN COMMODITIES


The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.


UNDERWRITING


The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended.


LENDING


The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.


CONCENTRATION


The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For the purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, or any rule or order thereunder, or any SEC staff interpretation thereof. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.


The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.


PURCHASES ON MARGIN


The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions, and other financial contracts or derivative instruments.


PLEDGING ASSETS


The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.


ILLIQUID SECURITIES


The Fund will not invest more than 15% of its net assets in securities that are illiquid, including repurchase agreements providing for settlement in more than seven days after notice.

INVESTING IN RESTRICTED SECURITIES


The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which cannot be resold publicly until they are registered under the Securities Act of 1933. Under criteria established by the Board certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES


The Fund may invest its assets in securities of other investment companies, including securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.


In applying the concentration restriction, (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute "concentration."


As a matter of non-fundamental policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options and other financial or derivative contracts that settle by payment of cash are not deemed to be investments in commodities.


For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.


INVESTMENT RATINGS


Investment grade securities include fixed income securities rated AAA, the highest rating category, through BBB by a NRSRO or, if unrated, those securities determined to be of comparable quality by the Adviser. Non-investment grade fixed income securities are rated BB or below by a NRSRO or unrated. When the Fund invests in fixed income securities some may be non-investment grade at the time of purchase. Unrated securities will be determined by the Adviser to be of like quality and may have greater risk but a higher yield than comparable rated securities.


Securities rated BBB or below by Standard & Poor's or Baa or below by Moody's Investor Service have speculative characteristics.


DISCLOSURE OF PORTFOLIO HOLDINGS


The Fund is required to include a summary of its portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The information disclosed must be current as the date that it was filed with the SEC.


The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. Additionally, the Fund has authorized the Fund Administrator to release portfolio holdings to other third party rating agents and data reporting platforms on a monthly basis. When made, such disclosures are subject to a requirement that the service provider keep the information confidential. No third party in receipt of such disclosure may trade in the Fund's shares while in possession of the information.


The Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the Board. An investment advisor to the Fund must submit any proposed arrangement pursuant to which the advisor intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine that it is in the best interest of Fund shareholders. Additionally, each advisor to the Fund, including any affiliated persons of the advisor, is from prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.


DETERMINING MARKET VALUE OF SECURITIES


The Fund's net asset value ("NAV") per Share fluctuates and is based on the market value of all securities and other assets of the Fund's portfolio. The value of the Fund's portfolio securities is determined by a pricing service when the Adviser believes such prices accurately reflect the fair market value. The pricing service generally prices securities as follows:

o For exchange-traded equity securities, according to the last sale price in the market in which they are primarily traded;
o For NASDAQ over-the-counter equity securities, according to the NASDAQ Official Closing Price;
o Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value; and
o For fixed income securities, according to the mean between bid and asked prices, except that fixed income securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities. Other securities are valued at fair value as determined in good faith by the Adviser, subject to and in accordance with policies approved by the Board.

HOW IS THE FUND SOLD?

Under the Distribution Agreement with the Fund, Unified Financial Securities, Inc. (the "Distributor") offers Shares on a continuous, best-efforts basis.


RULE 12B-1 DISTRIBUTION PLAN


As a compensation-type plan, the Rule 12b-1 Distribution Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.


The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Distribution Plan fee.


The maximum Rule 12b-1 Distribution Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.


RULE 12B-1 SHAREHOLDER SERVICES


The Fund has adopted a Rule 12b-1 Shareholder Services Plan. Pursuant to the Plan, the Fund may pay third parties, including the Adviser, the Distributor and any of their respective affiliates, for providing shareholder services and maintaining shareholder accounts.


SUPPLEMENTAL PAYMENTS


Investment professionals may be paid fees out of the assets of the Distributor and/or Unified Fund Services, Inc. (but not out of Fund assets). The Distributor and/or Unified Fund Services, Inc. may be reimbursed by the Adviser or its affiliates.


Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional.


When an investment professional's customer purchases shares, the investment professional may receive an amount up to 1.00% of the NAV of Shares.


REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.


Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.


Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.


Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts's law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.


In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS


Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.


All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote. The Shares do not have cumulative voting rights or any preemptive or conversion rights. The Fund does not issue share certificates.


Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares.


ASSETS AND LIABILITIES


Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.


SHARE OWNERSHIP


As of September 1, 2004, the officers and trustees as a group beneficially owned less than 1% of the Fund.


As of September 1, 2004, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: Central Carolina Bank & Trust, Post Office Box 30010, Durham, NC 27702 - 100.00%. Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

The Fund has met, and intends to continue to meet, requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. If these requirements are not met, the fund will not receive special tax treatment and will be subject to federal corporate income tax. The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund.

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES


The following tables give information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, IN 46204.


INDEPENDENT TRUSTEES

----------------------------------------- ----------------------------------------------------------------------------

NAME, ADDRESS*, (DATE OF BIRTH),          PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER  DIRECTORSHIPS
POSITION WITH FUND COMPLEX, TERM OF
POSITION WITH TRUST
----------------------------------------- ----------------------------------------------------------------------------
Gary E. Hippenstiel (1947)                Director, Vice President and Chief Investment Officer of Legacy Trust
                                          Company, N.A. since 1992. Trustee of AmeriPrime Funds since 1995,
                                          AmeriPrime Advisors Trust since July 2002 and Unified Series Trust since
Trustee, June 2003 to present             December 2002.   Trustee of Access Variable Insurance Trust since April
                                          2003.
----------------------------------------- ----------------------------------------------------------------------------
Stephen A. Little (1946)                  President and founder, The Rose, Inc., a registered investment advisor, since April 1993. Trustee of AmeriPrime Funds and Unified Series Trust
                                          since December 2002 and AmeriPrime Advisors Trust since November 2002.
Trustee, June 2003 to present
----------------------------------------- ----------------------------------------------------------------------------
Daniel J. Condon (1950)                   President, 2004 to present, Vice President and General Manager 1990 to
                                          2003, International Crankshaft Inc., an automotive equipment manufacturing company; Trustee, The Unified Funds, from 1994 to 2002; Trustee, Star
                                          Select Funds, a REIT mutual fund, from 1997 to 2000. Trustee of AmeriPrime
                                          Funds and Unified Series Trust since December 2002 and AmeriPrime Advisors
                                          Trust since November 2002.
Trustee, June 2003 to present
----------------------------------------- ----------------------------------------------------------------------------

INTERESTED TRUSTEES AND PRINCIPAL OFFICERS

------------------------------------------------ ---------------------------------------------------------------------

NAME, (DATE OF BIRTH), POSITION WITH FUND        PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS
COMPLEX, TERM OF POSITION WITH TRUST
------------------------------------------------ ---------------------------------------------------------------------
Ronald C. Tritschler (1952)**                    Chief Executive Officer, Director and legal counsel of The Webb
                                                 Companies, a national real estate company, from 2001 to present;
                                                 Executive Vice President and Director of The Webb Companies from
Trustee, June 2003 to present                    1990 to 2000; Director, First State Financial, from 1998 to present; Director, Vice President and legal counsel for The Traxx
                                                 Companies, an owner and operator of convenience stores, from 1989 to present. Trustee of AmeriPrime Advisors Trust since November
                                                 2002 and AmeriPrime Funds and Unified Series Trust since December
                                                 2002.
------------------------------------------------ ---------------------------------------------------------------------
Anthony J. Ghoston (1959)                        Executive Vice President of Unified Fund Services, Inc. since June
                                                 2004; Senior Vice President of Unified Fund Services, Inc. April
                                                 2003 to June 2004; Senior Vice President and Chief Information
President, July 2004 to present                  Officer of Unified Financial Services since 1997.
------------------------------------------------ ---------------------------------------------------------------------

                                      -10-


------------------------------------------------ ---------------------------------------------------------------------
Thomas G. Napurano (1941)                        Chief Financial Officer and Executive Vice President of Unified
                                                 Financial Services, Inc., the parent company of the Trust's administrator and Distributor; Director, Unified Financial
Chief Financial Officer and Treasurer, June      Services, Inc., from 1989 to March 2002.  CFO of AmeriPrime Funds
2003 to present                                  and  AmeriPrime Advisors Trust since October 2002.  CFO of Unified
                                                 Series Trust since December 2002.
------------------------------------------------ ---------------------------------------------------------------------
Freddie Jacobs, Jr. (1970)                       Vice President, Unified Fund Services, Inc.,  December 2003 to
                                                 present; Employed by U.S. Bancorp, 1998 to December 2003. Secretary
                                                 of AmeriPrime Funds, AmeriPrime Advisors Trust and Unified Series
Secretary, September 2004 to present             Trust since September 2004; Principal Accounting Officer, Lindbergh
                                                 Funds, since February 2004.
------------------------------------------------ ---------------------------------------------------------------------
Lynn E. Wood (1946)                              Chairman, Unified Financial Securities, Inc., 1997 to present;
                                                 Director of Compliance, Unified Fund Services, Inc., October 2003
                                                 to September 2004; Chief Compliance Officer, Unified Financial
Chief Compliance Officer, September 2004 to      Services, Inc., 2000 to 2004; President and Chief Compliance
present                                          Officer, Unified Financial Securities, Inc., 1997 to 2000.
------------------------------------------------ ---------------------------------------------------------------------

*The address for each of the trustees and officers is 431 N. Pennsylvania, Indianapolis, IN 46204.


**Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex.


 Effective July 2003, the Trust's audit committee consists of Gary Hippenstiel, Stephen Little, and Daniel Condon. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The committee held four meeting(s) during the fiscal year ended May 31, 2004.


The following table provides information regarding shares of the Fund and other portfolios of the CCMI Funds owned by each Trustee as of December 31, 2003.

   =============================== ================================ =============================================
              Trustee                Dollar Range of Fund Shares      Aggregate Dollar Range of Shares of the
                                                                            Fund Overseen by the Trustee
   ------------------------------- -------------------------------- ---------------------------------------------
   Timothy Ashburn*                             None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Daniel Condon                                None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Gary E. Hippenstiel                          None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Stephen Little                               None                                    None
   ------------------------------- -------------------------------- ---------------------------------------------
   Ronald Tritschler                            None                                    None
   =============================== ================================ =============================================

    *Mr. Ashburn is no longer a Trustee.


The compensation paid to the Trustees of the Trust for the fiscal year ended May 31, 2004 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

==================================== =========================== ============================================
Name                                   Aggregate Compensation       Total Compensation from Fund Complex
                                             from Trust
------------------------------------ --------------------------- --------------------------------------------
Gary E. Hippenstiel                            $1,575                              $1,575
------------------------------------ --------------------------- --------------------------------------------
Timothy Ashburn*                                 $0                                  $0
------------------------------------ --------------------------- --------------------------------------------
Daniel Condon                                  $1,035                              $1,035
------------------------------------ --------------------------- --------------------------------------------
Stephen Little                                 $1,035                              $1,035
------------------------------------ --------------------------- --------------------------------------------
Ronald Tritschler                               $855                                $855
------------------------------------ --------------------------- --------------------------------------------

     *Mr. Ashburn is no longer a Trustee.


INVESTMENT ADVISER


The Adviser is Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, a wholly owned subsidiary of SunTrust Banks, Inc. Until October 1, 2004, Commerce Capital Management, Inc. ("CCM"), a wholly-owned subsidiary of National Commerce Financial Corporation, served as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and CCM dated May 10, 2001 (the "Old Advisory Agreement"). On October 1, 2004, SunTrust Banks, Inc. ("SunTrust") acquired all of the outstanding shares of National Commerce Financial Corporation (the "Acquisition"). As a result of the Acquisition, CCM was dissolved and ceased operations as an investment adviser and was, therefore, unable to continue serving as investment adviser to the Funds. The Dissolution occurred on December 31, 2004. On November 17, 2004 and December 13, 2004 the Board, subject to shareholder approval, approved the appointment of the Adviser as the investment adviser to the Funds, and approved a new investment advisory agreement (the "Agreement") between the Trust and the Adviser. The Agreement was approved by shareholders at a special meeting on December 30, 2004.


Under the terms of the Agreement, subject to the direction of the Trustees of the Trust, the Adviser provides investment research and supervision of the investments of the Fund and conducts a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of the Fund's assets.


The Agreement provides that the Fund pays all of its own expenses and its allocable share of Trust expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and its registration statements and any amendments thereto; expenses of registering and qualifying the Trust, the Fund and shares ("Shares") of the Fund under Federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to current shareholders; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Fund. The Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.


The Agreement further provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of the Adviser, the Adviser shall not be liable to the Trust or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security. As compensation for its management services, the Fund is obligated to pay the Adviser an annual fee equal to 0.40% of the average daily net assets of the Fund.

BOARD OF TRUSTEES CONSIDERATION OF THE AGREEMENT


On November 17, 2004 and December 13, 2004, the Fund's Board of Trustees approved the Agreement with the Adviser. The Trustees based their approval on information provided on behalf of the Adviser at the November meeting, including an overview of the Adviser, a description of the firm's investment professionals, array of services and client list, a review of the portfolio managers the Adviser proposed to use for each Fund and the performance of comparable mutual funds managed by each portfolio manager. The Adviser described its investment strategy and performance for clients similar to each Fund, as well as its compliance systems and procedures for securing best execution on Fund trades. The Trustees also reviewed information on the financial condition of the Adviser, and reviewed and discussed the soft dollar benefits that may accrue to the Adviser as a result of trading for the CCMI Equity Fund.


The Trustees met with representatives of the Adviser and considered information about key personnel, investment philosophy and process, and performance track record, among other factors. The representatives of the Adviser, in response to questions of the Trustees, indicated that the advisory fees would remain unchanged from current levels and that the current levels of fee waiver and/or expense reimbursement would continue if the Adviser is approved as investment adviser. They emphasized that the Adviser, with significantly greater internal legal, compliance, trading, systems, financial and other resources, could enhance the quality of services to each Fund's shareholders. They also pointed out that over recent periods, the comparable mutual fund managed by the Adviser had outperformed the corresponding CCMI Fund in the case of the CCMI Equity Fund and the CCMI Bond Fund, and that the performance of the Adviser managed state tax-exempt bond funds was reasonably good relative to their peers. The Trustees acknowledged that they had concluded that the current advisory fee levels, with fee waivers/expense reimbursements, were reasonable.


In determining to approve the Agreement with the Adviser, the Trustees carefully evaluated the investing experience of the Adviser's key personnel and the quality of services that the Adviser can be expected to provide to each Fund, including (1) the excellent relative performance of the Adviser; (2) the nature and quality of the services expected to be rendered to the Funds by the Adviser;
(3) the history, reputation, qualification and background of the Adviser's personnel and its financial condition; (4) the Adviser's practices for monitoring the Fund's compliance with applicable regulations; (5) the advisory fee and expense ratios of comparable mutual fund clients of the Adviser; and (6) other factors deemed relevant. The Trustees viewed as significant that the advisory fees to be paid to the Adviser by each Fund under the Agreement would be at the same rate as the advisory fees payable to CCM under the Old Advisory Agreement, and that the Advisor has committed to continue the voluntary waivers and/or expense reimbursements through the end of the fiscal year.


The Board discussed the nature, extent, and quality of the services to be provided by the Adviser under the Agreement and concluded that the requirements were reasonable and consistent with the Board's expectations for an investment adviser. The Board further concluded that the Adviser would have adequate, if not additional, resources to provide high quality advisory services to the Funds. The Board also viewed as significant the Adviser's willingness to waive a portion of its fees in order to reduce total Fund expenses.


As a result of their considerations, the Board of Trustees determined that the Agreement was in the best interests of each Fund and its shareholders. Accordingly, the Board of Trustees, including all of the Independent Trustees, unanimously approved the Agreement and voted to recommend it to shareholders for approval.

OTHER RELATED SERVICES


Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.


CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING


As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although the codes do permit these people to trade in securities, including securities that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms that have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board. The Adviser does not intend to execute any Fund portfolio transactions through an affiliated broker.


RESEARCH SERVICES


Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Unified in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.


Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.


CUSTODIAN


The Fifth Third Bank, Cincinnati, Ohio, is custodian for the securities and cash of the Fund (the "Custodian"). Unified Fund Services, Inc. provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.


FUND SERVICES


Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or officers or shareholders of Unified Financial Services, Inc. (the parent company of Unified). Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee for transfer agency services from the Fund of $1.25 per shareholder (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $5 million or more).


In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, 0.03% of the Fund's assets from $100 million to $150 million, and 0.02% of the Fund's assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets of $5 million or more).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.13% of the Fund's assets under $50 million, 0.10% of the Fund's assets from $50 million to $100 million, 0.08% of the Fund's assets from $100 million to $150 million, and 0.06% of the Fund's assets over $150 million (subject to a minimum fee of $2,083 per month).


DISTRIBUTOR


Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Funds. A Trustee and certain officers of the Trust include a director and officer of the Distributor, and an officer and shareholders of Unified Financial Services, Inc. (the parent of the Distributor and Unified), and may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.


FEES PAID BY THE FUND FOR SERVICES
The following table describes various fees paid by the Fund during the last fiscal period.

For  the Period Ended May 31,          2004 1
--------------------------------------------------------------------------------
Advisory Fee Earned 2                  $41,015
--------------------------------------------------------------------------------
Advisory Fee Reduction 2               $15,637
--------------------------------------------------------------------------------
Brokerage Commissions                  $0
--------------------------------------------------------------------------------
Administrative Fee                     $14,066
--------------------------------------------------------------------------------
Fund Accounting Fee                    $12,615
--------------------------------------------------------------------------------
Shareholder Services Fee               $0
--------------------------------------------------------------------------------
1 For the period January 8, 2004 (date of initial public investment) to May 31, 2004.

2 Prior to December 31, 2004, the advisory fees were paid to Commerce Capital Management, Inc., a subsidiary of SunTrust Banks, Inc.





INDEPENDENT AUDITORS


The independent auditor for the Fund for the fiscal year ending May 31, 2005, Cohen McCurdy, Ltd., conducts its audits in accordance with accounting standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund's Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust's policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast. The Adviser's proxy voting policies and procedures are attached as Appendix B to this Statement of Additional Information.

MORE INFORMATION.


The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are available without charge, upon request by calling toll-free, 1-800-386-3111 or by accessing the SEC's website at www.sec.gov . In addition, a copy of the Funds' proxy voting policies and procedures are also available by calling 1-800-386-3111 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and independent auditor's report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the period ended May 31, 2004. You can obtain the Annual Report without charge by calling the Fund at 1-800-386-3111.

ADDRESSES

CCMI TAX-EXEMPT NORTH CAROLINA BOND FUND
431 N. Pennsylvania Street
Indianapolis, IN  46204-1806

DISTRIBUTOR

Unified Financial Securities Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204-1806


INVESTMENT ADVISER

Trusco Capital Management, Inc
50 Hurt Plaza, Suite 1400
Atlanta, GA 30303


CUSTODIAN

The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204-1806


INDEPENDENT AUDITORS

Cohen McCurdy, Ltd.
826 Westpoint Pkwy., Suite 1250
Westlake, OH  44145


LEGAL COUNSEL

Thompson Hine LLP
312 Walnut Street
Suite 1400
Cincinnati, Ohio  45202

                                  APPENDIX A

                               INVESTMENT RATINGS


STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS


AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.


A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.


B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.


CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.


CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.


C--The rating C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


MOODY'S INVESTORS SERVICE LONG-TERM BOND RATING DEFINITIONS


AAA--Bonds that are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA--Bonds that are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


BAA--Bonds that are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


BA--Bonds that are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B--Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


CAA--Bonds that are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


CA--Bonds that are rated CA represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C--Bonds that are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


 FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS


AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.


A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.


B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


CCC--Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.


C--Bonds are imminent default in payment of interest or principal.


MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS


PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o   Leading market positions in well-established industries;
o   High rates of return on funds employed;
o Conservative capitalization structure with moderate reliance on debt and ample asset protection;
o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD AND POOR'S COMMERCIAL PAPER RATINGS


A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS


FITCH-1-- (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.


FITCH-2-- (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

                                   APPENDIX B
                                                                        07/2004

                   TRUSCO CAPITAL MANAGEMENT, INC PROXY POLICY

                                POLICY STATEMENT
                                ----------------

Trusco Capital Management, Inc. ("Trusco") has a Proxy Committee ("Committee") that is responsible for establishing policies and procedures designed to ensure the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and mutual funds. The Committee will annually (or more often if needed) review, reaffirm and amend guidelines, strategies and proxy policies for all domestic and international clients, funds and product lines.

Trusco, after an extensive review of service providers including size, experience and independence, has contracted with Institutional Shareholder Services ("ISS") as its agent to provide administrative, clerical, and functional and recordkeeping services and support related to the firm's proxy voting processes/procedures, which include, but are not limited to:

     1. Collection and coordination of proxy material from each custodian for each Trusco client's account, including Trusco's mutual fund clients.

     2. Facilitating the mechanical act of proxyvoting, reconciliation, and disclosure for each Trusco client's accounts, including Trusco's mutual fund clients, in accordance with Trusco's proxy policies and the Committee's direction.

     3. Required record keeping and voting record retention of all Trusco proxy voting on behalf Trusco's clients, including Trusco's mutual fund clients.

As reflected in our specific Trusco proxy policies, the Committee will affirmatively vote proxies for proposals that, as interpreted, are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions.

The Committee will, at all times, retain the ability to consider client specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. This information will, as needed, be communicated to ISS as agent to ensure that the relative shares proxies will be voted accordingly. The Committee has reviewed ISS capabilities as agent for the services above and is confident in its abilities to effectively provide these services. The Committee will monitor such capability on an ongoing basis.

               AN INDEPENDENT, OBJECTIVE APPROACH TO PROXY ISSUES
               --------------------------------------------------

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all Trusco discretionary investment management clients and Trusco managed mutual funds, such as the STI Classic Funds.

As indicated above, the Committee utilizes the services of an independent third party agent, ISS, to assist with facilitating the administrative, clerical, functional and recordkeeping duties and to assist in managing certain aspects of our proxy obligations. Accordingly, Trusco maintains proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to "Taft Hartley" plans and relationships.

ERISA accounts will be voted in accordance with the U.S. domestic proxy policy as it is an ERISA based policy.

Trusco provides and maintains the following standard proxy voting policies:
---------------------------------------------------------------------------

o        Trusco U.S. Domestic Proxy Policy (an ERISA based policy)
o        Trusco Taft Hartley Proxy Policy
o        Trusco Global/International Proxy Policy

Brief summaries and extended summaries are available for the Trusco Taft Hartley Proxy Policy and the Trusco Global/International Proxy Policy; and full complete versions of all of these policies are available as described below.

The Committee will obtain and review all information regarding each issuer's proxy related material as it recognizes that there may not be one decision that is right for all situations and that each proxy vote must be evaluated on its own merits. Although this typically means that some proxy issues are voted on a case-by-case basis, the Committee utilizes the firm's pre-determined proxy voting policies and guidelines whenever possible to ensure consistency and relevancy with the overall proxy voting process. For example, some factors that are considered include an in-depth look at each company's organizational structure; executive and operating management styles, board of directors structure, corporate culture and governance processes, implicit and explicit social and economic product benefits, and the impact or economic implications of the available alternatives.

                              EXCEPTIONS TO POLICY
                              --------------------

The guidelines as outlined herein generally do not apply where Trusco has contracted discretionary investment management and the authority to vote shares to a properly appointed subadvisor such as may be the case in some managed, separate, or wrap accounts.

In those situations proxy votes cast by the subadvisor will be governed by the subadvisor's own proxy voting policies and procedures. The Committee will annually review the sub advisor's proxy voting policies and procedures.

Trusco will retain voting responsibilities for its mutual fund clients unless it specifically delegates proxy voting responsibility to a properly appointed subadvisor.

                              CONFLICTS OF INTEREST
                              ---------------------

Due to its diversified client base, numerous product lines, independent board of directors, and affiliation with SunTrust Banks, Inc., and its affiliates, occasions may from time to time arise in which the Committee believes that a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.

Examples of material conflicts of interest that may arise include those where the shares to be voted involve:

     1. Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., Coca-Cola Enterprises, Inc., and/or other public corporate issuers with which either Trusco or SunTrust Banks, Inc. or its affiliates, may have a similar on-going non-investment management associated relationship.
     2. An issuer with a director, officer or employee who presently serves as an independent director on the board of Trusco or SunTrust Banks, Inc. or any of its affiliates.

     3. An issuer having substantial and numerous banking, investment or other financial relationships with Trusco, SunTrust Banks, Inc. or its affiliates.
     4. A direct common stock ownership position of five percent (5%) or greater held individually by Trusco or in conjunction with SunTrust Banks, Inc. and/or its affiliates

Although Trusco utilizes a pre-determined proxy voting policy, a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:

     1.  Retain an independent fiduciary to vote the shares.
     2. Send the proxy material to the client (in the case of mutual funds, the funds' shareholders) so he or she may vote the proxies.

Although Trusco does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

                           SECURITIES LENDING PROGRAM
                           --------------------------

Trusco also manages assets for several clients (including mutual funds, such as the STI Classic Funds) who engage in "security lending" programs. Security lending is where the clients or funds loan stock in their accounts or portfolio to various broker-dealers and collect interest based on the underlying value of the position. Consistent with SEC guidelines, the Committee will generally refrain from voting securities loaned out under this type of lending arrangement when the costs and lost revenue to the client or fund combined with the administrative effects of retrieving the securities outweigh the benefit of voting the proxy. In addition, the Committee must make a good-faith determination that the individual proxy ballot decisions would not materially impact the portfolio manager's desire to retain the position in the portfolio, and that the entire position of loaned shares' votes would not significantly affect the overall voting outcome. If any factor is determined to be material by the Committee, Trusco will initiate a total recall of the shares on loan to vote accordingly.

                             ADDITIONAL INFORMATION
                             ----------------------

TRUSCO CLIENTS:
---------------

Extended summaries of TRUSCO CAPITAL MANAGEMENT, INC.'S U.S. DOMESTIC PROXY
                      -----------------------------------------------------
POLICY (an ERISA based policy), TAFT HARTLEY PROXY POLICY, and
------                          -------------------------
GLOBAL/INTERNATIONAL PROXY POLICY and voting records are available to clients
---------------------------------
upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please contact Trusco Capital Management, Inc, Attn: Proxy Voting Committee Administrator, 50 Hurt Plaza, 14th Floor, Atlanta, Georgia, 30303, by telephone at 404.827.6177, or via e-mail at: PMP.operations@truscocapital.com.
 STI CLASSIC FUNDS AND STI CLASSIC VARIABLE TRUST SHAREHOLDERS:
 -------------------------------------------------------------

The above information as it relates to the STI Classic Funds or the STI Classic Variable Trust is available to fund shareholders by contacting the STI Classic Funds by telephone at 1-800-874-4770, Option 5 or by visiting www.sticlassicfunds.com.


02/2004

TRUSCO CAPITAL MANAGEMENT GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, Trusco has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:
o   there are concerns about the accounts presented or audit procedures used; or
o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless: o there are serious concerns about the accounts presented or the audit procedures used; o the auditors are being changed without explanation; or o nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless:
o there are serious concerns about the statutory reports presented or the audit procedures used; o questions exist concerning any of the statutory auditors being appointed; or o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:
o o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or o o the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS
Vote FOR management nominees in the election of directors, unless:
o o there are clear concerns about the past performance of the company or the board; or
o o the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to nonexecutive directors unless theamounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT
Vote FOR discharge of the board and management, unless:
o o there are serious questions about actions of the board or management for the year in question; or
o o legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE
Vote FOR proposals to fix board size.

Vote FOR the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fightfor control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:
Vote FOR issuance requests with preemptive rights to a maximum of 100percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20percent of currently issued capital. Specific Issuances: Vote on a CASE-BY-CASE basis on all requests, with or without preemptiverights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percentover the current authorization unless the increase would leave the company withless than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount,unless:
o o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Trusco's guidelines for the purpose being proposed; or
o o the increase would leave the company with less than 30 percent of its newauthorization outstanding after adjusting for all proposed issuances (and lessthan 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:
Vote FOR share repurchase plans, unless:
o o clear evidence of past abuse of the authority is available; or
o o the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:
Vote FOR mergers and acquisitions, unless:
o o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
o o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BYCASE basis.

REINCORPORATION PROPOSALS:
Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:
Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:
Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.


                                                                        02/2004
                            TRUSCO CAPITAL MANAGEMENT
                      TAFT-HARTLEY PROXY VOTING GUIDELINES

The Trusco Capital Management Taft-Hartley Voting Policy is based upon theAFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Trusco Taft-Hartley voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the "economic best interests" of plan participants and beneficiaries. Trusco will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a "worker-owner view of value."

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses - all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

   o Corporate policies that affect job security and wage levels;
   o Corporate policies that affect local economic development and stability;
   o Corporate responsibility to employees and communities; and
   o Workplace safety and health issues.

All votes will be reviewed on a case-by-case basis, and no issues will be considered strictly routine. Each issue will be considered in the context of the company under review. In other words, proxy voting guidelines are just that - guidelines. When company-specific factors are taken into account, every proxy voting decision becomes a case-by-case decision. Keeping in mind the concept that no issue is considered "routine", outlined in the following pages are general voting parameters for various types of proxy voting issues (when there are no company-specific reasons for voting to the contrary).

I) BOARD OF DIRECTORS PROPOSALS
Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Trusco holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes on entire board of directors take into account factors that include:
o Company performance relative to its peers;
o Lack of majority independent board;
o Board diversity; o Executive compensation-related (excessive salaries/bonuses/ pensions, stock option repricing, misallocation of corporate funds, etc.);
o Failure of board to respond to majority shareholder votes.

Votes on individual director nominees are made on a case-by-case basis, taking into account factors that include:
o Poor attendance;
o Independence of the key board committees (audit, compensation, and nominating);
o Performance of the key board committees;
o Failure to establish key board committees; and
o Interlocking directorships.

CEO SERVING AS CHAIRMAN: a principal function of the board is to monitor management, and a fundamental responsibility of the chairman is to monitor the company's CEO.

Generally vote FOR proposals recommending that the positions of chairman and CEO be combined. . Several considerations for a joint position include:

o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
o    Majority of independent directors on board
o    Independent key committees
o    Committee chairpersons nominated by the independent directors
o    Established governance guidelines
o    Company performance and structure
o    Effectiveness of senior officers and board members.

Generally vote AGAINST proposals recommending that the positions of chairman and CEO be separate and distinct positions held by 2 different individuals. Approximately 60 percent of companies in both the S&P 500 and Russell 3000 have joint chairman and CEO positions, and there is no absolute proof that separating the positions provides shareholders with more security in how the company is run. In addition, a jointly held Chair/CEO position represents: continuity; a true hands-on vision oriented dedication to moving the company forward; and provides shareholders with a more unified understanding of how the company will continue.

INDEPENDENT DIRECTORS: Trusco believes that a board independent of management is of critical value to safeguard a company and its shareholders.

Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company.

We vote FOR proposals that request that the board and/or its audit, compensation, and nominating committees be comprised of a majority of independent directors. We WITHHOLD votes from entire boards that are not majority-independent.

BOARD STRUCTURE: Trusco supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. Good corporate governance practice supports annually elected boards. We vote FOR classified boards when the issue comes up for vote.

CUMULATIVE VOTING: Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by "cumulating" their votes for one nominee, thereby creating a measure of independence from management control. Trusco votes FOR proposals to allow cumulative voting and votes AGAINST proposals to eliminate it.

POISON PILLS: Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company's particular set of circumstances, Trusco generally votes FOR proposals to eliminate or redeem poison pills. We vote FOR shareholder proposals to submit a company's poison pill to shareholder vote.

PROPOSALS ON BOARD INCLUSIVENESS: Trusco votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

II) CAPITAL STRUCTURE

INCREASE AUTHORIZED COMMON STOCK: corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

DUAL CLASS STRUCTURES: Trusco does not support dual share class structures

Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and we will vote AGAINST the creation or continuation of dual class structures.

III) RATIFYING AUDITORS
Ratifying auditors is no longer a routine procedure. Accounting scandals at companies such as Enron and WorldCom underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. A study by Richard Frankel, Marilyn Johnson, and Karen Nelson found that the ratio of non-audit fees to total fees paid is negatively associated with stock market returns on the filing date, indicating that investors associate non-audit fees "with lower quality audits and, by implication, lower quality earnings." This study also found that companies that pay high non-audit fees are more likely to engage in earnings management.

Auditors are the backbone upon which a company's financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor. We vote AGAINST ratification of a company's auditor if it receives more than one-quarter of its total fees for consulting. We support shareholder proposals to ensure auditor independence.

IV) MERGERS, ACQUISITIONS, AND TRANSACTIONS
Trusco votes for corporate transactions that take the high road to competitiveness and company growth. Trusco believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Factors taken into account for mergers and acquisitions include:

o        Impact on shareholder value;
o        Potential synergies;
o        Corporate governance and shareholder rights;
o        Fairness opinion;
o        Offer price (cost vs. premium); and
o        Impact on community stakeholders and workforce employees.

REINCORPORATION: Trusco reviews proposals to change a company's state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

V) EXECUTIVE COMPENSATION

STOCK OPTION PLANS: Trusco supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company-- and shareholders-- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders' share value and voting power. In general, Trusco supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a case-by-case basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Trusco votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance.

Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to any other shareholders.

STOCK OPTION EXPENSING: A recent long-term study of stock option awards found that there was no correlation whatsoever between executive stock ownership and company performance. Given stock option's accounting treatment of not being charged as an expense against earnings, options have provided the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to cash in on options in hand. Trusco supports shareholder resolutions calling for stock option grants to be treated as an expense.

PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY: Trusco votes FOR shareholder proposals that seek additional disclosure of executive and director pay information (current SEC requirements only call for the disclosure of the top five most highly compensated executives and only if they earn more than $100,000 in salary and benefits). We vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits. We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN PARACHUTES: golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Trusco votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and we generally vote AGAINST all proposals to ratify golden parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS): Trusco generally votes FOR ESOPs which allow a company's employees to acquire stock in the company at a slight discount. Such plans help link employees' self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

VI) SOCIAL AND ENVIRONMENTAL ISSUES

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Trusco provides specific narrative explanations for votes on these types of shareholder proposals. Trusco evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Trusco clients select investment strategies and criteria for their portfolios. Trusco views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Trusco votes consistent with the economic best interests of the participants and beneficiaries to create "high road" shareholder and economic value.

In most cases, Trusco supports proposals that request management to report to shareholders information and practices that would help in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Trusco supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company's legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES PRINCIPLES: the CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well-being. Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Trusco supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Trusco votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES: Trusco generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, and/or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) Right to organize and bargain collectively; ii) Nondiscrimination in employment; iii) Abolition of forced labor; and iv) End of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities. Trusco supports the principles and codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Columbia, Burma, former Soviet Union, and China). Trusco votes FOR proposals to implement and report on ILO codes of conduct.

                                       Proxy Voting Policies Adopted 4/19/04
                                          Trusco Capital Management, Inc.

------------ -------------- -------------- ------------------------------------------------------------------------------ -------
  Number        Chapter        Section     Ballot Item / Proposal                                                          Vote
                                           [F=For, A=Against, W=Withhold, C=Case by Case]
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.           Operational
         0.  Items          Adjourn        To provide management with the authority to adjourn an annual or special         F
                            Meeting        meeting.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.1.         Operational    Amend Quorum   To reduce quorum requirements for shareholder meetings below a majority of       A
             Items          Requirements   the shares outstanding
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.2.         Operational    Amend Minor    To make housekeeping changes (updates or corrections) to bylaw or charter        F
             Items          Bylaws
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.3.         Operational    Change                                                                                          F
             Items          Company Name   To change the corporate name
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.4.         Operational    Date, Time, or Management proposals to change the date/time/location of the annual meeting      F
             Items          Location of
                            Annual Meeting
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Date, Time,                                                                                     A
1.5.         Operational    or Location
             Items          of Annual      Shareholder proposals To change the date/time/location of the annual meeting
                            Meeting
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.6.         Operational      Auditors      To ratify auditors                                                               F
             Items
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.7.         Operational      Auditors     Shareholder proposals asking companies to prohibit their auditors from           A
             Items                         engaging in non-audit services
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
1.8.         Operational      Auditors     Shareholder proposals to require audit firm rotation                             A
             Items
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Operational    Transact
1.9.         Items          Other          To approve other business when it appears as voting item                         A
                            Business
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Voting on
                            Director                                                                                        F
2.0.         Board of       Nominees in    Director nominees who are not described below
             Directors      Uncontested
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Voting on                                                                                       W
                            Director
2.1.         Board of       Nominees in    Director nominees who have Implement or renewed a dead-hand or modified
             Directors      Uncontested    dead-hand poison pill
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Voting on
                            Director                                                                                        W
2.2.         Board of       Nominees in    Director nominees who have ignored a shareholder proposal that is approved
             Directors      Uncontested    by a majority of the votes cast for two consecutive years
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Voting on
                            Director                                                                                        W
2.3.         Board of       Nominees in     Director nominees who have failed to act on takeover offers where the
             Directors      Uncontested     majority of the shareholders tendered their shares
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Voting on
                            Director                                                                                        W
2.4.         Board of       Nominees in     Director nominees who enacted egregious corporate governance policies or
             Directors      Uncontested     failed to replace management as appropriate
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------

2.5.         Board of                      To limit the tenure of outside directors either through term limits or           A
             Directors      Age Limits     mandatory retirement ages.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.6.         Board of                      To fix the board size or designate a range for the board size                    F
             Directors      Board Size
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.7.         Board of       Board Size     To give management the ability to alter the size of the board outside of a        A
             Directors                     specified range without shareholder approval
------------ -------------- -------------- ------------------------------------------------------------------------------ -------


------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Board of       Classification/ Management and shareholder proposals to classify the board
2.8.         Directors      Declassification                                                                                F
                            of the Board
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.9.                        Classification/
             Board of       Declassification Management and shareholder proposals to repeal classified boards and to          A
             Directors      of the Board     elect all directors annually
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.10.        Board of       Cumulative       To eliminate cumulative voting.                                                 F
             Directors        Voting
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.11.        Board of       Cumulative     To restore or permit cumulative voting                                           A
             Directors      Voting
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Director  and
                            Officer
             Board of       Indemnification Proposals on director and officer indemnification and liability protection
2.12.        Directors      and             not particularly described below.                                                C
                            Liability
                            Protection
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Director and
                            Officer
             Board of       Indemnification To eliminate entirely directors' and officers' liability for monetary
2.13.        Directors      and             damages for violating the duty of care.                                          A
                            Liability
                            Protection
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Director and
                            Officer
             Board of       Indemnification To expand coverage beyond just legal expenses to acts, such as negligence,
2.14.        Directors      and             that are more serious violations of fiduciary obligation than mere               A
                            Liability       carelessness
                            Protection
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Director and
                            Officer         To expand coverage in cases when a director's or officer's legal defense was
2.15.        Board of       Indemnification unsuccessful if: (1) the director was found to have acted in good faith and
             Directors      and Liability   in a manner that he reasonably believed was in the best interests of the          F
                            Protection      and (2) only if the director's legal expenses would be covered.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Establish/
2.16.        Board of       Amend          To establish or amend director qualifications                                    A
             Directors      Nominee
                            Qualifications
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Establish/
             Board of       Amend
2.17.        Directors      Nominee        Shareholder proposals requiring two candidates per board seat                    A
                            Qualifications
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Filling
2.18.        Board of       Vacancies/     To provide that directors may be removed only for cause.                         A
             Directors      Removal of
                            Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Filling
             Board of       Vacancies/
2.19.        Directors      Removal of      To restore shareholder ability to remove directors with or without cause.       F
                            Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Filling
             Board of       Vacancies/     To provide that only continuing directors may elect replacements to fill
2.20.        Directors      Removal of     board vacancies.                                                                 A
                            Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Filling
             Board of       Vacancies/
2.21.        Directors      Removal of     To permit shareholders to elect directors to fill board vacancies.               F
                            Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------

                            Independent
2.22.        Board of       Chairman
             Directors      (Separate      To recommend that the positions of chairman and CEO be combined.                 F
                            Chairman/CEO)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Independent
             Board of       Chairman       To recommend that the positions of chairman and CEO be separate and distinct
2.23.        Directors      (Separate      positions held by 2 different individuals.                                       A
                            Chairman/CEO
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Majority of
             Board of       Independent    Shareholder proposals to require that a majority or more of directors be
2.24.        Directors      Directors/     independent                                                                      F
                            Establishment
                            of Committees
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Majority of
                            Independent
2.25.        Board of       Directors/      Shareholder proposals asking that board audit, compensation, and/or              A
             Directors      Establishment   nominating committees be composed exclusively of independent directors of Committees
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.26.        Board of       Open Access    Shareholder proposals asking for open access                                     A
             Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------

------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Stock
2.27.        Board of       Ownership      Shareholder proposals that mandate a minimum amount of stock that directors       A
             Directors      Requirements   must own in order to qualify as a director or to remain on the board
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Stock          Shareholder proposals asking that the company adopt a holding or retention
2.28.        Board of       Ownership      period for its executives (for holding stock after the vesting or exercise         A
             Directors      Requirements   of equity awards)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
2.29.        Board of       Term Limits    Shareholder or management proposals to limit the tenure of outside directors        A
             Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
3.0.         Proxy          Voting for
             Contests       Director
                            Nominees in    Votes in a contested election of directors                                       C
                            Contested
                            Elections
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
3.1.         Proxy          Reimbursing    To reimburse proxy solicitation expenses                                         C
             Contests       Proxy
                            Solicitation
                            Expenses
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
3.2.         Proxy                         Shareholder proposals requesting that corporations adopt confidential              A
             Contests       Confidential   voting, use independent vote tabulators and use independent inspectors of
                            Voting         election
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
3.3.         Proxy          Confidential   Management proposals to adopt confidential voting.                               A
             Contests       Voting
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.0.                        Advance
             Antitakeover   Notice
             Defenses and   Requirements
             Voting         for            Advance notice proposals                                                          F
             Related        Shareholder
             Issues         Proposals/
                            Nominations
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.1.         Antitakeover
             Defenses and   Amend Bylaws
             Voting         without        Proposals giving the board exclusive authority to amend the bylaws               F
             Related        Shareholder
             Issues         Consent
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover   Amend Bylaws
             Defenses and   without        Proposals giving the board the ability to amend the bylaws in addition to
4.2.         Voting         Shareholder    shareholders                                                                     F
             Related        Consent
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover
             Defenses and                  Shareholder proposals that ask a company to submit its poison pill for
4.3.         Voting         Poison Pills   shareholder ratification                                                         F
             Related
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover
             Defenses and                  Shareholder proposals asking that any future pill be put to a shareholder
4.4.         Voting         Poison Pills   vote                                                                             F
             Related
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover
             Defenses and
4.5.         Voting         Poison Pills   Management proposals to ratify a poison pill                                     C
             Related
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.6.         Antitakeover   Shareholder    To restrict or prohibit shareholder ability to take action by written consent    A
             Defenses and   Ability  to
             Voting         Act      by
             Related        Written
             Issues         Consent
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.7.         Antitakeover   Shareholder    To allow or make easier shareholder action by written consent                    F
             Defenses and   Ability to
             Voting         Act by
             Related        Written
             Issues         Consent
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover   Shareholder
             Defenses and   Ability    to
4.8.         Voting         Call  Special  To restrict or prohibit shareholder ability to call special meetings.            A
             Related        Meetings
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Antitakeover   Shareholder
             Defenses and   Ability to     To remove restrictions on the right of shareholders to act independently of
4.9.         Voting         Call Special   management.                                                                      F
             Related        Meetings
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.10.        Antitakeover
             Defenses and
             Voting         Supermajority   To require a supermajority shareholder vote.                                     A
             Related        Vote
             Issues         Requirements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
4.11.        Antitakeover
             Defenses and
             Voting         Supermajority
             Related        Vote           To lower supermajority vote requirements.                                      F
             Issues         Requirements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
5.0.         Mergers and      Appraisal    To restore, or provide shareholders with, rights of appraisal.                 A
             Corporate         Rights
             Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
5.1.         Mergers and
             Corporate      Asset
             Restructurings Purchases      On asset purchase proposals                                                    C
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.2.         Corporate Asset Sales Asset sales C Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and    Bundled
5.3.         Corporate Proposals Bundled or "conditioned" proxy proposals C
             Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and                   Proposals regarding conversion of securities, absent penalties or likely
5.4.         Corporate      Conversion     bankruptcy.                                                                    C
             Restructurings of Securities
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and    Conversion     Proposals regarding conversion of securities, if it is expected that the
5.5.         Corporate      of Securities  company will be subject to onerous penalties or will be forced to file for     F
             Restructurings                bankruptcy if the transaction is not approved.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.6.         Corporate      Corporate      Proposals to increase common and/or preferred shares and to issue shares as      C
             Restructurings Reorganization part of a debt restructuring plan, absent likely bankruptcy.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and    Corporate      Proposals to increase common and/or preferred shares and to issue shares as
5.7.         Corporate      Reorganization part of a debt restructuring plan where bankruptcy is likely if the            F
             Restructurings                transaction is not approved
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and    Formation of
5.8.         Corporate       Holding       To form a holding company                                                        C
             Restructurings  Company
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Going
                            Private
5.9.         Mergers and    Transactions   To make the company private rather than public                                 C
             Corporate      (LBOs and
             Restructurings Minority
                            Squeeze outs)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.10.        Corporate          Joint           To form joint ventures                                                       C
             Restructurings    Ventures
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.11.        Corporate      Liquidations   To liquidate when bankruptcy is not likely                                     C
             Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.12.        Corporate      Liquidations    To liquidate when bankruptcy is likely F
             Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Mergers and
                            Acquisitions/
             Mergers and    Issuance of
5.13.        Corporate      Shares to      To merge with or acquire another company                                       C
             Restructurings Facilitate
                            Merger or
                            Acquisition
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
 5.14.                       Private
                            Placements/    To issue a private placement security when bankruptcy is not likely            C
             Mergers and    Warrants/
             Corporate      Convertible
             Restructurings Debentures
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
5.15.                       Private        To issue a private placement security when bankruptcy is not likely            F
                            Placements/
             Mergers and    Warrants/
             Corporate      Convertible
             Restructurings Debentures
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and
5.16.        Corporate      Spin-offs      To spin off a unit or line of business                                         C
             Restructurings
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mergers and    Value          To maximize shareholder value by hiring a financial advisor to explore
5.17.        Corporate      Maximization   strategic alternatives, selling the company or liquidating the company and     C
             Restructurings Proposals      distributing the proceeds to shareholders.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Control
6.       0.  State of       Share          To opt out of control share acquisition statutes                               F
             Incorporation  Acquisition
                            Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.1.         State of       Control        To amend the charter to include control share acquisition provisions.          A
                            Share
                            Acquisition
             Incorporation  Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Control
             State of       Share
6.2.         Incorporation  Acquisition    To restore voting rights to the control shares.                                F
                            Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.3.         State of      Control           To opt out of control share cash out statutes.                                F
             Incorporation  Share Cash
                            out Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.4.         State of       Disgorgement   To opt out of state disgorgement provisions.                                   F
             Incorporation  Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.5.         State of        Fair Price      To adopt fair price provisions                                                 C
             Incorporation   Provisions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.6.         State of        Fair Price     To adopt fair price provisions with shareholder vote requirements greater        A
             Incorporation Provisions       than a majority of disinterested shares.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.7.         State of       Freeze Out     proposals to opt out of state freeze out provisions                            F
             Incorporation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.8.         State of        Greenmail      To adopt anti greenmail charter of bylaw amendments                             F
             Incorporation                  Or otherwise restrict a company's ability to make greenmail payments.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.9.         State of        Greenmail      To adopt anti greenmail proposals when they are bundled with other charter        C
             Incorporation                  or bylaw amendments.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.10.        State of        Reincorporation  To change a company's state of incorporation                                   C
             Incorporation    Proposals
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.11.        State of         Stakeholder    To consider non-shareholder constituencies or other non-financial effects        A
             Incorporation    Provisions     when evaluating a merger or business combination.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
6.12.        State of        State Anti       To opt in or out of state takeover statutes (including control share
             Incorporation    takeover       acquisition statutes, control share cash-out statutes, freeze out
                                             provisions, fair price provisions, stakeholder laws, poison pill                C
                                             endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions).
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Adjustments
             Capital        to Par  Value
7.0.         Structure      of Common       Management proposals to reduce or eliminate the par value of common stock.      F
                            Stock
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.1.         Capital         Common Stock      To increase the number of shares of common stock authorized for issuance      C
             Structure       Authorization
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.2.         Capital         Common Stock      To increase the number of authorized shares of the class of stock that has   C
             Structure       Authorization    superior voting rights.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.3.         Capital          Common Stock     To approve increases beyond the allowable increase when a company's shares
             Structure       Authorization     are in danger of being de-listed or if a company's ability to continue to      F
                                               operate as a going concern is uncertain
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.4.         Capital         Dual-class         Proposals to create a new class of common stock with superior voting rights   A
             Structure         Stock
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                                           To create a new class of nonvoting or sub-voting common stock if:
                                           o      It is intended for financing purposes with minimal or no dilution
7.5.         Capital        Dual-class            to current shareholders
             Structure      Stock          o      It is not designed to preserve the voting power of an insider or      F
                                                   significant shareholder
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Capital        Issue Stock    To increase authorized common stock for the explicit purpose of implementing
7.6.         Structure      for Use with   a shareholder rights plan (poison pill).                                       A
                            Rights Plan
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.7.         Capital         Preemptive    Shareholder proposals that seek preemptive rights                              C
             Structure         Rights
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                                           To authorizing the creation of new classes of preferred stock with
7.8.         Capital         Preferred     unspecified voting, conversion, dividend distribution, and other rights           A
             Structure        Stock        ("blank check" preferred stock).
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.9.         Capital          Preferred      To create "declawed" blank check preferred stock (stock that cannot be used     F
             Structure        Stock          as a takeover defense).
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.10.        Capital         Preferred     To authorize preferred stock in cases where the company specifies the voting,
             Structure         Stock       dividend, conversion, and other rights of such stock and the terms                 F
                                           of the preferred stock appear reasonable
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.11.        Capital          Preferred     To increase the number of blank check preferred stock authorized for              A
             Structure         Stock        issuance when no shares have been issued or reserved for a specific purpose.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.12.        Capital        Preferred      To increase the number of blank check preferred shares                         F
             Structure      Stock
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.13.        Capital
             Structure     Recapitalization    Recapitalizations (reclassifications of securities) C
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.14.        Capital        Reverse            Management proposals to implement a reverse stock split when the number of    F
             Structure       Stock Splits      authorized shares will be proportionately reduced
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.15.        Capital         Reverse           Management proposals to implement a reverse stock split to avoid delisting.   F
             Structure       Stock Splits
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.16.        Capital          Reverse          To implement a reverse stock split that do not proportionately reduce the    C
             Structure        Stock Splits     number of shares authorized
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Capital        Share          Management proposals to institute open-market share repurchase plans in
7.17.        Structure      Repurchase     which all shareholders may participate on equal terms                          F
                            Programs
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Stock          Management proposals to increase the common share authorization for a stock
7.18.        Capital        Distributions: split or share dividend, provided that the increase in authorized shares         F
             Structure      Splits         and would not result in an excessive number of shares available for issuance
                            Dividends
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
7.19.        Capital        Tracking       To authorize the creation of tracking stock                                    C
             Structure      Stock
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.0.         and Director   Executive      To approve or disapprove executive compensation plans                          C
             Compensation   Compensation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.1.         and Director    Executive        To approve compensation plans that expressly permit the re-pricing of         A
             Compensation    Compensation     underwater stock options without shareholder approval.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.2.         and Director     Executive      Plans in which the CEO participates if there is a disconnect between the        A
             Compensation     Compensation   CEO's pay and company performance
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.3.         and Director    Director         Plans for directors                                                             C
             Compensation   Compensation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Stock Plans
8.4.         and Director    in Lieu of     For plans which provide participants with the option of taking all or a           C
             Compensation    Cash           portion of their cash compensation in the form of stock
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Stock Plans
8.5.         and Director   in Lieu of     Plans which provide a dollar-for-dollar cash for stock exchange                F
             Compensation   Cash
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Stock Plans
8.6.         and Director     in Lieu of    Plans which do not provide a dollar-for-dollar cash for stock exchange           A
             Compensation     Cash
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Director
8.7.         and Director    Retirement      Retirement plans for non-employee directors.                                     A
             Compensation     Plans
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Director       Shareholder proposals to eliminate retirement plans for non-employee
8.8.         and Director   Retirement     directors                                                                      F
             Compensation   Plans
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Management
             Executive      Proposals
8.9.         and Director   Seeking                On management proposals seeking approval to re-price options             A
             Compensation   Approval to
                            Re-price
                            Options
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.10.        and Director     Voting on
             Compensation   Compensation   Shareholder proposals to submit executive compensation to a vote.              A
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                              Employee
             Executive          Stock
8.11.        and Director     Purchase     Employee stock purchase plans not described below                              C
             Compensation       Plans
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                              Employee
             Executive          Stock      Employee stock purchase plans where all of the following apply
8.12.        and Director     Purchase     o        Purchase price is at least 85 percent of fair market value            F
             Compensation       Plans      o        Offering period is 27 months or less
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                              Employee
             Executive          Stock      Employee stock purchase plans where any of the following apply
8.13.        and Director     Purchase     o        Purchase price is less than 85 percent of fair market value, or       A
             Compensation       Plans      o        Offering period is greater than 27 months
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Incentive
             Executive      Bonus Plans    Simply amend shareholder-approved compensation plans to include
8.14.        and Director   and Tax        administrative features or place a cap on the annual grants any one            F
             Compensation   Deductibility   participant may receive to comply with the provisions of Section 162(m).
                            Proposals
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Incentive
             Executive      Bonus Plans    To add performance goals to existing compensation plans to comply with the
8.15.        and Director   and Tax        provisions of Section 162(m)                                                   F
             Compensation   Deductibility
                            Proposals
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Incentive
             Executive      Bonus Plans    Plans to increase shares reserved and to qualify for favorable tax treatment
8.16.        and Director   and Tax        under the provisions of Section 162(m)                                         F
             Compensation   Deductibility
                            Proposals
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Incentive
             Executive      Bonus Plans    Cash or cash and stock bonus plans that are submitted to shareholders for
8.17.        and Director   and Tax        the purpose of exempting compensation from taxes under the provisions of       F
             Compensation   Deductibility   Section 162(m) if no increase in shares is requested.
                            Proposals
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Employee       To implement an ESOP or increase authorized shares for existing ESOPs,
8.18.        and Director   Stock          unless the number of shares allocated to the ESOP is excessive (more than      F
             Compensation   Ownership      five percent of outstanding shares.)
                            Plans (ESOPs)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      401(k)
8.19.        and Director   Employee       To implement a 401(k) savings plan for employees.                              F
             Compensation   Benefit Plans
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
             Executive      Proposals
8.20.        and Director   Regarding      Shareholder proposals seeking additional disclosure of executive and           A
             Compensation   Executive      director pay information,
                            and Director
                            Pay
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
             Executive      Proposals
8.21.        and Director   Regarding       Shareholder proposals seeking to set absolute levels on compensation or            A
             Compensation   Executive      otherwise dictate the amount or form of compensation.
                            and Director
                            Pay
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
             Executive      Proposals
8.22.        and Director   Regarding      Shareholder proposals requiring director fees be paid in stock only            A
             Compensation   Executive
                            and Director
                            Pay
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
             Executive      Proposals
8.23.        and Director   Regarding      Shareholder proposals to put option re-pricings to a shareholder vote          F
             Compensation   Executive
                            and Director
                            Pay
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
             Executive      Proposals
8.24.        and Director   Regarding       For all other shareholder proposals regarding executive and director pay         C
             Compensation   Executive
                            and Director
                            Pay
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.25.        and Director   Option         Shareholder proposals asking the company to expense stock options              A
             Compensation   Expensing
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive
8.26.        and Director   Performance   Shareholder proposals advocating the use of performance-based stock options      A
             Compensation   Based Stock   (indexed, premium-priced, and performance-vested options).
                            Options
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Golden
                            Parachutes
             Executive      and            Shareholder proposals to require golden parachutes or executive severance
8.27.        and Director   Executive      agreements to be submitted for shareholder ratification                        A
             Compensation   Severance
                            Agreements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Golden
                            Parachutes
             Executive      and
8.28.        and Director   Executive      Proposals to ratify or cancel golden parachutes.                               C
             Compensation   Severance
                            Agreements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Executive      Pension Plan
8.29.        and Director   Income          Shareholder proposals to exclude pension plan income in the calculation of       F
             Compensation   Accounting      earnings used in determining executive bonuses/compensation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Supplemental
             Executive      Executive      Shareholder proposals requesting to put extraordinary benefits contained in
8.30.        and Director   Retirement     SERP agreements to a shareholder vote                                          A
             Compensation   Plans (SERPs)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
             Social and     ISSUES AND
9.0.         Environmental  PUBLIC         To phase out the use of animals in product testing                             A
             Issues         SAFETY:
                            Animal Rights
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
                            ISSUES AND
             Social and     PUBLIC
9.1.         Environmental  SAFETY:        To implement price restraints on pharmaceutical products                       A
             Issues
                            Drug Pricing
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
                            ISSUES AND
                            PUBLIC         To voluntarily label genetically engineered
             Social and     SAFETY:        (GE) ingredients in their products or alternatively to provide interim
9.2.         Environmental                 labeling and eventually eliminate GE ingredients due to the costs and          A
             Issues         Genetically feasibility of labeling and/or phasing out the use of GE ingredients.
                            Modified
                            Foods
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Genetically
9.3.         Environmental  Modified        A report on the feasibility of labeling products containing GE ingredients        A
             Issues          Foods
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Genetically
9.4.         Environmental  Modified         A report on the financial, legal, and environmental impact of continued use      A
             Issues         Foods            of GE ingredients/seeds
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Genetically
9.5.         Environmental   Modified          Report on the health and environmental effects of genetically modified         A
             Issues          Foods           organisms (GMOs)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                                           To completely phase out GE ingredients from the company's products or
             Social and     Genetically    proposals asking for reports outlining the steps necessary to eliminate GE
9.6.         Environmental  Modified       ingredients from the company's products. Such resolutions presuppose that      A
             Issues         Foods          there are proven health risks to GE ingredients
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
                            ISSUES AND
             Social and     PUBLIC         Reports on a company's policies aimed at curtailing gun violence in the
9.7.         Environmental  SAFETY:        United States                                                                  A
             Issues
                            Handguns
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
                            ISSUES AND
             Social and     PUBLIC         Reports outlining the impact of the health pandemic (HIV/AIDS, malaria and
9.8.         Environmental  SAFETY:        tuberculosis) on the company's Sub-Saharan operations                          A
             Issues
                            HIV/AIDS
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and                    To establish, implement, and report on a standard of response to the
9.9.         Environmental  HIV/AIDS       HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other         A
             Issues                        developing countries
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
                            ISSUES AND
             Social and     PUBLIC
9.10.        Environmental SAFETY:          Reports on the company's procedures for preventing predatory lending,            A
             Issues                         including the establishment of a board committee for oversight,
                            Predatory
                            Lending
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            CONSUMER
             Social and     ISSUES AND
9.11.        Environmental  PUBLIC          Proposals seeking stronger product warnings                                       A
             Issues SAFETY:
                            Tobacco
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.12.        Environmental  Tobacco              Proposals asking that the company's operating facilities be smoke-free       A
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.13.        Environmental Tobacco              Proposals dealing with product placement in stores or advertising to youth. A
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.14.        Environmental   Tobacco          Proposals asking the company to cease production of tobacco-related products A
             Issues                             or cease selling products to tobacco companies.
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.15.        Environmental Tobacco          Proposals to spin-off tobacco-related businesses:                                A
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.16.        Environmental Tobacco              Proposals prohibiting investment in tobacco equities.                        A
             Issues
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
                             AND ENERGY:
             Social and     Arctic         Requests for reports outlining potential environmental damage from drilling
9.17.        Environmental  National       in the Arctic National Wildlife Refuge (ANWR)                                  A
             Issues         Wildlife
                            Refuge
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
             Social and      AND ENERGY:
9.18.        Environmental   CERES             Proposals to adopt the CERES Principles                                       A
             Issues          Principles
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
             Social and      AND ENERGY:   Proposals requests reports assessing economic risks of environmental
9.19.        Environmental  Environmental    pollution or climate change.                                                   A
             Issues         Economic Risk
                             Report
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.20.        Environmental Environmental      Proposals for reports disclosing the company's environmental policies.         A
             Issues        Reports
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
             Social and      AND ENERGY:   Proposals to make reports on the level of greenhouse gas emissions from the
9.21.        Environmental  Global         company's operations and products.                                             A
             Issues         Warming
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and      ENVIRONMENT
9.22.        Environmental   AND ENERGY:   Proposals to adopt a comprehensive recycling strategy                          A
             Issues         Recycling
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
             Social and      AND ENERGY:
9.23.        Environmental  Renewable      Proposals to invest in renewable energy sources.                               A
             Issues         Energy
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.24.        Environmental Renewable          Requests for reports on the feasibility of developing renewable energy         A
             Issues         Energy           sources
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             ENVIRONMENT
             Social and      AND ENERGY:   Proposals to make report on its policies and practices related to social,
9.25.        Environmental  Sustainability environmental, and economic sustainability                                     A
             Issues         Report
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                               GENERAL
                              CORPORATE
             Social and        ISSUES:
9.26.        Environmental  Charitable/    Proposals to affirm political nonpartisanship in the workplace                 A
             Issues         Political
                            Contributions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Charitable/
9.27.        Environmental  Political      Proposals to report or publish in newspapers the company's political           A
             Issues         Contributions  contributions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Charitable/
9.28.        Environmental  Political      Proposals to prohibit the company from making political contributions          A
             Issues         Contributions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Charitable/
9.29.        Environmental   Political          Proposals to restrict the company from making charitable contributions     A
             Issues          Contributions
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     Charitable/    Proposals to publish a list of company executives, directors, consultants,
9.30.        Environmental  Political      legal counsels, lobbyists, or investment bankers that have prior government    A
             Issues         Contributions  service and whether such service had a bearing on the business of the company
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                               GENERAL
                              CORPORATE
                               ISSUES:
             Social and         Link
9.31.        Environmental    Executive         Proposals to review ways of linking executive compensation to social factors A
             Issues          Compensation
                              to Social
                             Performance
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            LABOR
                            STANDARDS
             Social and     AND HUMAN
9.32.        Environmental    RIGHTS:           Proposals to implement the China Principles.                                 A
             Issues          China
                            Principles
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            LABOR
                            STANDARDS      Proposals to make reports detailing the company's operations in a particular
                            AND HUMAN      country and steps to protect human rights                                           A
             Social and     RIGHTS:
9.33.        Environmental
             Issues         Country-specifi
                            human rights
                            reports
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            LABOR
                            STANDARDS
                            AND HUMAN
             Social and     RIGHTS:
9.34.        Environmental                      Proposals to implement certain human rights standards at company facilities    A
             Issues         International       or those of its suppliers and to commit to outside, independent monitoring
                            Codes of
                            Conduct/Vendor
                            Standards
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            LABOR
                            STANDARDS
             Social and     AND HUMAN
9.35.        Environmental  RIGHTS:        Proposals to endorse or increase activity on the MacBride Principles.          A
             Issues
                            MacBride
                            Principles
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            MILITARY
             Social and     BUSINESS:
9.36.        Environmental  Foreign        Proposals to make reports on foreign military sales or offsets.                A
             Issues         Military
                            Sales/Offsets
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            MILITARY
             Social and     BUSINESS:
9.37.        Environmental Landmines            Proposals asking the company to renounce future involvement in antipersonnel A
             Issues         and Cluster         landmine production
                            Bombs
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            MILITARY
             Social and     BUSINESS:      Proposals asking the company to cease production of nuclear weapons
9.38.        Environmental  Nuclear        components and delivery systems, including disengaging from current and        A
             Issues         Weapons        proposed contracts
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            MILITARY
                            BUSINESS:
             Social and     Operations     Proposals asking the company to appoint a board committee review and report
9.39.        Environmental  in Nations     outlining the company's financial and reputational risks from its operations   A
             Issues         Sponsoring     in Iran,
                            Terrorism
                            (Iran)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            MILITARY
             Social and     BUSINESS:      Proposals asking the company to make reports on a company's involvement in
9.40.        Environmental  Spaced-Based   spaced-based weaponization                                                     A
             Issues         Weaponization
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                              WORKPLACE
             Social and      DIVERSITY:
9.41.        Environmental      Board      Requests for reports on the company's efforts to diversify the board,          F
             Issues           Diversity
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                              WORKPLACE
             Social and      DIVERSITY:    Proposals asking the company to increase the representation of women and
9.42.        Environmental      Board      minorities on the board                                                        C
             Issues           Diversity
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            WORKPLACE
                            DIVERSITY:
             Social and     Equal
9.43.        Environmental  Employment     Proposals to increase regulatory oversight of EEO programs                     A
             Issues         Opportunity
                            (EEO)
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and     WORKPLACE
9.44.        Environmental   DIVERSITY:      To increase regulatory oversight of EEO programs and Glass Ceiling proposals     A
             Issues         Glass Ceiling
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            WORKPLACE
             Social and     DIVERSITY:     Proposals to amend a company's EEO statement in order to prohibit
9.45.        Environmental  Sexual         discrimination based on sexual orientation                                     A
             Issues         Orientation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Social and
9.46.        Environmental   Sexual          Proposals to extend company benefits to or eliminate benefits from domestic     A
             Issues          Orientation     partners
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.      0.  Mutual Fund    Election of    Director nominees who are not described below                                  F
             Proxies        Directors
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.1.        Mutual Fund     Election of    Ignore a shareholder proposal that is approved by a majority of the votes         W
             Proxies         Directors      cast for  two consecutive years
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Convert
             Mutual Fund    Closed-end
10.2.        Proxies        Fund to             Conversion Proposals                                                         C
                            Open-end Fund
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.3.        Mutual Fund       Proxy          Proxy Contests                                                                 C
             Proxies         Contests
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Investment
10.4.        Mutual Fund     Advisory           Investment Advisory Agreements                                               F
             Proxies        Agreements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Approve New
             Mutual Fund    Classes or
10.5.        Proxies        Series of         The establishment of new classes or series of shares.                          F
                            Shares
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Change
                            Fundamental
             Mutual Fund    Restriction         Proposals to change a fund's fundamental
10.6.        Proxies        to                  restriction to a non fundamental restriction                                  C
                            Nonfundamental
                            Restriction
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Change
                            Fundamental
10.7.        Mutual Fund    Investment      Proposals to change a fund's fundamental investment objective to a non            C
             Proxies        Objective to    fundamental investment objective
                            Nonfundamental
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.8.        Mutual Fund     Name Change
             Proxies         Proposals          Name change proposals.                                                       F
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
             Mutual Fund    Change in
10.9.        Proxies        Fund's Sub          To change a fund's sub-classification                                        F
                            classification
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                             Disposition   To dispose of assets, liquidate or terminate the fund
10.10.       Mutual Fund         of
             Proxies        Assets/                                                                                          F
                            Termination/
                            Liquidation
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes    to
10.11.       Mutual Fund    the   Charter  To make changes to the charter document                                          C
             Proxies        Document
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to
10.12.       Mutual Fund    the Charter     Removal shareholder approval requirement to reorganize or terminate the           F
             Proxies        Document        trust or any of its series
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to
10.13.       Mutual Fund    the Charter    Removal of shareholder approval requirement for amendments to the new          F
             Proxies        Document       declaration of trust
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to     Removal of shareholder approval requirement to amend the fund's management
10.14.       Mutual Fund     the Charter   contract, allowing the contract to be modified by the investment manager and     F
             Proxies         Document      the trust management, as permitted by the 1940 Act
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to     Allow the trustees to impose other fees in addition to sales charges on
10.15.       Mutual Fund     the Charter   investment in a fund, such as deferred sales charges and redemption fees          F
             Proxies        Document       that may be imposed upon redemption of a fund's shares
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to
10.16.       Mutual Fund    the Charter      Removal of shareholder approval requirement to engage in and terminate          F
             Proxies        Document         Sub-advisory arrangements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Changes to
10.17.       Mutual Fund     the Charter      Removal of shareholder approval requirement to change the domicile of the      F
             Proxies         Document          fund
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Change the
10.18.       Mutual Fund     Fund's          Fund's Reincorporation                                                          C
             Proxies        Domicile
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Authorize
                            the Board to
                            Hire and
             Mutual Fund    Terminate      Proposals authorizing the board to hire/terminate sub-advisors without
10.19.       Proxies        Subadvisors    shareholder approval.                                                          F
                            Without
                            Shareholder
                            Approval
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.20.       Mutual Fund      Distribution     Distribution agreements                                                     F
             Proxies         Agreements
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.21.       Mutual Fund     Master-Feeder    Establishment of a master-feeder structure.                                  F
             Proxies         Structure
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
10.22.       Mutual Fund Mergers Mergers and Acquisitions C Proxies
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
                            Proposals to
10.23.       Mutual Fund     Establish          To mandate a specific minimum amount of stock that directors must own in      A
             Proxies         Director           order to qualify as a director or to remain on the board
                            Ownership
                            Requirement
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
                            Proposals to
             Mutual Fund    Reimburse
10.24.       Proxies        Proxy          To reimburse proxy solicitation expenses                                       C
                            Solicitation
                            Expenses
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
                            Shareholder
                            Proposals to
10.25.       Mutual Fund     Terminate          To terminate the investment advisor                                          C
             Proxies       Investment
                            Advisor
------------ -------------- -------------- ------------------------------------------------------------------------------ -------
